                                                       Registration No. 33-82658
                                                                        811-8704

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 18

        REGISTGRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                         Post-Effective Amendment No. 2

                                GROUP VEL ACCOUNT
            OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)


             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              (Name of Depositor)
                               440 Lincoln Street
                               Worcester MA 01653
                            Telephone: (508) 855-1000
              (Address of Depositor's Principal Executive Office)

                          Charles F. Cronin, Secretary
             Allmerica Financial Life Insurance and Annuity Company
                               440 Lincoln Street
                               Worcester MA 01653
               (Name and Address of Agent for Service of Process)


             It is proposed that this filing will become effective:

          / / immediately upon filing pursuant to paragraph (b) of Rule 485 /X/ on May 1, 2003 pursuant to paragraph (b) of Rule 485
          / / 60 days after filing pursuant to paragraph (a) (1) of Rule 485 / / on May 1, 2003 pursuant to paragraph (a) (1) of Rule 485
          / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment


                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2002 was filed on or before March 30, 2003.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS

This Prospectus provides important information about Group Vari-Exceptional Life Plus, a group flexible premium variable life insurance contract offered by Allmerica Financial Life Insurance and Annuity Company (in all jurisdictions except New York) or by First Allmerica Financial Life Insurance Company (in New
York). Certificates under the Contract are available to eligible applicants who are members of a non-qualified benefit plan having a minimum of five or more members, depending on the group, and who are Age 80 years old and under.

The Certificates are funded through the Group VEL Account of Allmerica Financial and the Group VEL Account of First Allmerica, each a separate investment account referred to collectively as the Separate Account, and a fixed-interest account of each Company that is referred to collectively as the General Account. The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Underlying Funds:

ALLMERICA INVESTMENT TRUST (SERVICE SHARES)
AIT Core Equity Fund
AIT Equity Index Fund
AIT Government Bond Fund
AIT Money Market Fund
AIT Select Capital Appreciation Fund
AIT Select Growth Fund
AIT Select International Equity Fund
AIT Select Investment Grade Income Fund
AIT Select Value Opportunity Fund


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)


AllianceBernstein Growth and Income Portfolio (/ /)


DELAWARE VIP TRUST
Delaware VIP International Value Equity Series

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Contrafund-Registered Trademark- Portfolio (/ /)
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Index 500 Portfolio
Fidelity VIP Overseas Portfolio

JANUS ASPEN SERIES (SERVICE SHARES)
Janus Aspen Mid Cap Growth Portfolio
Janus Aspen Worldwide Growth Portfolio (/ /)

PIMCO VARIABLE INSURANCE TRUST
PVIT Total Return Portfolio II

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. **
UIF Core Plus Fixed Income Portfolio (/ /)
UIF Technology Portfolio (/ /)

(/ /) Not available in New York.

**The UIF Core Plus Fixed Income Portfolio of The Universal Institutional Funds, Inc. is available only to employees of Duke Energy Corporation and its affiliates.


A STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2003 CONTAINING MORE INFORMATION ABOUT THE CERTIFICATE IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. A COPY MAY BE OBTAINED FREE OF CHARGE BY CALLING 1- 800- 533-7881. THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION CAN ALSO BE OBTAINED FROM THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE (HTTP://WWW.SEC.GOV).


THE CERTIFICATES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE CERTIFICATE. THIS LIFE CERTIFICATE IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE
                                   REFERENCE.

                               DATED MAY 1, 2003

                               TABLE OF CONTENTS


SUMMARY OF RISKS AND BENEFITS.....................   4
  What are the Certificate's Benefits?............   4
  What are the Certificate's Risks?...............   5
SUMMARY OF RISKS AND BENEFITS: FEE TABLES.........   6
  Transaction Fees................................   6
  Periodic Charges Other than Fund Operating
  Expenses........................................   8
  Total Annual Fund Operating Expenses............   9
THE COMPANY, THE VARIABLE ACCOUNT AND THE FUNDS...  10
  What is the Company?............................  10
  What is the Separate Account?...................  10
  What are the Funds?.............................  10
THE CERTIFICATE...................................  14
  How do I communicate with the Company?..........  14
  How do I apply for a Certificate?...............  14
  Can I examine and cancel the Certificate or an
  increase in Face Amount?........................  15
  Is there a Paid-up Insurance Option?............  16
  How do I make Payments?.........................  16
  How do I allocate my Net Payments?..............  17
  Can I make transfers?...........................  18
  Is the transfer privilege subject to any
  limitations?....................................  18
  Are there restrictions on market timers?........  18
  Is there a Dollar-Cost Averaging Option or
  Automatic Rebalancing Option?...................  19
  Can I make future changes under my
  Certificate?....................................  19
  Can I convert my Certificate into a fixed
  policy?.........................................  20
  How do I change the Face Amount of my
  Certificate?....................................  20
  What is the Certificate Value and Surrender
  Value?..........................................  21
  Can I make Certificate Loans?...................  22
  Can I surrender the Certificate?................  23
  Can I make partial withdrawals?.................  24
THE DEATH BENEFIT.................................  24
  What are the Guideline Premium Test and Cash
  Value Accumulation Test?........................  24
  What are the Death Benefit Options?.............  25
  Can I change between Death Benefit Options?.....  26
  What are the Death Proceeds Payment Options?....  27
TERMINATION AND REINSTATEMENT.....................  29
  What are the termination provisions of the
  Certificate?....................................  29
  What are the reinstatement provisions of the
  Certificate?....................................  30
CHARGES AND DEDUCTIONS............................  31
  What charges are deducted from Payments?........  31
  What is the Monthly Deduction?..................  32
  What charges are reflected in the assets of the
  Separate Account?...............................  34
  How is the Surrender Charge calculated?.........  34
  What charges apply to a Partial Withdrawal?.....  36
  What are the Transfer Charges?..................  36
  What is the charge for changes in the Face
  Amount?.........................................  37
  Are there any other administrative charges?.....  37
FEDERAL TAX CONSIDERATIONS........................  38
  How are the Company and the Separate Account
  taxed?..........................................  38
  How are the Certificates taxed?.................  38
  How are Certificate loans taxed?................  39
  What are Modified Endowment Policies and how are
  they taxed?.....................................  40
  What are the diversification requirements for
  the Separate Account?...........................  40
  Can I be considered the owner of the Separate
  Account assets for tax purposes?................  40
OTHER INFORMATION.................................  42

  Are there other important Certificate
  provisions?.....................................  42
  Can the Company delay payments to me?...........  42
  Do I have any voting rights?....................  43
  What reports will I receive concerning my
  Certificate?....................................  43
  Are there any pending legal proceedings
  involving the Separate Account?.................  44
  May the Company add, delete or substitute
  Funds?..........................................  44
  What is mixed and shared funding?...............  44
  Where can I find the financial statements of the
  Company and the Separate Account?...............  44
THE GENERAL ACCOUNT...............................  45

GLOSSARY OF SPECIAL TERMS.........................  47

                         SUMMARY OF RISKS AND BENEFITS

This Summary is intended to provide only a very brief overview of the more significant aspects of the Certificate. You should read the remainder of this Prospectus as it presents a more complete presentation of the topics presented here, and will help you better understand the product. However, the Certificate, together with its attached application, constitutes the entire agreement between you and the Company.

The Certificate is a life insurance contract with death benefits, Certificate Value, and other features traditionally associated with life insurance. The Certificate is "variable" because the Certificate Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. Under some circumstances, the Death Benefit may vary with the investment experience of the Sub-Accounts.

Unlike traditional insurance policies, the Certificate has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Certificate will not necessarily lapse if you fail to make planned payments, and making planned payments will not guarantee that the Certificate will remain in force.

WHAT ARE THE CERTIFICATE'S BENEFITS?

While the Certificate is in force, it will provide:

    -  Life insurance coverage on the named Insured

    -  Certificate Value

    -  Surrender rights and partial withdrawal rights

    -  Loan privileges

Depending upon the group to which the Policy was issued, the following supplemental benefits may be available for issue under the Certificates for an additional charge.

    - WAIVER OF PREMIUM RIDER -- This Rider provides that, during periods of total disability continuing for more than the period of time specified in the Rider, the Company will add to the Certificate Value each month an amount selected by you or the amount necessary to maintain the Certificate in force, whichever is greater. This benefit is subject to the Company's maximum issue benefits. Its cost may change yearly.

    - OTHER INSURED RIDER -- This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "Other Insured" to convert the coverage to a flexible premium adjustable life insurance Certificate.

    - CHILDREN'S INSURANCE RIDER -- This Rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

    - ACCIDENTAL DEATH BENEFIT RIDER -- This Rider pays an additional benefit for death resulting from a covered accident prior to the Certificate anniversary nearest the Insured's Age 70.

    - OPTION TO ACCELERATE BENEFITS RIDER -- This Rider permits part of the proceeds of the Certificate to be available before death if the Insured becomes terminally ill and, depending on the group to which the Policy is issued, may also pay part of the proceeds if the Insured is permanently confined to a nursing home.

    - EXCHANGE OPTION RIDER -- This Rider allows you to use the Certificate to insure a different person, subject to Company guidelines.

    - EXCHANGE TO TERM INSURANCE RIDER -- This Rider allows a Certificate Owner which is a corporation, a corporate grantor trust, or a corporate assignee in the case of a split dollar arrangement, to exchange the Certificate prior to the third Certificate anniversary for a five-year non-convertible term insurance policy. An exchange credit will be paid to the Certificate Owner or the corporate assignee in the case of a corporate-sponsored collateral assignment split dollar arrangement.

CERTAIN OF THESE RIDERS MAY NOT BE AVAILABLE IN ALL STATES.

WHAT ARE THE CERTIFICATE'S RISKS?

There are certain risks associated with the Certificate:


    - There is no guaranteed minimum Certificate Value. The value of a Certificate will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Certificate Value will also be adjusted for other factors, including the amount of charges imposed. The Certificate will terminate if Certificate Value is insufficient to cover certain monthly charges plus loan interest accrued, or if Outstanding Loans exceed the Certificate Value less surrender charges. The Certificates are unsuitable as short-term savings vehicles.


    - The Certificate Value may decrease to the point where the Certificate will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit is in effect. The Guaranteed Death Benefit may not be available in all states.

    - Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent effect on your Certificate Value, and will reduce the Death Benefit. In addition, if your Certificate is a modified endowment contract for tax purposes, taking a Certificate loan may have tax consequences.

    - Surrender of the Certificate may be subject to a substantial surrender charge. Partial Withdrawals may be subject to surrender charges and a Partial Withdrawal Charge.

    - A Certificate may be considered a "modified endowment contract" if total payments during the first seven Certificate years (or within seven years of a material change in the Certificate) exceed the total net level payments payable, if the Certificate had provided paid-up future benefits after seven level annual payments. If the Certificate is considered a modified endowment contract, all distributions (including Certificate loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. In addition, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income.

    - Each Fund is subject to investment risks and other risks. We do not promise that the Funds will meet their investment objectives. Amounts that you have allocated to Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which those Sub-Accounts invest. Your bear the investment risk that those Funds possibly will not meet their investment objectives. A description of each Fund's investment policies and a comprehensive discussion of the risks of each Fund may by found in the Fund's prospectus.

                   SUMMARY OF RISKS AND BENEFITS: FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CERTIFICATE. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CERTIFICATE, SURRENDER THE CERTIFICATE, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.


                                                      TRANSACTION FEES
                 CHARGE                           WHEN CHARGE IS DEDUCTED                       AMOUNT DEDUCTED
MAXIMUM SALES CHARGE IMPOSED ON PREMIUMS  When a premium payment is made            Currently none (guaranteed not to exceed
(LOAD)                                                                              10% of premium payments)
PREMIUM TAXES                             When a premium payment is made            Currently 0.75% - 5.00% of premium
                                                                                    payments, depending upon the state
                                                                                    (guaranteed not to exceed 10%).
DEFERRED ACQUISITION COSTS ("DAC TAX"     When a premium payment is made            0-1% of premium payments, depending upon
CHARGE)                                                                             the group to which the Policy and
                                                                                    Certificates are issued.
SURRENDER CHARGE -- DEFERRED              Upon Surrender or a Decrease in Face      $8.50 per $1,000 or original Face Amount
ADMINISTRATIVE CHARGE(1)                  Amount for up to 5 years from Date of     or an increase in Face Amount
                                          Issue of the Certificate or from the
                                          date of increase in Face Amount,
                                          respectively
SURRENDER CHARGE -- DEFERRED SALES        Upon Surrender or a Decrease in Face      Per $1,000 of original Face Amount, the
CHARGE(1)                                 Amount for up to 5 years from Date of     minimum charge is $14.89 (for a Unisex
  MINIMUM AND MAXIMUM CHARGE              Issue of the Certificate or from the      Smoker, Age 0) and the maximum charge is
                                          date of increase in Face Amount,          $54.49 (for a Unisex Smoker, Age 80)
                                          respectively.
  CHARGE FOR A REPRESENTATIVE                                                       Per $1,000 of original Face Amount, a
  CERTIFICATE OWNER                                                                 representative charge is $23.61 (for a
                                                                                    Male Standard Non-Smoker, Age 45).
PARTIAL WITHDRAWAL CHARGE(2)              Upon Partial Withdrawals in excess of     5% of any withdrawals in excess of the
                                          the Free 10% Withdrawal Amount            Free 10% Withdrawal amount.
PARTIAL WITHDRAWAL TRANSACTION FEE        Upon any Partial Withdrawal               2% of the amount withdrawn, not to
                                                                                    exceed $25
ELECTING OPTIONAL GUARANTEED DEATH        Upon election of the Guaranteed Death     $25 administrative fee
BENEFIT                                   Benefit
INCREASE IN FACE AMOUNT                   Upon increasing the Face Amount of the    $2.50 per $1,000 of increase or
                                          Certificate                               decrease, not to exceed $40

TRANSFER CHARGES                          Upon the 13th transfer and each           Currently $10 per transfer, guaranteed
                                          subsequent transfers in a Certificate     not to exceed $25 per transfer.
                                          Year.
OPTION TO ACCELERATE BENEFITS RIDER       Upon exercising the rider                 $150 (one-time fee) plus a present value
  MINIMUM AND MAXIMUM CHARGE                                                        of expected premiums associated with the
                                                                                    benefit calculated from the point in
                                                                                    time the rider is exercised. Per $1,000
                                                                                    of Benefit: the minimum additional fee
                                                                                    is $1.68 (for a Female Standard, Age 8)
                                                                                    and the maximum additional charge is
                                                                                    $850.00 (for a Male Standard, Age 90).
  CHARGE FOR A REPRESENTATIVE                                                       $150 (one-time fee) plus a present value
  CERTIFICATE OWNER                                                                 of expected premiums associated with the
                                                                                    benefit calculated from the point in
                                                                                    time the rider is exercised. Per $1000
                                                                                    of Benefit: a representative charge is
                                                                                    $7.78 (for a Male Standard Non-Smoker,
                                                                                    Age 45)
EXCHANGE OPTION RIDER                     Upon adding the rider to the contract     $20.00 (one-time fee)
EXCHANGE TO TERM INSURANCE RIDER                            N/A                                       None
CHANGING NET PAYMENT ALLOCATION           Upon changing allocations of Net          Currently there is no charge. Any future
                                          Payments                                  charge is guaranteed not to exceed $25.
CHANGING MONTHLY DEDUCTION ALLOCATION     Upon changing allocation of the Monthly   Currently there is no charge. Any future
                                          Deduction                                 charge is guaranteed not to exceed $25.
PROVIDING A PROJECTION OF VALUES(3)       Upon requesting a projection of values    Currently there is no charge. Any future
                                                                                    charge is guaranteed not to exceed $25.



(1) SURRENDER CHARGES -- At any time that the Certificate is in effect, a Certificate owner may elect to surrender the Certificate and receive its Surrender Value The maximum surrender charge calculated upon issuance of the Certificate or an increase in Face Amount is equal to the sum of (a) plus (b), where (a) is a deferred administrative and (b) is a deferred sales charge. The maximum surrender charge upon issuance or an increase in Face Amount remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. If you surrender the Certificate during the first two years following the Date of Issue or an increase in Face Amount, before making premium payments which are at least equal to one Guideline Annual Premium for the initial Face Amount or increase in Face Amount, respectively, the actual surrender charge imposed may be less than the maximum.



The DEFERRED ADMINISTRATIVE CHARGE is $8.50 per thousand dollars of the initial Face Amount or of an increase in the Face Amount. The charge is designed to reimburse the Company for administrative costs associated with product research and development, underwriting, Certificate administration, decreasing the Face Amount, and surrendering a Certificate. The DEFERRED SALES CHARGE is up to 30% (less any premium expense charge not associated with state and local premium taxes) of premiums received up to the Guideline Annual Premium, depending on the group to which the Policy is issued. In accordance with state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of the initial Face Amount. The deferred sales charge varies based on individual characteristics (sexes, issue ages and underwriting classes) of the Insureds. Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount, the minimum charge is $14.89 (for a Unisex Smoker, Age 0) and the maximum charge is $54.49 (for a Unisex Smoker, Age 80).


The surrender charge shown in the table may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Certificate, please contact us at the address or telephone number shown on the front cover of this Prospectus or contact your agent.

(2) PARTIAL WITHDRAWAL CHARGE -- The Company will reduce the amount of the Certificate's outstanding Surrender Charge by the amount of the Partial Withdrawal Charge. If no Surrender Charges apply to the Certificate at the time of a withdrawal, no partial withdrawal charge will apply to that withdrawal.



(3) PROVIDING A PROJECTION OF VALUES -- You may request a free personalized illustration of death benefits, cash surrender values and cash values once annually. The Company may in its discretion provide additional personalized illustrations upon request. We currently do not charge for personal illustrations, but we reserve the right to charge a fee, not to exceed $25, if you request more than one illustration annually


THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CERTIFICATE, NOT INCLUDING THE FUND FEES AND EXPENSES. EACH OF THESE FEES IS CALCULATED MONTHLY AND DEDUCTED FROM YOUR CERTIFICATE VALUE AS PART OF THE MONTHLY DEDUCTION.


                                    PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
                 CHARGE                           WHEN CHARGE IS DEDUCTED                       AMOUNT DEDUCTED
COST OF INSURANCE*                        Monthly                                   Per $1,000 of original Face Amount, the
  MINIMUM AND MAXIMUM CHARGE                                                        minimum monthly charge is $0.04 and the
                                                                                    maximum is $83.33
  CHARGE FOR A REPRESENTATIVE                                                       Per $1,000 of original Face Amount: a
  CERTIFICATE OWNER                                                                 representative charge is $15.79 (for a
                                                                                    Male Standard Non-Smoker Age 45)
MONTHLY ADMINISTRATIVE FEE                Monthly                                   Up to $10.00
MORTALITY AND EXPENSE RISK FEES           Monthly                                   Annual rate of up to 0.90%
SEPARATE ACCOUNT ADMINISTRATIVE CHARGE    Monthly for up to ten Certificate years   Annual rate of up to 0.25%
MONTHLY CHARGES FOR OPTIONAL BENEFITS*    Monthly                                   Varies depending upon the optional
                                                                                    benefits selected, and by the individual
                                                                                    characteristics of the Insureds
WAIVER OF PREMIUM RIDER                   Monthly                                   Per $1,000 of Benefit: the minimum
  MINIMUM AND MAXIMUM CHARGE                                                        charge is $0.01 and the maximum charge
                                                                                    is $184.20
  CHARGE FOR A REPRESENTATIVE                                                       Per $1,000 of Benefit: a representative
  CERTIFICATE OWNER                                                                 charge is $0.01 (for a Male Standard
                                                                                    Non-Smoker, Age 45)
OTHER INSURED RIDER                       Monthly                                   Per $1000 of Face Amount, the minimum is
  MINIMUM AND MAXIMUM CHARGE                                                        charge $0.02 and the maximum charge is
                                                                                    $83.33.
  CHARGE FOR A REPRESENTATIVE                                                       Per $1,000 of Face Amount, a
  CERTIFICATE OWNER                                                                 representative charge is $0.16 (for a
                                                                                    Male Non-Smoker, Age 45)
CHILDREN'S INSURANCE RIDER                Monthly                                   $0.40 per $1000 of benefit
ACCIDENTAL DEATH BENEFIT RIDER            Monthly                                   Per $1,000 of Face Amount: the minimum
  MINIMUM AND MAXIMUM CHARGE                                                        charge is $0.07 and the maximum charge
                                                                                    is $0.36
  CHARGE FOR A REPRESENTATIVE                                                       Per $1,000 of Face Amount, a
  CERTIFICATE OWNER                                                                 representative charge is $0.08
LOAN INTEREST(3)                          Paid in arrears annually (accrues daily)  8 % of the loan amount(3)



(1) COST OF INSURANCE -- Charge varies based on individual characteristics such as the age, Certificate year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate that the guaranteed rate shown in your Certificate. We calculate a separate cost of insurance rate for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. For more information about the calculation of the cost of insurance charges, see CHARGES AND DEDUCTIONS.

Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum is $0.04 for a Smoker Age 10 and the maximum is $83.33 (for a Sub-Standard Smoker Rated 500% & $5 Permanent Flat Extra Age 92).


(2) MONTHLY CHARGES FOR OPTIONAL BENEFITS -- The charges for these benefits vary depending upon the optional benefits selected, and by the individual characteristics of the Insureds. The charges shown in the table may not be representative of the charge that a particular Policy owner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent



WAIVER OF PREMIUM RIDER -- Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of the Benefit: the minimum charge is $0.01 (for a Unisex Smoker, Age 10) and the maximum charge is $184.10 (for a Unisex Smoker, Age 64).


OTHER INSURED RIDER -- Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face
Amount: the minimum is $0.04 (for Preferred Non-Smoker Age 25) and the maximum is $83.33 (for a Sub-Standard Smoker Rated 500% & $5 Permanent Flat Extra Age
92).


ACCIDENTAL DEATH BENEFIT RIDER -- Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of
Benefit: the minimum charge is $0.07 (for Female Standard, Age 5) and the maximum charge is $0.36 (for a Male Sub-Standard Rated 300%, Age 65).



(3) CERTIFICATE LOANS -- Outstanding Certificate loans are charged interest at an annual rate of 8.00%, which accrues daily and is payable in arrears. However, as long as the Certificate is in force, the Certificate Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year.



PREFERRED LOAN OPTION -- A preferred loan option is available under the Certificates. After the tenth Certificate anniversary the Certificate Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 7.5%.


THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSED CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CERTIFICATE. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


                                               ANNUAL FUND OPERATING EXPENSES
  TOTAL ANNUAL FUND OPERATING EXPENSES                    MINIMUM                                   MAXIMUM
                                          ----------------------------------------  ----------------------------------------
 (expenses that are deducted from Fund           Annual charge of 0.33%(1)                 Annual charge of 1.29%(2)
   assets, including management fees,           of average daily net assets               of average daily net assets
distribution and/or service fees (12b-1
       fees) and other expenses)



(1) The manager of the Fidelity VIP Index 500 Portfolio has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the fund's manager at any time.



(2) The fee disclosed for the UIF Technology Portfolio reflects the gross ratio prior to any voluntary waivers/reimbursements of expenses by the adviser. For the year ended December 31, 2002, the management fee is reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed 1.15%. The adviser may terminate these voluntary waivers at any time at its sole discretion.


The table above shows the minimum and maximum expenses of the Funds during 2002. The levels of fees and expenses vary amount the Underlying Funds, and may vary from year to year.

                THE COMPANY, THE VARIABLE ACCOUNT AND THE FUNDS

WHAT IS THE COMPANY?

Unless otherwise specified, any reference to the "Company" refers exclusively to First Allmerica Financial Life Insurance Company ("First Allmerica") for Certificates issued in New York, and exclusively to Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") for Certificates issued in all other jurisdictions.


First Allmerica Financial Life Insurance Company ("First Allmerica"), originally organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. The Company is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, the Company was a direct subsidiary of First Allmerica, which in turn was a direct subsidiary of Allmerica Financial Corporation ("AFC"). As of
December 31, 2002, Allmerica Financial and its subsidiaries had over $20.6 billion in combined assets and over $33.6 million of life insurance in force, and First Allmerica had over $5.1 billion in assets and over $8.4 million of life insurance in force. The principal office of the companies is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office").


Allmerica Financial and First Allmerica are subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the are subject to the insurance laws and regulations of other states and jurisdictions in which they are licensed to operate.

WHAT IS THE SEPARATE ACCOUNT?


In this prospectus, "Separate Account" refers to the Group VEL Account of the Company The Separate Account is a separate investment account compromised of sub-accounts. Each sub-account invests in a corresponding investment portfolio ("Fund") of a management investment company. Allocations may be made to no more than 20 Sub-Accounts at any one time.



The assets used to fund the variable portion of the Certificate are set aside in the Separate Account, and are kept separate from the general assets of the Company. Under Massachusetts law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company, or the other Sub-Accounts. The Company is obligated to pay all amounts promised under the Certificates.


The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the sub-accounts. The Company may also offer other variable life insurance policies investing in the Separate Account, which are not discussed in this Prospectus. In addition the Separate Account may invest in other underlying funds that are not available to the Policies described in this prospectus.

WHAT ARE THE FUNDS?

Each sub-account invests in a corresponding investment portfolio ("Fund") of an open-end management investment company. The Funds available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. The investment advisers of the Funds may manage publicly traded mutual funds with similar names and objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Funds and any similarly named publicly traded mutual fund may differ substantially.


A summary of investment objectives of each of the Funds is set forth below. Certain Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Funds, along with this Prospectus. There can be no assurance that the investment objectives of the Funds can be achieved. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted from the Sub-Account. In some states, insurance regulations may restrict the availability of particular Funds.


MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

ALLMERICA INVESTMENT TRUST
ADVISER: ALLMERICA FINANCIAL INVESTMENT MANAGEMENT SERVICES, INC.

AIT CORE EQUITY FUND -- seeks to achieve long-term growth of capital through investments primarily in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. Realization of current investment income, if any, is incidental to this objective. The sub-advisers are UBS Global Asset Management (Americas), Inc. and Goldman Sachs Asset Management, L.P.

AIT EQUITY INDEX FUND -- seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of common stocks that are publicly traded in the United States. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks. The sub-adviser is Opus Investment Management, Inc.

AIT GOVERNMENT BOND FUND -- seeks high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements. The sub-adviser is Opus Investment Management, Inc.

AIT MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity. The sub-adviser is Opus Investment Management, Inc.

AIT SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration, and any income realized on the Fund's investments will be incidental to its primary objective. The sub-adviser is T. Rowe Price Associates, Inc.

AIT SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential. The sub-adviser is Putnam Investment Management, LLC.

AIT SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies. The sub-adviser is Bank of Ireland Asset Management (U.S.) Limited.

AIT SELECT INVESTMENT GRADE INCOME FUND -- seeks as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management. The sub-adviser is Opus Investment Management, Inc.

AIT SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the sub-adviser to be undervalued. The sub-adviser is Cramer Rosenthal McGlynn, LLC.


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


ADVISER: ALLIANCE CAPITAL MANAGEMENT, L.P.



ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO -- seeks to provide current income and capital appreciation through investment in dividend-paying common stocks of quality companies.

DELAWARE VIP TRUST

ADVISER: DELAWARE INTERNATIONAL ADVISERS LTD.


DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES -- seeks long-term growth without undue risk to principal. Under normal circumstances, the Series will invest at least 80% of its net assets in equity securities. The Series invests primarily in issuers located outside the United States.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

FIDELITY VIP ASSET MANAGER PORTFOLIO -- seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments. The sub-advisers are FMR Co., Inc., Fidelity
Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity Investments Money Management, Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP CONTRAFUND-REGISTERED TRADEMARK- PORTFOLIO -- seeks long-term capital appreciation. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield of securities comprising the S&P 500. The sub-adviser is FMR Co., Inc.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The sub-adviser is FMR Co., Inc.


FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks high level of current income, while also considering growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.


FIDELITY VIP INDEX 500 PORTFOLIO -- seeks investment results that correspond to the total return of a broad range of common stocks publicly traded in the United States, as represented by the S&P 500. The sub-adviser is FMR Co., Inc.

FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited.

JANUS ASPEN SERIES
ADVISER: JANUS CAPITAL


JANUS ASPEN MID CAP GROWTH PORTFOLIO -- seeks long-term growth of capital. This Portfolio was formerly known as Janus Aspen Aggressive Growth Portfolio.


JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO -- seeks long-term growth of capital in a manner consistent with the preservation of capital.

T. ROWE PRICE INTERNATIONAL SERIES, INC.
ADVISER: T. ROWE PRICE INTERNATIONAL, INC.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
ADVISER: MORGAN STANLEY INVESTMENT MANAGEMENT, INC.


UIF CORE PLUS FIXED INCOME PORTFOLIO -- seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio fixed-income securities. THE UIF CORE PLUS FIXED INCOME PORTFOLIO IS AVAILABLE ONLY TO EMPLOYEES OF DUKE ENERGY CORPORATION AND ITS AFFILIATES.



UIF TECHNOLOGY PORTFOLIO -- seeks long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries.


                                     * * *

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF CERTAIN OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Certificate Value in that Sub-Account, the Company will transfer it without charge on written request by you to another Sub-Account or to the General Account. The Company must receive your Written Request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of your right to transfer. You may then change your premium and deduction allocation percentages.

                                THE CERTIFICATE

The Company is not currently issuing new Policies, but may issue new Certificates under existing Policies. This Prospectus provides only a very brief overview of the more significant aspects of the Policy and the Certificates and the Company's administrative procedures for the benefit of the Company's current Certificate owners. The Certificate together with its attached application constitutes the entire agreement between you and the Company.

HOW DO I COMMUNICATE WITH THE COMPANY?

You may contacting us at the address or telephone number shown on the back cover of this Prospectus or by contacting your agent.

EFFECTIVE DATE OF TRANSACTIONS
Once your Certificate is in force, the effective date of payments, forms and requests you send is usually determined by the day and time we receive the item in good order at the mailing address that appears in this Prospectus. "Good order" means that we have received all information, letters, forms or other documents, completed to our satisfaction, which we believe are necessary to process the transaction. Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in good order before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request after the close of business on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

Other forms, notices and requests are normally effective on the day that we receive them in good order, unless the transaction is scheduled to occur on another business day. Assignments, change of owner and change of beneficiary forms are effective as of the day you sign the assignment or form, once we receive them in good order.

WRITTEN REQUESTS
Whenever this Prospectus refers to a communication as a "written request," it means in writing, in form and substance reasonably satisfactory to us, and received at the mailing address indicated on the front cover of this Prospectus. We will process the transaction when the written request is received in good order. For some transactions, including assignments and surrender of the Certificate, we require you to use Company-approved forms. You may obtain Company-approved forms by calling 800-533-7881.

TELEPHONE REQUESTS
You have the privilege to make telephone requests. The Company and our agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape recorded.

We cannot guarantee that you will always be able to reach us to complete a telephone transaction. We reserve the right to modify or discontinue the privilege to make requests by telephone at any time without prior notice. Under these circumstances, you should submit your request in writing or other form acceptable to us.

HOW DO I APPLY FOR A CERTIFICATE?

Upon receipt at its Principal Office of a completed enrollment form from a prospective Certificate Owner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Certificate Owner before a determination of insurability can be made. A Certificate cannot be issued until this underwriting procedure has been completed. The Company reserves the right to reject an enrollment form which does not meet the Company's underwriting guidelines, but in underwriting insurance, the Company shall comply with all applicable federal and state prohibitions concerning unfair discrimination.

At the time of enrollment, the proposed insured will complete an enrollment form, which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the enrollment form are answered "No," the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed insured is in a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the enrollment form and medical examinations, if any, are completed. If the proposed insured cannot answer the eligibility questions "No," and if the proposed insured is not a standard risk, insurance coverage will begin only after the Company
(1) approves the enrollment form, (2) the Certificate is delivered and accepted, and (3) the first premium is paid.

Pending completion of insurance underwriting and Certificate issuance procedures, any initial premiums will be held in the General Account. If the enrollment form is approved and the Certificate is issued and accepted, the initial premium held in the General Account will be credited with interest not later than the date of receipt of the premium at the Principal Office. IF THE CERTIFICATE IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

CAN I EXAMINE AND CANCEL THE CERTIFICATE OR AN INCREASE IN FACE AMOUNT?

Yes. The Certificate provides for an initial "Free-Look" period. You may cancel the Certificate by mailing or delivering the Certificate to the Principal Office or an agent of the Company on or before the latest of:

    -  45 days after the enrollment form for the Certificate is signed, or

    - 10 days after you receive the Certificate (or longer if required by state law), or


    - 10 days (20 days or 30 days if required in your state) after the Company mails or personally delivers a Notice of Withdrawal Rights to you, or


    - 60 days after you receive the Policy, if the Policy was purchased in New York as a replacement for an existing policy.

When you return the Certificate, the Company will mail a refund to you within seven days. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.


If your Certificate provides for a full refund of the initial premium under its "Right-to-Examine Certificate" provision as required in your state, your refund will be the greater of (a) your entire premium, or (b) the Certificate Value plus deductions under the Certificate, or by the Underlying Funds for taxes, charges or fees.


If your Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Separate Account, plus premiums paid (including fees and charges), minus the amounts allocated to the Separate Account, plus the fees and charges imposed on amounts in the Separate Account. After an increase in the Face Amount, a right to cancel the increase also applies.

FREE LOOK WITH FACE AMOUNT INCREASES
After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of:

    -  45 days after the application for the increase is signed, or

    - 10 days after you receive the new specifications pages issued for the increase (or longer if required by state law), or

    - 10 days (20 days or 30 days if required in your state) after the Company mails or delivers a Notice of Withdrawal Rights to you.

Upon canceling the increase, you will receive a credit to the Certificate Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company will also waive any surrender charge calculated for the increase.

IS THERE A PAID-UP INSURANCE OPTION?

On Written Request, you may elect life insurance coverage, usually for a reduced amount, for the life of the Insured with no further premiums due. The Paid-Up Insurance will be the amount that the Surrender Value can purchase for a net single premium at the Insured's Age and Underwriting Class on the date this option is elected. If the Surrender Value exceeds the net single premium, we will pay the excess to you. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex Certificates) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.


IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING CERTIFICATE OWNER RIGHTS AND BENEFITS WILL BE AFFECTED:


    - As described above, the Paid-Up Insurance benefit will be computed differently from the net Death Benefit and the Death Benefit options will not apply.

    - We will transfer the Certificate Value in the Separate Account to the General Account on the date we receive Written Request to elect the option. We will not allow transfers of Certificate Value from the General Account back to the Separate Account.

    -  You may not make further payments.

    - You may not increase or decrease the Face Amount or make partial withdrawals.

    -  Riders will continue only with our consent.

You may, after electing Paid-Up Insurance, surrender the Certificate for its net cash value. The guaranteed cash value is the net single premium for the Paid-Up Insurance at the Insured's attained Age. The net cash value is the cash value less any outstanding Debt.

On election of Paid-Up Insurance, the Certificate often will become a modified endowment contract. If a Certificate becomes a modified endowment contract, Certificate loans, partial withdrawals or surrender will receive unfavorable federal tax treatment. See FEDERAL TAX CONSIDERATIONS.

HOW DO I MAKE PAYMENTS?

Payments are payable to the Company, and may be mailed to the Principal Office or paid through one of the Company's authorized agents. All premium payments after the initial premium payment are credited to the Separate Account or the General Account as of date of receipt at the Principal Office. Payments received before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be credited to the Separate Account or the Fixed Account as of the end of that day. If we receive your payment after the close of business on a business day, your payment or request will be effective as of the end of the next business day.

PREMIUM FLEXIBILITY
Unlike conventional insurance policies, the Certificate does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule. Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Certificate to lapse, nor will making the planned premium payments guarantee that a Certificate will remain in force. Thus, you may, but are not required to, pay additional premiums. The Company may limit the maximum payment received in any Certificate year but in no event will the limit be less than the maximum Level Premium shown in the Certificate.


The minimum payment permitted is generally $100. You may also elect to pay premiums by means of a monthly automatic payment ("MAP") procedure. Under a MAP procedure, amounts will be deducted from your checking account each month, generally on the Monthly Processing Date, and applied as a premium under the Certificate. The minimum payment permitted under MAP is $50.


Premiums are not limited as to frequency and number. However, you may be required to provide evidence of insurability as a condition to our accepting any payment that would increase the Insurance Amount at Risk (the Death Benefit less the Certificate Value). If evidence of insurability is required, the Company will return the payment to you and if your payment exceeds our maximum limit (defined below) the Company may not accept any additional payments which would increase the Insurance Amount at Risk and shall not provide any additional death benefit until (1) evidence of insurability for the Insured has been received by the Company and (2) the Company has notified you that the Insured is in a satisfactory underwriting class. You may then make payments that increase the Insurance Amount at Risk for 60 days (but not later than the Final Payment Date) following the date of such notification by the Company.

However, no premium payment may be less than $100 without the Company's consent. Moreover, premium payments must be sufficient to cover the next Monthly Deduction plus loan interest accrued, or the Certificate may lapse. See TERMINATION AND REINSTATEMENT.

The Company may limit the maximum payment received in any Certificate year but in no event will the limit be less than the maximum Level Premium shown in the Certificate. In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Certificate, if required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Certificate during a Certificate year. See TERMINATION AND REINSTATEMENT.

HOW DO I ALLOCATE MY NET PAYMENTS?


The Net Premium equals the premium paid less any premium expense charge. In the enrollment form for the Certificate, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Certificate Value in more than twenty Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%. You may have allocations in up to 20 Sub-Accounts at one time.



You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. If the Certificate Owner elects allocation changes by telephone, a properly completed authorization form must be on file before telephone requests will be honored. An allocation change will be effective as of the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.



The Certificate Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Certificate Owners should periodically review their allocations of premiums and Certificate Value in light of market conditions and overall financial planning requirements.


FUTURE CHANGES ALLOWED
You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. An allocation change will be effective as of the date of receipt of the notice at the Principal Office.

INVESTMENT RISK
The Policy Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners should periodically review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

CAN I MAKE TRANSFERS?

Yes. Subject to the Company's then current rules, you may transfer the Certificate Value among the Sub-Accounts or between a Sub-Account and the General Account. Allocations may be made to no more than 20 Sub-Accounts at one time. The Certificate Value held in the General Account to secure a policy loan may not be transferred. If we receive a transfer request after the close of business (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange, if earlier), it will be effected at the end of the next business day.

IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?

Yes. The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

    -  the minimum or maximum amount that may be transferred,

    - the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

    -  the minimum period of time between transfers, and

    -  the maximum number of transfers in a period.

If you request a transfer from a Sub-Account that is higher than your Certificate Value in the Sub-Account on the valuation date for the transfer request (for example, if you request a transfer of $100 from a Sub-Account and the Certificate Value in the Sub-Account is only $98 on the valuation date), we will transfer all of the Certificate Value in the Sub-Account.

Currently, transfers to and from the General Account are permitted only if:

    - there has been at least a 90-day period since the last transfer from the General Account, and

    - the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

Currently, the first 12 transfers in a Policy year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Certificate year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. Any transfers made with respect to a conversion privilege, Certificate loan or material change in investment policy will not count towards the twelve free transfers.

These rules are subject to change by the Company.

ARE THERE RESTRICTIONS ON MARKET TIMERS?

Yes. The Certificates are not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Certificate Owners. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not purchase the Certificates.

In order to prevent "market timing" activities that may harm or disadvantage other Certificate Owners, the Company may (a) reject or restrict any specific purchase and transfer requests and (b) impose specific limitations with respect to market timers, including restricting transfers by market timers to certain Underlying Funds. In addition, some of the Underlying Funds have reserved the right to temporarily or permanently refuse purchase or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, the Company may not be in a position to effect certain transfers requested by market timers and may refuse such transfer requests without prior notice. The Company reserves the right to impose, without prior notice, restrictions on transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Certificate Owners. If any of these actions are taken, the Company will notify the market timer of the action as soon as possible.

IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING OPTION?

Yes. You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

    - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge.

Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

If the Certificate goes into a grace period (see TERMINATION AND REINSTATEMENT), automatic Dollar Cost Averaging and Automatic Account Rebalancing transactions are suspended. If you make sufficient payments to keep the policy in force, Dollar Cost Averaging and Automatic Account Rebalancing will resume with the next scheduled automatic transaction.

CAN I MAKE FUTURE CHANGES UNDER MY CERTIFICATE?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:

    -  Cancel your Certificate under its right-to-examine provision

    -  Transfer your ownership to someone else

    -  Change the beneficiary

    - Change the allocation of payments, with no tax consequences under current law

    -  Make transfers of Certificate Value among the funds

    -  Adjust the death benefit by increasing or decreasing the Face Amount

    -  Add or remove certain optional insurance benefits

CAN I CONVERT MY CERTIFICATE INTO A FIXED POLICY?

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount, while the Certificate is in force, you may convert your Certificate without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Certificate Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Certificate Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same face amount, issue age, date of issue, and risk classification as the original Certificate.

HOW DO I CHANGE THE FACE AMOUNT OF MY CERTIFICATE?

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Certificate at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Processing Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES
Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured may also be required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than an amount determined by the Company. This amount varies by group but in no event will this amount exceed $10,000. You may not increase the Face Amount after the Insured reaches Age 80. An increase must be accompanied by an additional premium if the Certificate Value is less than $50 plus an amount equal to the sum of two Monthly Deductions.

On the effective date of each increase in the Face Amount, a transaction charge of $2.50 per $1,000 of increase up to $40, will be deducted from the Certificate Value for administrative costs. The effective date of the increase will be the first Monthly Processing Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount will generally affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Underwriting Classes (if more than one Underwriting Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge will also be calculated for the increase. See CHARGES AND DEDUCTIONS.

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase cancelled and the charges which would not have been deducted but for the increase will be credited to the Certificate, and
(2) during the first 24 months following the increase, to transfer any or all Certificate Value to the General Account free of charge. A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES
The minimum amount for a decrease in the Face Amount is $10,000. By current Company practice, the Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in the Face Amount, the Certificate would not comply with the maximum premium limitation applicable under the IRS rules, the decrease may be limited or Certificate Value may be returned to the Certificate Owner (at your election) to the extent necessary to meet the requirements. A return of Certificate Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Underwriting Classes, both of which may affect a Certificate Owner's monthly cost of insurance charges.

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the initial Face Amount.

This order will also be used to determine whether a surrender charge will be deducted and in what amount. If the Face Amount is decreased while the Payor Provisions apply, the above order may be modified to determine the cost of insurance charge. You may then reduce or eliminate any Face Amount for which you are paying the insurance charges, on a last-in/first-out basis, before you reduce or eliminate amounts of insurance, which are paid by the Payor.

If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Certificate Value. On the effective date of each decrease in the Face Amount, a transaction charge of $2.50 per $1,000 of decrease, up to a maximum of $40, will be deducted from the Certificate Value for administrative costs. You may specify one Sub-Account from which the transaction charge and, if applicable, any surrender charge will be deducted. If you do not specify a Sub-Account, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount of any surrender charge deducted.

WHAT IS THE CERTIFICATE VALUE AND SURRENDER VALUE?

The Certificate Value is the total amount available for investment and is equal to the sum of the accumulation in the General Account and the value of the Units in the Sub-Accounts. The Certificate Value is used in determining the Surrender Value (the Certificate Value less any Debt and any surrender charge). There is no guaranteed minimum Certificate Value. Because Certificate Value on any date depends upon a number of variables, it cannot be predetermined.

Certificate Value and Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Certificate.

CALCULATION OF CERTIFICATE VALUE
The Certificate Value is determined on the Date of Issue and on each Valuation Date. On the Date of Issue, the Certificate Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the General Account (before being transferred to the Separate Account) less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Certificate Value will be:

(1) the sum of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of a Unit in that Sub-Account on that date by the number of such Units allocated to the Certificate; PLUS

(2) the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Certificate Value is determined by multiplying the number of Units in each Sub-Account by their value on the particular Valuation Date, adding the products, and adding accumulations in the General Account, if any.

THE UNIT
You allocate the Net Premiums among the Sub-Accounts. Allocations to the Sub-Accounts are credited to the Certificate in the form of Units. Units are credited separately for each Sub-Account.

The number of Units of each Sub-Account credited to the Certificate is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Unit as of the Valuation Date the payment is received at the Principal Office. The number of Units will remain fixed unless changed by a subsequent split of Unit value, transfer, partial withdrawal or surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Units equal in value to the amount deducted.

The dollar value of a Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of a Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of a Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.


Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Certificate is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be affected materially.


NET INVESTMENT FACTOR
The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b), where

 (a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any; and

 (b) is the value of that Sub-Account's assets at the beginning of the Valuation Period.

The net investment factor may be greater or less than one. Therefore, the value of a Unit may increase or decrease. You bear the investment risk. Subject to applicable state and federal laws, the Company reserves the right to change the methodology used to determine the net investment factor.

Allocations to the General Account are not converted into Units, but are credited interest at a rate periodically set by the Company.

CAN I MAKE CERTIFICATE LOANS?

Loans may be obtained by request to the Company on the sole security of the Certificate. The total amount which may be borrowed is the Loan Value. In the first Certificate year, the Loan Value is 75% of Certificate Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on the loan to the end of the Certificate year. The Loan Value in the second Certificate year and thereafter is 90% of an amount equal to Certificate Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan.

The loan amount will normally be paid within seven days after the Company receives the loan request at its Principal Office, but the Company may delay payments under certain circumstances. See OTHER CERTIFICATE PROVISIONS, CAN THE COMPANY DELAY PAYMENTS TO ME?

A Certificate loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. Certificate Value in each Sub-Account equal to the Certificate loan allocated to such Sub-Account will be transferred to the General Account, and the number of Units equal to the Certificate Value so transferred will be cancelled. This will reduce the Certificate Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

LOAN AMOUNT EARNS INTEREST IN THE GENERAL ACCOUNT
As long as the Certificate is in force, Certificate Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year (7.5% for preferred loans). NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH CERTIFICATE VALUE.

PREFERRED LOAN OPTION
A preferred loan option is available under the Certificate. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. You may change a preferred loan to a non-preferred loan at any time upon written request. If this option has been selected, after the tenth Certificate anniversary Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.


There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Certificate. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.


LOAN INTEREST CHARGED
Interest accrues daily, and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Certificate year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and bear interest at the same rate. After the due and unpaid interest is added to the loan amount, if the new loan amount exceeds the Certificate Value in the General Account, the Company will transfer Certificate Value equal to that excess loan amount from the Certificate Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Certificate Value in each Sub-Account bears to the total Certificate Value in all Sub-Accounts.

REPAYMENT OF DEBT
Loans may be repaid at any time prior to the lapse of the Certificate. Upon repayment of Debt, the portion of the Certificate Value that is in the General Account securing the Debt repaid will be allocated to the various Accounts and increase the Certificate Value in such Accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Certificate Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed Certificate Value previously transferred from the Separate Account to secure the Debt.

If Debt exceeds the Certificate Value less the surrender charge, the Certificate will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Certificate will terminate with no value. See TERMINATION AND REINSTATEMENT.

EFFECT OF CERTIFICATE LOANS
Although Certificate loans may be repaid at any time prior to the lapse of the Certificate, Certificate loans will permanently affect the Certificate Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Certificate Value in the General Account attributable to the loan.

Moreover, outstanding Certificate loans and the accrued interest will be deducted from the proceeds payable upon surrender or the death of the Insured.

EFFECT OF CERTIFICATE LOANS

Certificate loans may be repaid at any time prior to the lapse of the Policy. However, because Certificate loans do not participate in the investment experience of the Separate Account, Certificate loans will permanently affect the Certificate Value and Surrender Value and may permanently affect the Death Proceeds, whether or not the loan is repaid. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Certificate Value in the General Account that is security for the loan. Outstanding Certificate loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender.


CAN I SURRENDER THE CERTIFICATE?

You may at any time surrender the Certificate and receive its Surrender Value. The Surrender Value is the Certificate Value, less Debt and applicable surrender charges. The Surrender Value will be calculated as of the Valuation Date on which a Written Request for surrender and the Certificate are received at the Principal Office. A surrender charge may be deducted when a Certificate is surrendered if less than 15 full Certificate years have elapsed from the Date of Issue of the Certificate or from the effective date of any increase in the Face Amount. See CHARGES AND DEDUCTIONS.

The proceeds on surrender may be paid in a lump sum or under one of the payment options the Company offers. The Company will normally pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in OTHER CERTIFICATE PROVISIONS.

For important tax considerations which may result from surrender of a Certificate, see FEDERAL TAX CONSIDERATIONS.

CAN I MAKE PARTIAL WITHDRAWALS?


Yes. Any time after the first Certificate year, you may withdraw a portion of the Surrender Value of the Certificate, subject to the limits stated below, upon Written Request filed at the Principal Office. The Written Request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500. Under Death Benefit Option 1 or Death Benefit Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.


A partial withdrawal from a Sub-Account will result in the cancellation of the number of Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under CHARGES AND DEDUCTIONS. The Company will normally pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in OTHER CERTIFICATE PROVISIONS. For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                               THE DEATH BENEFIT


As long as the Certificate remains in force upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Certificate to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER POLICY PROVISIONS -- CAN THE COMPANY DELAY PAYMENTS TO ME? The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy.


The Death Proceeds payable depend on the current Face Amount and the Death Benefit Option that is in effect on the date of death. Prior to the Final Premium Payment Date, the Death Proceeds are: (a) the Death Benefit provided under Option 1, Option 2, or Option 3, whichever is in effect on the date of death; plus (b) any additional insurance on the Insured's life that is provided by rider; minus (c) any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and date of death for Options 1 and 3.

WHAT ARE THE GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST?

Federal tax law requires a Guideline Minimum Death Benefit in relation to cash value for a Certificate to qualify as life insurance. Under current federal tax law, either the Guideline Premium test or the Cash Value Accumulation test can be used to determine if the Certificate complies with the definition of "life insurance" in Section 7702 of the Code. At the time of application, the Employer may elect either of the tests.

The Guideline Premium test limits the amount of premiums payable under a Certificate to a certain amount for an insured of a particular age and sex. Under the Guideline Premium test, the Certificate Owner may choose between Death Benefit Option 1 and Death Benefit Option 2, as described below. After issuance of the Certificate, the Certificate Owner may change the selection from Option 1 to Option 2 or vice versa. In the event the maximum premium limit applies, we reserve the right to obtain evidence of insurability which is satisfactory to us as a condition to accepting excess premium.



The Cash Value Accumulation test limits the cash Surrender Value in relation to the Death Benefit. The test requires that the Death Benefit must be such that the cash Surrender Value, as defined in Section 7702, does not at any time exceed the net single premium required to fund the future benefits under the Certificate. If the employer chooses the Cash Value Accumulation test, ONLY Death Benefit Option 3 will be available. Death Benefit Option 1 and Death Benefit Option 2 are NOT available under the Cash Value Accumulation test.


There are two main differences between the Guideline Premium test and the Cash Value Accumulation test. First, the Guideline Premium test limits the amount of premium that may be paid into a Certificate, while no such limits apply under the Cash Value Accumulation test. Second, the factors that determine the Guideline Minimum Death Benefit relative to the Certificate Value are different. Required increases in the Guideline Minimum Death Benefit due to growth in Certificate Value will generally be greater under the Cash Value Accumulation test than under the Guideline Premium test. APPLICANTS FOR A POLICY SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING A DEATH BENEFIT ELECTION.

WHAT ARE THE DEATH BENEFIT OPTIONS?

There are three Death Benefit Options available under the Certificate:

OPTION 1 -- LEVEL DEATH BENEFIT
Under Option 1, the Death Benefit is equal to the greater of the Face Amount or the Guideline Minimum Death Benefit, as set forth in the table below. Under Option 1, the Death Benefit will remain level unless the Guideline Minimum Death Benefit is greater than the Face Amount, in which case the Death Benefit will vary as the Certificate Value varies. Option 1 will offer the best opportunity for the Certificate Value under a Certificate to increase without increasing the Death Benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

OPTION 2 -- ADJUSTABLE DEATH BENEFIT
Under Option 2, the Death Benefit is equal to the greater of the Face Amount plus the Certificate Value or the Guideline Minimum Death Benefit, as set forth in the table below. The Death Benefit will, therefore, vary as the Certificate Value changes, but will never be less than the Face Amount. Option 2 will offer the best opportunity for the Certificate Owner who would like to have an increasing Death Benefit as early as possible. The Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount.

OPTION 3 -- LEVEL DEATH BENEFIT WITH CASH VALUE ACCUMULATION TEST
Under Option 3, the Death Benefit will equal the Face Amount, unless the Certificate Value, multiplied by the applicable Option 3 Death Benefit Factor, results in a higher Death Benefit. A complete list of Option 3 Death Benefit Factors is set forth in the Certificate. The applicable Death Benefit Factor depends upon the sex, risk classification, and then-attained age of the Insured. The Death Benefit Factor decreases slightly from year to year as the attained age of the Insured increases. Option 3 will offer the best opportunity for the Certificate Owner who is looking for an increasing death benefit in later Certificate years and/or would like to fund the Certificate at the "seven-pay" limit for the full seven years. When the Certificate Value multiplied by the applicable Death Benefit Factor exceeds the Face Amount, the Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount. OPTION 3 MAY NOT BE AVAILABLE IN ALL STATES.

MORE INFORMATION ABOUT DEATH BENEFIT OPTIONS 1 AND 2
If the Guideline Premium Test is chosen by the Employer, the Certificate Owner may choose between Death Benefit Option 1 or Option 2. The Certificate Owner may designate the desired Death Benefit Option in the enrollment form, and may change the option once per Certificate year by Written Request. There is no charge for a change in option.

GUIDELINE MINIMUM DEATH BENEFIT UNDER OPTION 1 AND OPTION 2
The Guideline Minimum Death Benefit under Option 1 or Option 2 is equal to a percentage of the Certificate Value as set forth below. The Guideline Minimum Death Benefit is determined in accordance with the Code regulations to ensure that the Certificate qualifies as a life insurance contract and that the insurance proceeds may be excluded from the gross income of the Beneficiary.

                     GUIDELINE MINIMUM DEATH BENEFIT TABLE
                            (Option 1 and Option 2)

 AGE OF INSURED                                               PERCENTAGE OF
ON DATE OF DEATH                                            CERTIFICATE VALUE
----------------                                            -----------------
      40 and under........................................            250%
      45..................................................            215%
      50..................................................            185%
      55..................................................            150%
      60..................................................            130%
      65..................................................            120%
      70..................................................            115%
      75..................................................            105%
      80..................................................            105%
      85..................................................            105%
      90..................................................            105%
      95 and above........................................            100%

For the Ages not listed, the progression between the listed Ages is linear.

For any Face Amount, the amount of the Death Benefit and thus the Death Proceeds will be greater under Option 2 than under Option 1, since the Certificate Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Certificate Value will accumulate will be slower, under Option 2 than under Option 1. See CHARGES AND DEDUCTIONS.

If you desire to have premium payments and investment performance reflected in the amount of the Death Benefit, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Certificate Value, you should select Option 1.

CAN I CHANGE BETWEEN DEATH BENEFIT OPTIONS?

Generally, if Death Benefit Option 1 or Option 2 is in effect, the Death Benefit Option in effect may be changed once each Certificate year by sending a Written Request for change to the Principal Office. The effective date of any such change will be the Monthly Processing Date on or following the date of receipt of the request. No charges will be imposed on changes in Death Benefit Options. IF OPTION 3 IS IN EFFECT, YOU MAY NOT CHANGE TO EITHER OPTION 1 OR OPTION 2.

If the Death Benefit Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Death Benefit which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Certificate Value on the date of the change). The amount of the Death Benefit will not be altered at the time of the change. However, the change in option will affect the determination of the Death Benefit from that point on, since the Certificate Value will no longer be added to the Face Amount in determining the Death Benefit. The Death Benefit will equal the new Face Amount (or, if higher, the Guideline Minimum Death Benefit). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Certificate Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Death Benefit Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and, therefore, the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

If the Death Benefit Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Death Benefit less the Certificate Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Death Benefit at the time of the change, but will affect the determination of the Death Benefit from that point on. Because the Certificate Value will be added to the new specified Face Amount, the Death Benefit will vary with the Certificate Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Death Benefit is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Death Benefit Option. See CHARGES AND DEDUCTIONS.

A change in Death Benefit Option may result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Rules. In such event, the Company will pay the excess to the Certificate Owner.

WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. These choices also are available at the Final Premium Payment Date and if the Policy is surrendered. The Company may make more payment options available in the future.

If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the Insured's death, select one or more of the payment options if no payments have yet been made.

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A Certificate will be provided to the payee describing the payment option selected. If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of:

    - The rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policy, or

    -  The rate in the Policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Separate Account.


     Option A:  PAYMENTS FOR A SPECIFIED NUMBER OF YEARS. The Company will make equal payments for any selected number of years (not greater than 30). Payments may be made annually, semi-annually, quarterly or monthly.

     Option B:  LIFETIME MONTHLY PAYMENTS. Payments are based on the payee's age on the date the first payment will be made. One of three variations may be chosen. Depending upon this choice, payments will end:
           (1)  upon the death of the payee, with no further payments due
                (Life Annuity), or
           (2) upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund), or
           (3) upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

     Option C:  INTEREST PAYMENTS. The Company will pay interest at a rate determined by the Company each year, but which will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn.
                However, payments will not continue after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

     Option D:  PAYMENTS FOR A SPECIFIED AMOUNT. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year, but will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

     Option E:  LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES. One of three variations may be chosen. After the death of one payee, payments will continue to the survivor:
           (1)  in the same amount as the original amount; or
           (2)  in an amount equal to 2/3 of the original amount; or
           (3)  in an amount equal to 1/2 of the original amount.


Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS
The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Owner and/or the Beneficiary provisions of your Policy, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when the Death Proceeds become payable, the payee may reserve the right to change to any other option at a later date. The payee who elects to change options must also be a payee under the new option selected.

ADDITIONAL DEPOSITS
An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS
A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the Written Request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the Written Request selecting the option. A corporation or fiduciary payee may select only Option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES
The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

                         TERMINATION AND REINSTATEMENT

WHAT ARE THE TERMINATION PROVISIONS OF THE CERTIFICATE?

The failure to make premium payments will not cause the Certificate to lapse unless:

    - the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

    -  if Debt exceeds the Certificate Value.

If one of these situations occurs, the Certificate will be in default. You will then have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Certificate. If the Insured dies during the grace period, the Death Proceeds will still be payable, but any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies and any other overdue charges will be deducted from the Death Proceeds.

During the grace period, automatic Dollar Cost Averaging ("DCA") and Automatic Account Rebalancing ("AAR") transactions are suspended. If you make sufficient payments to keep the policy in force, DCA and AAR will resume with the next scheduled automatic transaction.

PAYOR PROVISIONS
Subject to approval in the state in which the Certificate was issued, if you name a "Payor" in your enrollment form supplement, the following "Payor Provisions" will apply:

The Payor may designate what portion, if any, of each payment of a premium is "excess premium." You may allocate the excess premium among the General Account and Sub-Accounts. The remaining Payor's premium which is not excess premium ("Payor's premium") will automatically be allocated to the Monthly Deduction Sub-Account, from which the Monthly Deduction charges will be made. Payor premiums are initially held in the General Account, and will be transferred to the Monthly Deduction Sub-Account not later than three days after underwriting approval of the Certificate. No Certificate loans, partial withdrawals or transfers may be made from the amount in the Monthly Deduction Sub-Account attributable to Payor's premiums.

If the amount in the Monthly Deduction Sub-Account attributable to Payor's premiums is insufficient to cover the next Monthly Deduction, the Company will send to the Payor a notice of the due date and amount of premium which is due. The premium may be paid during a grace period of 62 days, beginning on the premium due date. If the necessary premium is not received by the Company within 31 days of the end of the grace period, a second notice will be sent to the Payor. A 31-day grace period notice at this time will also be sent to you if the Certificate Value is insufficient to cover the Monthly Deductions then due.

If the amount in the Monthly Deduction Sub-Account attributable to Payor premiums is insufficient to cover the Monthly Deductions due at the end of the grace period, the balance of such Monthly Deductions will be withdrawn on a Pro-Rata Allocation from the Certificate Value, if any, in the General Account and the Sub-Accounts.

A lapse occurs if the Certificate Value is insufficient, at the end of the grace period, to pay the Monthly Deductions which are due. The Certificate terminates on the date of lapse. Any Death Benefit payable during the grace period will be reduced by any overdue charges.

The above Payor Provisions, if applicable, are in lieu of the grace-period notice and default provisions applicable when the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued. However, they do not apply if Debt exceeds the Certificate Value. See the discussion under "Termination," above. You or the Payor may, upon Written Request, discontinue the above Payor Provisions. If the Payor makes a written request to discontinue the Payor Provisions, the Company will send you a notice of the discontinuance to your last known address.

WHAT ARE THE REINSTATEMENT PROVISIONS OF THE CERTIFICATE?

REINSTATEMENT
If the Certificate has not been surrendered and the Insured is alive, the terminated Certificate may be reinstated anytime within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Processing Date following the date you submit the following to the Company:

    -  a written enrollment form for reinstatement,

    -  Evidence of Insurability; and

    - a premium that, after the deduction of the premium expense charge, is large enough to cover the Monthly Deductions for the three-month period beginning on the date of reinstatement.

SURRENDER CHARGE
The surrender charge on the date of reinstatement is the surrender charge that should have been in effect had the Certificate remained in force from the Date of Issue.

CERTIFICATE VALUE ON REINSTATEMENT
The Certificate Value on the date of reinstatement is:

- the Net Premium paid to reinstate the Certificate increased by interest from the date the payment was received at the Principal Office; PLUS

-  an amount equal to the Certificate Value less Debt on the date of default;
   MINUS

- the Monthly Deduction due on the date of reinstatement. You may reinstate any Debt outstanding on the date of default or foreclosure.

                             CHARGES AND DEDUCTIONS

The following information repeats and expands upon information contained in SUMMARY OF RISKS AND BENEFITS: FEE TABLES. The charges described below will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

Charges will be deducted to compensate the Company for providing the insurance benefits set forth in the Certificate and any additional benefits added by rider, providing servicing, incurring distribution expenses, and assuming certain risks in connection with the Certificates. Certain of the charges described below may be reduced for Certificates issued in connection with a specific group under a non-qualified benefit plan. Charges and deductions may vary based on criteria, for example, such as the purpose for which the Certificates are purchased, the size of the benefit plan and the expected number of participants, the underwriting characteristics of the group, the levels and types of administrative services provided to the benefit plan and participants, and anticipated aggregate premium payments. From time to time the Company may modify both the amounts and criteria for reductions, which will not be unfairly discriminatory against any person.

Upon full surrender of the Certificate within up to seven Certificate years, in certain situations the Company may, upon written request, refund a percentage of the portion of the previously paid Premium Expense Charge and may refund a portion of the cumulative premiums paid. The following conditions apply:

    - The original owner of the Certificate and Certificates thereunder is a corporation, a corporate grantor trust, or an individual or trust under a corporate sponsored collateral assignment split dollar agreement, and the ownership has not been changed;

    - The request to surrender the Certificate and all Certificates thereunder must be received prior to the end of the applicable Policy year; and

    - The Certificate and Certificates have not been exchanged to another carrier.

The provision terminates if there is a change in the federal tax laws that would have the result of taxing the equity (the inside build-up of earnings) of the Policy.

WHAT CHARGES ARE DEDUCTED FROM PAYMENTS?

Currently, a charge may be deducted from each premium payment for state and local premium taxes paid by the Company. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The Company guarantees that the charge for premium taxes will not exceed 10%. Upon request, the Company may permit all or part of the Premium Expense Charge to be deducted as part of the monthly deduction.

The premium tax charge may change when either the applicable jurisdiction changes or the tax rate within the applicable jurisdiction changes. The Company should be notified of any change in address of the Insured as soon as possible.

Additional charges are made to compensate the Company for federal taxes imposed for deferred acquisition cost ("DAC") taxes and for distribution expenses related to the Certificates. The DAC tax deduction may range from zero to 1% of premiums, depending on the group to which the Policy is issued. The charge for distribution expenses may range from zero to 10%. The distribution charge may vary, depending upon such factors, for example, as the type of the benefit plan, average number of participants, average Face Amount of the Certificates, anticipated average annual premiums, and the actual distribution expenses incurred by the Company.

WHAT IS THE MONTHLY DEDUCTION?

On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deduction") will be deducted from the Certificate Value. The Monthly Deduction includes a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider and a charge for Certificate administrative expenses that may be up to $10, depending on the group to which the Policy is issued. The Monthly Deduction may also include a charge for Separate Account administrative expenses and a charge for mortality and expense risks. The Separate Account administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Policy was issued. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account. The Monthly Deduction on or following the effective date of a requested change in the Face Amount will also include a charge of $2.50 per $1,000 of increase or decrease, to a maximum of $40, for administrative costs associated with the change.

You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses, the mortality and expense risk charge, and the charge for the cost of additional benefits provided by rider will be deducted. If the Payor Provision is in-force, all cost of insurance charges and administrative charges will be deducted from the Monthly Deduction Sub-Account. If no allocation is specified, the Company will make a Pro-Rata Allocation.

The Separate Account administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge. In the event that a charge is greater than the value of the Sub-Account to which it relates on a Monthly Processing Date, the Company will make a Pro-Rata Allocation of the unpaid balance.

Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE
This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in the Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month and from group to group.

CALCULATION OF THE CHARGE -- If Death Benefit Option 2 is in effect, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If Death Benefit Option 1 or Option 3 is in effect, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Certificate Value (minus charges for rider benefits) at the beginning of the Certificate month. Thus, the cost of insurance charge may be greater if Death Benefit Option 2 is in effect than if Death Benefit Option 1 or Option 3 is in effect, assuming the same Face Amount in each case and assuming that the Guideline Minimum Death Benefit is not in effect.

In other words, since the Death Benefit under Option 1 or Option 3 remains constant while the Death Benefit under Option 2 varies with the Certificate Value, any Certificate Value increases will reduce the insurance charge under Option 1 or Option 3, but not under Option 2.

If Death Benefit Option 2 is in effect, the monthly insurance charge for each increase in the Face Amount (other than an increase caused by a change in Death Benefit Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If Death Benefit Option 1 or Option 3 is in effect, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Certificate Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Certificate month.

If the Minimum Death Benefit is in effect under any Option, a monthly cost of insurance charge will also be calculated for that portion of the Death Benefit which exceeds the current Face Amount. This charge will be calculated by:

    - multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Death Benefit (Certificate Value times the applicable percentage), MINUS

    - the greater of the Face Amount or the Certificate Value under Death Benefit Option 1 or Option 3,

                                         OR

    -  the Face Amount plus the Certificate Value under Death Benefit
       Option 2.

When the Guideline Minimum Death Benefit is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth in the preceding two paragraphs.

The monthly cost of insurance charge will also be adjusted for any decreases in the Face Amount.

COST OF INSURANCE RATES
This Certificate is sold to eligible individuals who are members of a non-qualified benefit plan having a minimum, depending on the group, of five or more members. A portion of the initial Face Amount may be issued on a preferred, standard, guaranteed or simplified underwriting basis. The amount of this portion will be determined for each group, and may vary based on characteristics within the group.

The determination of the Underwriting Class for the guaranteed or simplified issue portion will, in part, be based on the type of group; purpose for which the Certificates are purchased; the number of persons eligible to participate in the plan; expected percentage of eligible persons participating in the plan; aggregate premiums paid and the amount of guaranteed or simplified underwriting insurance to be issued. Larger groups, higher participation rates and occupations with historically favorable mortality rates will generally result in the individuals within that group being placed in a more favorable Underwriting Class.

Cost of insurance rates are based on a blended unisex rate table, Age and Underwriting Class of the Insured at the Date of Issue, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less any debt and any partial withdrawals and withdrawal charges. For those Certificates issued on a unisex basis, sex-distinct rates do not apply. The cost of insurance rates are determined at the beginning of each Certificate year for the initial Face Amount. The cost of insurance rates for an increase in the Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Certificate. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker, Non-smoker or Uni-smoker, for unisex Certificates) and the Insured's Age. The tables used for this purpose may set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons in the group of the same insuring Age and Underwriting Class whose Certificates have been in force for the same length of time.

The Underwriting Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Underwriting Classes, standard Underwriting Classes and substandard Underwriting Classes. In an otherwise identical Certificate, an Insured in the preferred Underwriting Class will generally have a lower cost of insurance than an Insured in a standard Underwriting Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Underwriting Class with a higher mortality risk. The Underwriting Classes may be divided into two categories or aggregated: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Underwriting Class. Any Insured with an Age at issuance under 18 will be classified initially as regular, unless substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Underwriting Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Underwriting Class previously applicable. On the other hand, if the Insured's Underwriting Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY CERTIFICATE ADMINISTRATIVE CHARGE
Prior to the Final Premium Payment Date, a monthly Certificate administrative charge of up to $10 per month, depending on the group to which the Policy was issued, will be deducted from the Certificate Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Certificate, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Certificate. These expenses include the cost of processing enrollment forms, conducting medical examinations, determining insurability and the Insured's Underwriting Class, and establishing Certificate records. The Company does not expect to derive a profit from these charges.

MONTHLY SEPARATE ACCOUNT ADMINISTRATIVE CHARGE
The Company can make an administrative charge on an annual basis of up to 0.25% of the Certificate Value in each Sub-Account. The duration of this charge can be for up to 10 years. This charge is designed to reimburse the Company for the costs of administering the Separate Account and Sub-Accounts. The charge is not expected to be a source of profit. The administrative expenses assumed by the Company in connection with the Separate Account and Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

MONTHLY MORTALITY AND EXPENSE RISK CHARGE
The Company can make a mortality and expense risk charge on an annual basis of up to 0.90% of the Certificate Value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Certificates. The total charges may be different between groups and increased or decreased within a group, subject to compliance with applicable state and federal requirements, but may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will, therefore, pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Certificates will exceed the amounts realized from the administrative charges provided in the Certificates. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

WHAT CHARGES ARE MADE AGAINST OR REFLECTED IN THE ASSETS OF THE SEPARATE
ACCOUNT?

Because the Sub-Accounts purchase shares of the Underlying Investment Companies, the value of the Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Investment Companies. The prospectuses and Statements of Additional Information of the Underlying Funds contain additional information concerning such fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Certificate Value in the Sub-Accounts.

HOW IS THE SURRENDER CHARGE CALCULATED?

The Certificate may provide for a contingent surrender charge. A separate surrender charge, described in more detail below, may be calculated upon the issuance of the Certificate and for each increase in the Face Amount. The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Certificate. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Certificate, including agents' commissions, advertising and the printing of the prospectus and sales literature.

A surrender charge may be deducted if you request a full surrender of the Certificate or a decrease in the Face Amount. The duration of the surrender charge may be up to 15 years from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Certificate is an amount up to the sum of (a) plus (b), where
(a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums received up to the Guideline Annual Premium.

In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per thousand dollars of initial Face Amount. The maximum surrender charge remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

MAXIMUM SURRENDER CHARGE DURING FIRST TWO POLICY YEARS -- If you surrender the Certificate during the first two years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge equal $8.50 per thousand dollars of initial Face Amount, as described above, but the deferred sales charge will not exceed 30% (less any premium expense charge not associated with state and local premium taxes) of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium.

SEPARATE SURRENDER CHARGE FOR EACH FACE AMOUNT INCREASE -- A separate surrender charge may apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is up to the sum of (a) plus (b), where (a) is up to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per thousand dollars of increase. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge.

The maximum surrender charge for the increase remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. During the first two Certificate years following an increase in the Face Amount before making premium payments associated with the increase in the Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of increase in the Face Amount, as described above, but the deferred sales charge imposed will be less than the maximum described above. Upon such a surrender, the deferred sales charge will not exceed 30% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to one Guideline Annual Premium (for the increase), plus 9% of premiums associated with the increase in excess of one Guideline Annual Premium. The premiums associated with the increase are determined as described below.

Additional premium payments may not be required to fund a requested increase in the Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies whereby the Certificate Value will be allocated between the initial Face Amount and the increase. Subsequent premium payments are allocated between the initial Certificate and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Certificate Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Certificate Value associated with the increase will equal the portion of Certificate Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See the Statement of Additional Information for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.


POSSIBLE SURRENDER CHARGE ON A FACE AMOUNT DECREASE

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Certificate. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Certificate), the surrender charge will be applied in the following order:
(1) the most recent increase; (2) the next most recent increases successively; and (3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

WHAT CHARGES APPLY TO A PARTIAL WITHDRAWAL?

After the first Certificate year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000. A transaction charge which is the smaller of 2% of the amount withdrawn, or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

A partial withdrawal charge may also be deducted from Certificate Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Certificate Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Certificate year which were not subject to the partial withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. There will be no partial withdrawal charge if there is no surrender charge on the date of withdrawal (i.e., 15 years have passed from the Date of Issue and from the effective date of any increase in the Face Amount).

This right is not cumulative from Certificate year to Certificate year. For example, if only 8% of Certificate Value was withdrawn in Certificate year two, the amount you could withdraw in subsequent Certificate years would not be increased by the amount you did not withdraw in the second Certificate year.

The Certificate's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted, by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

    - first, the surrender charge for the most recent increase in the Face Amount; then

    -  the surrender charge for the next most recent increases successively;
       then

    -  the surrender charge for the initial Face Amount.

WHAT ARE THE TRANSFER CHARGES?

The first twelve transfers in a Certificate year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it will never exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Certificate year.

You may have automatic transfers of at least $100 made on a periodic basis, every 1, 2 or 3 months (a) from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund, respectively, to one or more of the other Sub-Accounts, or (b) to reallocate Certificate Value among the Sub-Accounts. The first automatic transfer counts as one transfer towards the twelve free transfers allowed in each Certificate year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege, or reallocate Certificate Value within 20 days of the Date of Issue of the Certificate, any resulting transfer of Certificate Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the twelve free transfers in a Certificate year.

WHAT IS THE CHARGE FOR CHANGES IN THE FACE AMOUNT?

For each increase or decrease in the Face Amount you request, a transaction charge of $2.50 per $1,000 of increase or decrease, to a maximum of $40, may be deducted from the Certificate Value to reimburse the Company for administrative costs associated with the change. This charge is guaranteed not to increase, and the Company does not expect to make a profit on this charge.

ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?

The Company reserves the right to impose a charge (not to exceed $25) for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Certificate, on loans, withdrawals, or surrenders, on Death Benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely, and possibly retroactively, affect the taxation of the Certificates. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Certificates is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Certificate Owner is a corporation or the trustee of an employee benefit plan. A qualified tax adviser should always be consulted with regard to the enrollment form of law to individual circumstances.

HOW ARE THE COMPANY AND THE SEPARATE ACCOUNT TAXED?

The Company is taxed as a life insurance company under Subchapter L of the Code and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on this, no charge is made for federal income taxes which may be attributable to the Separate Account.

Periodically, the Company will review the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company ultimately is determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company also may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

HOW ARE THE CERTIFICATES TAXED?

The Company believes that the Certificates described in this Prospectus will be considered life insurance contracts under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Certificate Value to the Insurance Amount at Risk. As a result, the Death Proceeds are excludable from the gross income of the Beneficiary. Moreover, any increase in Certificate Value is not taxable until received by the Certificate Owner or the Certificate Owner's designee.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Death Benefit Option, change in the Face Amount, lapse with Certificate loan outstanding, or assignment of the Certificate may have tax consequences. In particular, under specified conditions, a distribution under the Certificate during the first 15 years from Date of Issue that reduces future benefits under the Certificate will be taxed to the Certificate Owner as ordinary income to the extent of any investment earnings in the Certificate. Federal, state and local income, estate, inheritance and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each Insured, Certificate Owner, or Beneficiary.

If you surrender the Certificate, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premiums paid for the Certificate minus any amounts previously received from the Certificate if such amounts were properly excluded from your gross income. Certificate loans are generally not treated as taxable distributions. Interest paid on a Certificate loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Certificate may result in a taxable distribution before the investment in the contract is recovered. Withdrawals and loans from modified endowment contracts are subject to less favorable tax treatment. For an additional discussion of modified endowment contracts, please see WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

If the Death Benefit is not received in a lump sum but is instead applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

If you are Owner and Insured under the Certificate, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Certificate, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:

    -  change beneficiaries,

    -  assign the Certificate,

    -  revoke an assignment,

    -  pledge the Certificate, or

    -  obtain a Certificate loan.

If you are Owner and Insured under the Certificate, and you transfer all incidents of ownership in the Certificate, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Certificate or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Certificate may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Certificate in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

HOW ARE CERTIFICATE LOANS TAXED?

The Company believes that non-preferred loans received under a Certificate will be treated as indebtedness of the Certificate Owner for federal income tax purposes. Under current law, these loans will not constitute income for the Certificate Owner while the Certificate is in force. See "Modified Endowment Contracts." However, there is a risk that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether a loan with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable withdrawal from the Certificate.

Section 264 of the Code restricts the deduction of interest on policy or Certificate loans. Consumer interest paid on policy or Certificate loans under an individually owned policy or Certificate is not tax deductible. Generally, no tax deduction for interest is allowed on policy or Certificate loans, if the insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any business-owned policies or Certificates covering officers or

20-percent owners, up to a maximum equal to the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or (b) 20 individuals.

WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, any life insurance Certificate, including a Certificate offered by this Prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. A Certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the Certificate at any time during the first seven Certificate years, or within seven years of a material change in the Certificate, exceed the sum of the net level premiums that would have been paid, had the Certificate provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if benefits are reduced at anytime during the life of the Certificate, there may be adverse tax consequences. Please consult your tax adviser.

If the Certificate is considered a modified endowment contract, all distributions under the Certificate will be taxed on an "income-first" basis. Most distributions received by a Certificate Owner directly or indirectly (including loans, withdrawals, partial surrenders, or the assignment or pledge of any portion of the value of the Certificate) will be includible in gross income to the extent that the cash Surrender Value of the Certificate exceeds the Certificate Owner's investment in the contract. Any additional amounts will be treated as a return of capital to the extent of the Certificate Owner's basis in the Certificate. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Certificate Owner during any calendar period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Certificate is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Certificate does not satisfy the seven-pay test, the Company will notify the Certificate Owner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Certificate anniversary, or the Certificate will be permanently classified as a modified endowment contract.

WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE SEPARATE ACCOUNT?

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance policy for tax purposes. Although the Company does not have control over the investments of the Funds, the Company believes that the Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Certificate owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Certificate may need to be modified to comply with such regulations. For these reasons, the Certificate or the Company's administrative rules may be modified as necessary to prevent a Certificate owner from being considered the owner of the assets of the Separate Account.

CAN I BE CONSIDERED THE OWNER OF THE SEPARATE ACCOUNT ASSETS FOR TAX PURPOSES?

The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause an investor to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Sub-Account investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under this Certificate are different than those described by the IRS in rulings in which it found that contract owners were not owners of Separate Account assets. For example, you have the choice to allocate Premiums and Certificate Values among more investment options. In addition, you may be able to transfer among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. The Company does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your contract. We reserve the right to modify the Certificate as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However we make no guarantee that such modification to the Certificate will be successful.

                               OTHER INFORMATION

ARE THERE OTHER IMPORTANT CERTIFICATE PROVISIONS?

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.

CERTIFICATE OWNER
The Certificate Owner is the Insured unless another Certificate Owner has been named in the enrollment form or the Certificate. The Certificate Owner is generally entitled to exercise all rights under the Certificate while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured may be required when the Face Amount of insurance is increased.

BENEFICIARY
The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Certificate, the Beneficiary has no rights in the Certificate before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Certificate Owner (or the Certificate Owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionately.

INCONTESTABILITY
The Company will not contest the validity of a Certificate after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any rider or any increase in the Face Amount after such rider or increase has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE
The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Certificate, without interest, less any outstanding Debt and less any partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Death Benefit, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE
If the Insured's Age as stated in the enrollment form for the Certificate is not correct, benefits under the Certificate will be adjusted to reflect the correct Age, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age. In no event will the Death Benefit be reduced to less than the Minimum Death Benefit.

ASSIGNMENT
The Certificate Owner may assign a Certificate as collateral or make an absolute assignment of the Certificate. All rights under the Certificate will be transferred to the extent of the assignee's interest. The Consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Certificate. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

CAN THE COMPANY DELAY PAYMENTS TO ME?

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Certificate loan and transfers may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Certificate of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal, or death of the Insured, as well as payments of Certificate loans and transfers from the General Account, for a period not to exceed six months.

DO I HAVE ANY VOTING RIGHTS?

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Certificate Owners with Certificate Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Certificates, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions received from all persons with an interest in such Sub-Account furnishing instructions to the Company. The Company will also vote shares held in the Separate Account that it owns and which are not attributable to Certificates in the same proportion.

The number of votes which a Certificate Owner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Certificate Owner's Certificate Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the subclassification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, the Company may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Certificate Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Certificate Owners.

WHAT REPORTS WILL I RECEIVE CONCERNING MY CERTIFICATE?

The Company will maintain the records relating to the Separate Account. Statements of significant transactions such as premium payments, changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement will be sent to you promptly. An annual statement also will be sent to you The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It also will set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s). The Owner should review the information in all statements carefully.


All errors or corrections must be reported to the Company immediately to assure proper crediting to the Certificate. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/ annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Funds as required by the 1940 Act.

ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE SEPARATE ACCOUNT?


There are no legal proceedings pending to which the Separate Account is a party, or to which the assets of the Separate Account are subject. The Company and VeraVest Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.


MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Certificate interest in a Sub-Account without notice to the Certificate Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other Certificates or permit a conversion between Certificates upon request by a Certificate Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Underlying Fund, or in shares of another investment company having a specified investment objective.

Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Certificate Owners on a basis to be determined by the Company.

If any of these substitutions or changes are made, the Company may, by appropriate endorsement change, the Certificate to reflect the substitution or change and will notify Certificate Owners of all such changes. If the Company deems it to be in the best interest of Certificate Owners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

WHAT IS MIXED AND SHARED FUNDING?

Shares of the Funds of the Trust are also issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of Underlying Funds are also issued to variable annuity and variable life separate accounts of other unaffiliated insurance companies ("mixed and shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life contract owners or variable annuity contract owners. Although the Company and the Underlying Investment Companies do not currently foresee any such disadvantages to either variable life insurance contract owners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.


WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE SEPARATE
ACCOUNT?


Financial Statements for the Company and for the Separate Account are included in the Statement of Additional Information. The financial statements of the Company should be considered only as a bearing on our ability to meet our obligations under the Policy. They should not be considered as a bearing on the investment performance of the assets held in the Separate Account.

                              THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Certificate Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account is not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this Section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Certificate and the General Account may, however, be subject to certain generally applicable provisions of the Federal Securities Laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION
The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.


GENERAL ACCOUNT VALUES AND CERTIFICATE LOANS

The Company bears the full investment risk for amounts allocated to the General Account, and guarantees that interest credited to each Certificate Owner's Certificate Value in the General Account will be at an effective annual yield of 4.0% ("Guaranteed Minimum Rate") compounded daily.

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of the Guaranteed Minimum Rate, and might not do so. However, the excess interest rate, if any, in effect on the date a premium is received at the Principal Office is guaranteed on that premium for one year, unless the Certificate Value associated with the premium becomes security for a Certificate loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE CERTIFICATE VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE CERTIFICATE OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Certificate Value which is equal to Debt. However, such Certificate Value will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Processing Date, the Certificate Value in the General Account will be the amount of the Net Premiums allocated or Certificate Value transferred to the General Account, plus interest at the Guaranteed Minimum Rate, plus any excess interest which the Company credits, less the sum of all Certificate charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

Certificate loans may also be made from the Certificate Value in the General Account.

Transfers, surrenders, partial withdrawals, Death Proceeds and Certificate loans payable from the General Account may be delayed up to six months. However, if payment is delayed for 30 days or more, the Company will pay interest at least equal to an effective annual yield of 3% for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

THE CERTIFICATE
This Prospectus describes Certificates issued under a flexible premium variable life insurance Certificate, and is generally intended to serve as a disclosure document only for the aspects of the Certificate relating to the Separate Account. For complete details regarding the General Account, see the Certificate itself.

TRANSFERS, SURRENDERS, AND PARTIAL WITHDRAWALS
If a Certificate is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, may be imposed if such event occurs before the Certificate, or an increase in the Face Amount, has been in force for 15 Certificate years. In the event of a decrease in the Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Certificate. Partial withdrawals are made on a last-in/first-out basis from Certificate Value allocated to the General Account. This means that the last payments allocated to General Account will be withdrawn first.

The first twelve transfers in a Certificate year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Certificate year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.


DELAY OF PAYMENTS


Transfers, surrenders, partial withdrawals, Death Proceeds and Certificate loans payable from the General Account may be delayed up to six months. If payment is delayed for 30 days or more, however, the Company will pay interest at least equal to an effective annual yield of 3 1/2% for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

                           GLOSSARY OF SPECIAL TERMS

AGE: The Insured's age as of the nearest birthday measured from a Certificate anniversary.

BENEFICIARY: The person(s) designated by the owner of the Certificate to receive the insurance proceeds upon the death of the Insured.

CERTIFICATE CHANGE: Any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option.

CERTIFICATE OWNER: The persons or entity entitled to exercise the rights and privileges under the Certificate.

CERTIFICATE VALUE: The total amount available for investment under a Certificate at any time. It is equal to the sum of (a) the value of the Units credited to a Certificate in the Sub-Accounts, and (b) the accumulation in the General Account credited to that Certificate.

COMPANY: Unless otherwise specified, any reference to "We," "our," "us," and "the Company" refers to First Allmerica Financial Life Insurance Company for contracts issued in New York and to Allmerica Financial Life Insurance and Annuity Company for contracts issued in all other jurisdictions.

DATE OF ISSUE: The date set forth in the Certificate used to determine the Monthly Processing Date, Certificate months, Certificate years, and Certificate anniversaries.

DEATH BENEFIT: The amount payable upon the death of the Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Death Benefit will depend on the Death Benefit Option chosen, but will always be at least equal to the Face Amount.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Death Benefit Option, less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate.

DEBT: All unpaid Certificate loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: An acknowledgment, signed by the Certificate Owner and returned to the Principal Office, that the Certificate Owner has received the Certificate and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: Information, satisfactory to the Company, that is used to determine the Insured's Underwriting Class.

FACE AMOUNT: The amount of insurance coverage applied for. The Face Amount of each Certificate is set forth in the specifications pages of the Certificate.

FINAL PREMIUM PAYMENT DATE: The Certificate anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Certificate. The Net Death Benefit may be different before and after the Final Payment Date.

GENERAL ACCOUNT: All the assets of the Company other than those held in a Separate Account.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date for the specified Death Benefit, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Certificates), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Certificate and any Certificate riders. The Death Benefit Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM DEATH BENEFIT: The Guideline Minimum Death Benefit required to qualify the Certificate as "life insurance" under federal tax laws. The Guideline Minimum Death Benefit varies by Age. It is calculated by multiplying the Certificate Value by a percentage determined by the Insured's Age.

The percentage factor is a percentage that, when multiplied by the Certificate Value, determines the Guideline Minimum death benefit required under federal tax laws. If Option 3 is in effect, the percentage factor is based on the Insured's attained age, sex, risk classification, as set forth in the Certificate. For both the Option 1 and the Option 2, the percentage factor is based on the Insured's attained age, as set forth in GUIDELINE MINIMUM DEATH BENEFIT TABLE under THE DEATH BENEFIT, WHAT ARE THE DEATH BENEFIT OPTIONS?

INSURANCE AMOUNT AT RISK: The Death Benefit less the Certificate Value.

ISSUANCE AND ACCEPTANCE: The date the Company mails the Certificate if the enrollment form is approved with no changes requiring your consent; otherwise, the date the Company receives your written consent to any changes.

LOAN VALUE: The maximum amount that may be borrowed under the Certificate.

MONTHLY DEDUCTION: Charges deducted monthly from the Certificate Value prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by rider, the monthly Certificate administrative charge, the monthly Separate Account administrative charge and the monthly mortality and expense risk charge.

MONTHLY DEDUCTION SUB-ACCOUNT: A Sub-Account of the Separate Account to which the payor that you name under the Payor Option may allocate Net Premiums to pay all or a portion of the insurance charges and administrative charges. The Monthly Deduction Sub-Account is currently the Sub-Account which invests in the Money Market Fund of Allmerica Investment Trust.

MONTHLY PROCESSING DATE: The date on which the Monthly Deduction is deducted from Certificate Value.

NET PREMIUM: An amount equal to the premium less any premium expense charge.

PAID-UP INSURANCE: Life insurance coverage for the life of the Insured, with no further premiums due.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account Certificate Value will be allocated. If you do not, the Company will allocate the deduction or Certificate Value among the General Account and the Sub-Accounts, excluding the Monthly Deduction Sub-Account, in the same proportion that the Certificate Value in the General Account and the Certificate Value in each Sub-Account bear to the total Certificate Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A separate account consists of assets segregated from the Company's other assets. The investment performance of the assets of each separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct. In this prospectus, Separate Account refers to the Group VEL Account of First Allmerica (for policies issued in New York) and to the Group VEL Account of Allmerica Financial (for policies issued in all other jurisdictions).

SUB-ACCOUNT: A subdivision of the Group VEL Account. Each Sub-Account invests exclusively in the shares of a corresponding Underlying Fund.

SURRENDER VALUE: The amount payable upon a full surrender of the Certificate. It is the Certificate Value, less any Debt and any surrender charges.


UNDERLYING FUNDS ("FUNDS"): The investment portfolios of Allmerica Investment Trust ("AIT"), AllianceBernstein Variable Products Series Fund, Inc. ("Alliance"), Delaware VIP Trust ("Delaware VIP"), Fidelity Variable Insurance Products Funds ("Fidelity VIP"), Janus Aspen Series ("Janus"), PIMCO Variable Insurance Trust ("PIMCO"), T. Rowe Price International Series, Inc. ("T. Rowe Price"), and The Universal Institutional Funds, Inc. ("UIF") (formerly Morgan Stanley Dean Witter Universal Funds, Inc.), which are available under the Certificates.


UNDERWRITING CLASS: The risk classification that the Company assigns the Insured based on the information in the enrollment form and any other Evidence of Insurability considered by the Company. The Insured's Underwriting Class will affect the cost of insurance charge and the amount of premium required to keep the Certificate in force.

UNIT: A measure of your interest in a Sub-Account.

VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Certificate is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: The interval between two consecutive Valuation Dates.

WRITTEN REQUEST: A request by the Certificate Owner, in writing, satisfactory to the Company.

YOU OR YOUR: The Certificate Owner, as shown in the enrollment form or the latest change filed with the Company.

- THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") INCLUDES ADDITIONAL INFORMATION ABOUT THE GROUP VEL ACCOUNT OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY AND THE GROUP VEL ACCOUNT OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY. THE SAI IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING TOLL-FREE 1- 800- 533-7881.



- IF YOU OWN A CERTIFICATE AND WOULD LIKE MORE INFORMATION OR FOR A PERSONALIZED ILLUSTRATIONS OF DEATH BENEFITS, CASH SURRENDER VALUES AND CASH VALUES, YOU MAY CALL TOLL-FREE 1- 800- 533-7881.


ALL CORRESPONDENCE MAY BE MAILED TO:ALLMERICA LIFE, P.O. BOX 8014, BOSTON, MA 02266-8014.

INFORMATION ABOUT THE GROUP VEL ACCOUNT (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. REPORTS AND OTHER INFORMATION ABOUT THE GROUP VEL ACCOUNT ARE AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. COPIES OF THIS INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, 450 FIFTH STREET, NW, WASHINGTON, DC 20549-0102.

Group VEL Account of First Allmerica Financial Life Insurance Company File No. 811-7663/333-06383

Group VEL Account of Allmerica Financial Life Insurance and Annuity Company File No. 811-8704/33-82658

                                GROUP VEL ACCOUNT
                                       OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                                GROUP VEL ACCOUNT
                                       OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

                    GROUP VARIABLE LIFE INSURANCE POLICY WITH
        INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE CERTIFICATES

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. . IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2003 ("THE PROSPECTUS") FOR THE GROUP VARIABLE LIFE INSURANCE POLICY WITH INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE CERTIFICATES FUNDED BY THE GROUP VEL ACCOUNT OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY AND BY THE GROUP VEL ACCOUNT II OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY. THE PROSPECTUS MAY BE OBTAINED FROM CLIENT SERVICES, ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-782-8386.

                                DATED May 1, 2003

Group VEL Account

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                       3

SERVICES                                                              5

         SERVICE PROVIDERS                                            5
         OTHER SERVICE ARRANGEMENTS                                   5

UNDERWRITERS AND DISTRIBUTION                                         6

ADDITIONAL INFORMATION ABOUT DEATH PROCEEDS                           7

         GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST      7
         DEATH BENEFIT OPTIONS                                        7
         CHANGE IN DEATH BENEFIT OPTIONS                              9

CALCULATION OF MAXIMUM SURRENDER CHARGES                              11

PERFORMANCE INFORMATION                                               14

         PRODUCT PERFORMANCE                                          14
         OTHER PERFORMANCE INFORMATION                                14

FINANCIAL STATEMENTS                                                  21

                         GENERAL INFORMATION AND HISTORY

First Allmerica Financial Life Insurance Company ("First Allmerica"), originally organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, First Allmerica was the immediate parent of Allmerica Financial and a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, Allmerica Financial became a Massachusetts domiciled insurance company and a direct wholly-owned subsidiary of AFC, while First Allmerica became a wholly-owned subsidiary of Allmerica Financial (and thereby became an INDIRECT wholly-owned subsidiary of AFC). Allmerica Financial and First Allmerica are referred to collectively as the " Company." Their principal office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.

Allmerica Financial and First Allmerica are subject to the laws of the state of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, they are subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2002, Allmerica Financial and its subsidiaries had over $20.6 billion in combined assets and over $33.6 million of life insurance in force, and First Allmerica had over $5.1 billion in assets and over $8.4 million of life insurance in force.

The Group VEL Account of Allmerica Financial is a separate investment account established on August 10, 1994, as authorized by vote of its Board of Directors on January 21, 1993. The Group VEL Account of First Allmerica is a separate investment account established on November 11, 1997, as authorized by vote of the Board of Directors First Allmerica on August 20, 1991. The Group VEL Account of Allmerica Financial and the Group VEL Account of First Allmerica are referred to collectively as the "Separate Account." Each meets the definition of "separate account" under federal securities laws, and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Separate Account or of the Company. We reserve the right, subject to law, to change the names of the Separate Account and the sub-accounts.


Several Sub-Accounts of the Separate Account are available under the Group VEL policy and Certificates (collectively, the "Contract" unless the context requires otherwise). Each Sub-Account invests in a corresponding investment portfolio:



ALLMERICA INVESTMENT TRUST (SERVICE SHARES)                        FIDELITY VARIABLE INSURANCE PRODUCTS FUND
AIT Core Equity Fund                                               Fidelity VIP Asset Manager Portfolio
AIT Equity Index Fund                                              Fidelity VIP Contrafund(R) Portfolio(**)
AIT Government Bond Fund                                           Fidelity VIP Equity-Income Portfolio
AIT Money Market Fund                                              Fidelity VIP Growth Portfolio
AIT Select Capital Appreciation Fund                               Fidelity VIP High Income Portfolio
AIT Select Growth Fund                                             Fidelity VIP Index 500 Portfolio
AIT Select International Equity Fund                               Fidelity VIP Overseas Portfolio
AIT Select Investment Grade Income Fund
AIT Select Value Opportunity Fund                                  JANUS ASPEN SERIES (SERVICE SHARES)
                                                                   Janus Aspen Mid Cap Growth Portfolio
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)    Janus Aspen Worldwide Growth Portfolio(**)
AllianceBernstein Growth & Income Portfolio(**)
                                                                   PIMCO VARIABLE INSURANCE TRUST
DELAWARE VIP TRUST                                                 PVIT Total Return Portfolio II
Delaware VIP International Value Equity Series

                                                                   T. ROWE PRICE INTERNATIONAL SERIES, INC.
                                                                   T. Rowe Price International Stock Portfolio

                                                                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.(*)
                                                                   UIF Core Plus Fixed Income Portfolio(**)
                                                                   UIF Technology Portfolio(**)


** Not available in New York.

* The UIF Core Plus Fixed Income Portfolio of The Universal Institutional Funds, Inc. is available only to employees of Duke Energy Corporation and its affiliates.

                                    SERVICES

SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. Allmerica Financial serves as custodian of the assets of the Group VEL Account of Allmerica Financial, and First Allmerica serves as custodian of the assets of the Group VEL Account of First Allmerica. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. The Company's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.


INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP is the Company's Independent Accountants. PricewaterhouseCoopers LLP is located at 160 Federal Street, Boston MA 02110.


MAIL ROOM SERVICES. Boston Financial Data Services, Inc. with principal offices at 2 Heritage Drive, North Quincy, Massachusetts 02171, provides mailroom service facilities and lockbox services to the Company.

OTHER SERVICE ARRANGEMENTS

We may enter into certain arrangements under which we (or our affiliates) are compensated by the investment advisers, distributors and/or affiliates of the underlying funds for the distribution and/or administrative services which we provide to the underlying funds. The amount of the compensation usually is based on the aggregate net asset value of assets held in the separate account of the Company that are invested in an underlying funds The amounts we receive under these arrangements currently range from 0.10% to 0.40%.

                          UNDERWRITERS AND DISTRIBUTION

VeraVest Investments, Inc. ("VeraVest"; formerly Allmerica Investments, Inc.), a wholly-owned subsidiary of the Company, acts as the principal underwriter of the Policy and Certificates pursuant to a Sales and Administrative Services Agreement with the Company and the Separate Account. VeraVest is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The Policy and Certificates were sold by agents of the Company who are registered representatives of VeraVest or of independent broker-dealers. The Company has stopped issuing new Policies, and issues new Certificates only in connection with existing Policies.

The Company pays commissions to broker-dealers and registered representatives which sell the Certificates based on a commission schedule. After issuance of a Certificate or an increase in Face Amount, commissions may be up to 25% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions may be up to 10% of any additional premiums. Alternative compensation schedules, which may include ongoing annual compensation of up to 0.50% of Certificate Value, are available based on premium payments and the level of enrollment and ongoing administrative services provided to participants and benefit plans by the broker-dealer or registered representative.

Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first-year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives may also be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 2.5% of first-year, or 4% of renewal premiums. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales related criteria. Other payments may be made for other services that do not directly involve the sales of the Certificates. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

The Company intends to recoup the commission and other sales expenses through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges through a portion of the premium expense charge, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to the Certificate Owners or to the Separate Account. Any surrender charge assessed on a Certificate will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.

The aggregate amounts of commissions paid to VeraVest Investments for sales of all policies funded by the Group VEL Account of Allmerica Financial for the years 2000, 2001 and 2002 were $1,417,215.81, $644,237.81 and $358,571.91. The aggregate amounts of commissions paid to VeraVest Investments for sales of all policies funded by the Group VEL Account of First Allmerica for the years 2000, 2001 and 2002 were $35,749.98, $31,155.99 and $30,569.02. No commissions were retained by Allmerica Investments for sales of all contracts funded by the Group VEL Account (including contracts not described in the Prospectus) for the years 2000, 2001 and 2002.

                   ADDITIONAL INFORMATION ABOUT DEATH PROCEEDS

As long as the Certificate remains in force upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy.

The Death Proceeds payable depend on the current Face Amount and the Death Benefit Option that is in effect on the date of death. Prior to the Final Premium Payment Date, the Death Proceeds are: (a) the Death Benefit provided under Option 1, Option 2, or Option 3, whichever is in effect on the date of death; plus (b) any additional insurance on the Insured's life that is provided by rider; minus (c) any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and date of death for Options 1 and 3.

GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

Federal tax law requires a Guideline Minimum Death Benefit in relation to cash value for a Certificate to qualify as life insurance. Under current federal tax law, either the Guideline Premium test or the Cash Value Accumulation test can be used to determine if the Certificate complies with the definition of "life insurance" in Section 7702 of the Code. At the time of application, the Employer may elect either of the tests.

The Guideline Premium test limits the amount of premiums payable under a Certificate to a certain amount for an insured of a particular age and sex. Under the Guideline Premium test, the Certificate Owner may choose between Death Benefit Option 1 and Option 2, as described below. After issuance of the Certificate, the Certificate Owner may change the selection from Option 1 to Option 2 or vice versa. The Cash Value Accumulation test requires that the Death Benefit must be sufficient so that the cash Surrender Value, as defined in
Section 7702, does not at any time exceed the net single premium required to fund the future benefits under the Certificate. In the event the maximum premium limit applies, we reserve the right to obtain evidence of insurability which is satisfactory to us as a condition to accepting excess premium. If the Cash Value Accumulation test is chosen by the employer, ONLY Death Benefit Option 3 will apply. Death Benefits Option 1 and Option 2 are NOT available under the Cash Value Accumulation test.

There are two main differences between the Guideline Premium test and the Cash Value Accumulation test. First, the Guideline Premium test limits the amount of premium that may be paid into a Certificate, while no such limits apply under the Cash Value Accumulation test. Second, the factors that determine the Guideline Minimum Death Benefit relative to the Certificate Value are different. Required increases in the Guideline Minimum Death Benefit due to growth in Certificate Value will generally be greater under the Cash Value Accumulation test than under the Guideline Premium test.

DEATH BENEFIT OPTIONS

There are three Death Benefit Options available under the Certificate:

OPTION 1 -- LEVEL DEATH BENEFIT

Under Option 1, the Death Benefit is equal to the greater of the Face Amount or the Guideline Minimum Death Benefit, as set forth in the table below. Under Option 1, the Death Benefit will remain level unless the Guideline Minimum Death Benefit is greater than the Face Amount, in which case the Death Benefit will vary as the Certificate Value varies. Option 1 will offer the best opportunity for the Certificate Value under a Certificate to increase without increasing the Death Benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

OPTION 2 -- ADJUSTABLE DEATH BENEFIT

Under Option 2, the Death Benefit is equal to the greater of the Face Amount plus the Certificate Value or the Guideline Minimum Death Benefit, as set forth in the table below. The Death Benefit will, therefore, vary as the Certificate Value changes, but will never be less than the Face Amount. Option 2 will offer the best opportunity for the Certificate Owner who would like to have an increasing Death Benefit as early as possible. The Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount.

OPTION 3 -- LEVEL DEATH BENEFIT WITH CASH VALUE ACCUMULATION TEST

Under Option 3, the Death Benefit will equal the Face Amount, unless the Certificate Value, multiplied by the applicable Option 3 Death Benefit Factor, results in a higher Death Benefit. A complete list of Option 3 Death Benefit Factors is set forth in the Certificate. The applicable Death Benefit Factor depends upon the sex, risk classification, and then-attained age of the Insured. The Death Benefit Factor decreases slightly from year to year as the attained age of the Insured increases. Option 3 will offer the best opportunity for the Certificate Owner who is looking for an increasing death benefit in later Certificate years and/or would like to fund the Certificate at the "seven-pay" limit for the full seven years. When the Certificate Value multiplied by the applicable Death Benefit Factor exceeds the Face Amount, the Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount. OPTION 3 MAY NOT BE AVAILABLE IN ALL STATES.

MORE INFORMATION ABOUT DEATH BENEFIT OPTIONS 1 AND 2

If the Guideline Premium Test is chosen by the Employer, the Certificate Owner may choose between Death Benefit Option 1 or Option 2. The Certificate Owner may designate the desired Death Benefit Option in the enrollment form, and may change the option once per Certificate year by Written Request. There is no charge for a change in option.

GUIDELINE MINIMUM DEATH BENEFIT UNDER OPTION 1 AND OPTION 2

The Guideline Minimum Death Benefit under Option 1 or Option 2 is equal to a percentage of the Certificate Value as set forth below. The Guideline Minimum Death Benefit is determined in accordance with the Code regulations to ensure that the Certificate qualifies as a life insurance contract and that the insurance proceeds may be excluded from the gross income of the Beneficiary.

To remain qualified as "life insurance" for federal tax purposes, federal tax law requires that policies have a minimum Face Amount, the amount of the Death Benefit and thus the Death Proceeds will be greater under Option 2 than under Option 1, since the Certificate Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Certificate Value will accumulate will be slower, under Option 2 than under Option 1. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

If you desire to have premium payments and investment performance reflected in the amount of the Death Benefit, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Certificate Value, you should select Option 1.amount of pure life insurance protection in relation to the size of the Policy Value. The Guideline Minimum Sum Insured is used to determine compliance with this requirement. So long as the Policy qualifies as a life insurance contract, the insurance proceeds will be excluded from the gross income of the Beneficiary.

                      GUIDELINE MINIMUM DEATH BENEFIT TABLE
                             (Option 1 and Option 2)

  AGE OF INSURED                                            PERCENTAGE OF
ON DATE OF DEATH                                          CERTIFICATE VALUE
----------------                                          -----------------
40 and under                                                     250%
45                                                               215%
50                                                               185%
55                                                               150%
60                                                               130%
65                                                               120%
70                                                               115%
75                                                               105%
80                                                               105%
85                                                               105%
90                                                               105%
95 and above                                                     100%

For the Ages not listed, the progression between the listed Ages is linear.

EXAMPLE OF OPTION 1

For purposes of this illustration, assume that the Insured is under the Age of 40, and that there is no outstanding Debt.

Under Option 1, a Certificate with a $50,000 Face Amount will generally have a Death Benefit equal to $50,000. However, because the Death Benefit must be equal to or greater than 250% of Certificate Value, if at any time the Certificate Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. In this example, each additional dollar of Certificate Value above $20,000 will increase the Death Benefit by $2.50. For example, a Certificate with a Certificate Value of $35,000 will have a Guideline Minimum Death Benefit of $87,500 ($35,000 x 2.50); Certificate Value of $40,000 will produce a Guideline Minimum Death Benefit of $100,000 ($40,000 x 2.50); and Certificate Value of $50,000 will produce a Guideline Minimum Death Benefit of $125,000 ($50,000 x 2.50).

Similarly, if Certificate Value exceeds $20,000, each dollar taken out of Certificate Value will reduce the Death Benefit by $2.50. If, for example, the Certificate Value is reduced from $25,000 to $20,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Certificate Value multiplied by the applicable percentage is less than the Face Amount, the Death Benefit will equal the Face Amount of the Certificate.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Certificate Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Certificate Value would change the Death Benefit by $1.85.

EXAMPLE OF OPTION 2

For purposes of this illustration, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

Under Option 2, a Certificate with a Face Amount of $50,000 will generally produce a Death Benefit of $50,000 plus Certificate Value. For example, a Certificate with Certificate Value of $5,000 will produce a Death Benefit of $55,000 ($50,000 + $5,000); Certificate Value of $10,000 will produce a Death Benefit of $60,000 ($50,000 + $10,000); Certificate Value of $25,000 will produce a Death Benefit of $75,000 ($50,000 + $25,000). However, the Death Benefit must be at least 250% of the Certificate Value. Therefore, if the Certificate Value is greater than $33,333, 250% of that amount will be the Death Benefit, which will be greater than the Face Amount plus Certificate Value. In this example, each additional dollar of Certificate Value above $33,333 will increase the Death Benefit by $2.50. For example, if the Certificate Value is $35,000, the Guideline Minimum Death Benefit will be $87,500 ($35,000 x 2.50); Certificate Value of $40,000 will produce a Guideline Minimum Death Benefit of $100,000 ($40,000 x 2.50); and Certificate Value of $50,000 will produce a Guideline Minimum Death Benefit of $125,000 ($50,000 x 2.50).

Similarly, if Certificate Value exceeds $33,333, each dollar taken out of Certificate Value will reduce the Death Benefit by $2.50. If, for example, the Certificate Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000. If at any time, however, Certificate Value multiplied by the applicable percentage is less than the Face Amount plus Certificate Value, then the Death Benefit will be the current Face Amount plus Certificate Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Death Benefit must be at least
1.85 times the Certificate Value. The amount of the Death Benefit would be the sum of the Certificate Value plus $50,000 unless the Certificate Value exceeded $58,824 (rather than $33,333). Each dollar added to or subtracted from the Certificate would change the Death Benefit by $1.85.

The Death Benefit under Option 2 will always be the greater of the Face Amount plus Certificate Value or the Certificate Value multiplied by the applicable percentage.

CHANGE IN DEATH BENEFIT OPTION

Generally, if Death Benefit Option 1 or Option 2 is in effect, the Death Benefit Option in effect may be changed once each Certificate year by sending a Written Request for change to the Principal Office. The effective date of any such change will be the Monthly Processing Date on or following the date of receipt of the request. No charges will be imposed on changes in Death Benefit Options. IF OPTION 3 IS IN EFFECT, YOU MAY NOT CHANGE TO EITHER OPTION 1 OR OPTION 2.

If the Death Benefit Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Death Benefit which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Certificate Value on the date of the change). The amount of the Death Benefit will not be altered at the time of the change. However, the change in option will affect the determination of the Death Benefit from that point on, since the Certificate Value will no longer be added to the Face Amount in determining the Death Benefit. The Death Benefit will equal the new Face Amount (or, if higher, the Guideline Minimum Death Benefit). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Certificate Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Death Benefit Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and, therefore, the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

If the Death Benefit Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Death Benefit less the Certificate Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Death Benefit at the time of the change, but will affect the determination of the Death Benefit from that point on. Because the Certificate Value will be added to the new specified Face Amount, the Death Benefit will vary with the Certificate Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Death Benefit is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Death Benefit Option.

A change in Death Benefit Option may result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Rules. In such event, the Company will pay the excess to the Certificate Owner.

                    CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge may be calculated upon issuance of the Certificate and upon each increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Certificate is equal to $8.50 per thousand dollars of the initial Face Amount plus up to 50% (less any premium expense charge not associated with state and local premium taxes) of the Guideline Annual Premium, depending on the group to which the Policy is issued. The maximum surrender charge for an increase in the Face Amount is $8.50 per thousand dollars of increase, plus up to 50% (less any premium expense charge not associated with state and local premium taxes) of the Guideline Annual Premium for the increase. The calculation may be summarized in the following formula:

     Maximum Surrender Charge = (8.5 x Face Amount) + (up to 50% x Guideline Annual Premium)
                                       -----------
                                           1000

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the Certificate and upon each increase in the Face Amount are shown in the following table. During the first two Certificate years following issue or an increase in Face Amount, the actual surrender charge may be less than the maximum.

The maximum surrender charge remains level for up to the first 24 Certificate months, reduces uniformly for the balance of the surrender charge period, and is zero thereafter. The actual surrender charge imposed may be less than the maximum.

The Factors used in calculating the maximum surrender charges vary with the issue Age and Underwriting Class as indicated in the following table.

    AGE AT
   ISSUE OR        UNISEX        UNISEX        UNISEX
   INCREASE                      SMOKER      UNI-SMOKER
   --------      NON-SMOKER      ------      ----------
                 ----------
       0                          14.89        14.37
       1                          14.84        14.31
       2                          15.00        14.44
       3                          15.17        14.58
       4                          15.35        14.73
       5                          15.53        14.88
       6                          15.73        15.05
       7                          15.94        15.23
       8                          16.16        15.41
       9                          16.39        15.61
      10                          16.64        15.82
      11                          16.91        16.05
      12                          17.18        16.28
      13                          17.47        16.52
      14                          17.77        16.77
      15                          18.08        17.02
      16                          18.38        17.28
      17                          18.67        17.54
      18            17.15         18.98        17.80
      19            17.40         19.29        18.07
      20            17.65         19.62        18.35
      21            17.92         19.95        18.64
      22            18.20         20.31        18.95
      23            18.49         20.68        19.27
      24            18.80         21.08        19.61
      25            19.13         21.49        19.97
      26            19.48         21.94        20.35
      27            19.85         22.42        20.75
      28            20.24         22.92        21.18
      29            20.65         23.45        21.63

    AGE AT
   ISSUE OR        UNISEX        UNISEX        UNISEX
   INCREASE                      SMOKER      UNI-SMOKER
   --------      NON-SMOKER      ------      ----------
                 ----------
      30            21.08         24.02        22.11
      31            21.54         24.62        22.61
      32            22.03         25.25        23.15
      33            22.54         25.92        23.71
      34            23.03         26.62        24.30
      35            23.64         27.36        24.92
      36            24.24         28.15        25.57
      37            24.87         28.97        26.26
      38            25.53         29.84        26.99
      39            26.23         30.76        27.75
      40            26.97         31.72        28.55
      41            27.74         32.73        29.39
      42            28.55         33.79        30.27
      43            29.41         34.91        31.19
      44            30.31         36.08        32.17
      45            31.26         37.31        33.19
      46            32.27         38.60        34.27
      47            33.33         39.95        35.40
      48            34.46         41.38        36.59
      49            35.64         42.89        37.86
      50            36.90         44.48        39.19
      51            38.24         46.17        40.60
      52            39.66         47.95        42.10
      53            41.17         49.84        43.68
      54            42.76         51.82        45.36
      55            44.46         53.91        47.12
      56            46.25         56.11        48.98
      57            48.16         56.87        50.95
      58            50.18         56.76        53.03
      59            52.34         56.65        55.24
      60            54.64         56.54        56.71
      61            56.54         56.44        56.59
      62            56.41         56.34        56.47
      63            56.29         56.26        56.36
      64            56.16         56.18        56.25
      65            56.03         56.10        56.13
      66            55.90         56.01        56.00
      67            55.74         55.90        55.85
      68            55.58         55.76        55.70
      69            55.41         55.63        55.53
      70            55.27         55.49        55.37
      71            55.12         55.38        55.22
      72            54.96         55.29        55.10
      73            54.85         55.23        54.99
      74            54.75         55.19        54.89
      75            54.64         55.16        54.80
      76            54.52         55.10        54.69
      77            54.36         55.01        54.53
      78            54.18         54.86        54.35
      79            53.97         54.68        54.14
      80            53.75         54.49        53.91

                                    EXAMPLES

For the purposes of these examples, assume that a unisex, Age 35 non-smoker purchases a $100,000 Certificate. In this example the Guideline Annual Premium ("GAP") equals $1,032.25. The maximum surrender charge is calculated as follows:

         (1)      Deferred Administrative Charge                   $850.00
                  ($8.50/$1,000 of Face Amount)

         (2)      Deferred Sales Charge                            $516.13
                  (50% x GAP)                                   ==========
                                                                 $1,366.13

         Maximum surrender charge per Table (23.64 x 100)
         $2,364.00

During the first two Certificate years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

         (1)      Deferred Administrative Charge                                    $850.00
                  ($8.50/$1,000 of Face Amount)

         (2)      Deferred Sales Charge                                              Varies
                  (not to exceed 30% of premiums received, up to one
                  GAP, plus 9% of premiums
                  received in excess of one GAP)                            ===============
                                                                         Sum of (1) and (2)

The maximum surrender charge is $1,366.13. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

EXAMPLE 1:

Assume the Certificate Owner surrenders the Certificate in the 10th Certificate month, having paid total premiums of $900. The actual surrender charge would be $1,120.

EXAMPLE 2:

Assume the Certificate Owner surrenders the Certificate in the 120th Certificate month. Also assume that after the 24th Certificate month, the maximum surrender charge decreases by 1/156 per month, thereby reaching zero at the end of the 15th Certificate year. In this example, the maximum surrender charge would be $525.43.

                             PERFORMANCE INFORMATION

PRODUCT PERFORMANCE

The Certificates were first offered to the public by Allmerica Financial in 1995 and by First Allmerica in 1997. However, we may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Table I and Table III), and based on the periods that the Underlying Funds have been in existence (Table II and Table
IV). The results for any period prior to the Certificates being offered will be calculated as if the Policies had been offered during that period of time

The returns in the following tables do not reflect the premium expense charge, the charges that vary with each Certificate because they are based on certain factors that vary with the individual characteristics of the Insured (e.g., the Monthly Deduction and Surrender Charges), and transaction charges. If these charges were deducted, the returns in the tables would have been significantly lower. The tables do not illustrate how investment performance of the underlying funds will affect Certificate values and benefits because they do not reflect deduction of all applicable certificate charges.

In each table, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 2002. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

OTHER PERFORMANCE INFORMATION

We may compare performance information for a sub-account in reports and promotional literature to:

-   Standard & Poor's 500 Composite Stock Price Index ("S&P 500")
-   Dow Jones Industrial Average ("DJIA")
-   Shearson Lehman Aggregate Bond Index
- Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets
- Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.
- Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria
-   The Consumer Price Index

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

- The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)
- The advantages and disadvantages of investing in tax-deferred and taxable investments
-   Customer profiles and hypothetical payment and investment scenarios
-   Financial management and tax and retirement planning
- Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

                                     TABLE I
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2002
                         SINCE INCEPTION OF SUB-ACCOUNT
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES


The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE CHARGE, MONTHLY CHARGES UNDER THE CERTIFICATE, SURRENDER CHARGES, OR TRANSACTION CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                           SUB-ACCOUNT                            TEN YEARS OR
                                                            INCEPTION    ONE-YEAR                    LIFE OF
                                                              DATE         TOTAL         5         SUB-ACCOUNT
                                                                          RETURN       YEARS        (IF LESS)
----------------------------------------------------------------------------------------------------------------
AIT Core Equity Fund                                        05/01/95       -24.14%      -3.22%         5.34%
AIT Equity Index Fund                                       05/01/95       -22.92%      -1.66%         7.65%
AIT Government Bond Fund                                    05/01/95         8.30%       5.94%         5.98%
AIT Money Market Fund                                       05/01/95         0.75%       3.65%         3.90%
AIT Select Capital Appreciation Fund                        05/03/95       -22.31%       2.47%         8.81%
AIT Select Growth Fund                                      05/01/95       -28.25%      -5.52%         4.66%
AIT Select International Equity Fund                        05/01/95       -20.10%      -3.32%         2.29%
AIT Select Investment Grade Income Fund                     05/01/95         7.17%       5.64%         6.44%
AIT Select Value Opportunity Fund                           05/01/95       -17.07%       3.27%         9.70%
AllianceBernstein Growth & Income Portfolio                 10/02/00       -22.97%         N/A       -10.83%
Delaware VIP International Value Equity Series              07/02/96       -11.21%      -0.85%         1.52%
Fidelity VIP Asset Manager Portfolio                        05/01/95        -9.55%       0.55%         5.96%
Fidelity VIP Contrafund(R)Portfolio                         11/02/00       -10.42%         N/A       -13.34%
Fidelity VIP Equity-Income Portfolio                        05/01/95       -17.70%      -0.59%         6.87%
Fidelity VIP Growth Portfolio                               05/01/95       -30.73%      -1.26%         6.46%
Fidelity VIP High Income Portfolio                          05/01/95         2.51%      -6.89%         0.18%
Fidelity VIP Index 500 Portfolio                            05/25/99       -22.95%         N/A        -9.77%
Fidelity VIP Overseas Portfolio                             05/01/95       -21.00%      -4.81%         0.46%
Janus Aspen Mid Cap Growth Portfolio                           N/A             N/A         N/A           N/A
Janus Aspen Worldwide Growth Portfolio                         N/A             N/A         N/A           N/A
PVIT Total Return Portfolio II                              02/19/02           N/A         N/A         2.51%
T. Rowe Price International Stock Portfolio                 02/12/96       -19.03%      -5.07%        -1.98%
UIF Core Plus Fixed Income Portfolio                           N/A             N/A         N/A           N/A
UIF Technology Portfolio                                    05/31/00       -49.43%         N/A       -46.16%


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                    TABLE II
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2002
                      SINCE INCEPTION OF UNDERLYING FUND(1)
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CERTIFICATE OR SURRENDER CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                            UNDERLYING                             TEN YEARS
                                                             PORTFOLIO    ONE-YEAR                OR LIFE OF
                                                             INCEPTION     TOTAL          5          FUND
                                                               DATE        RETURN       YEARS      (IF LESS)
---------------------------------------------------------------------------------------------------------------
AIT Core Equity Fund*                                        04/29/85     -24.14%       -3.22%        5.65%
AIT Equity Index Fund*                                       09/28/90     -22.92%       -1.66%        7.93%
AIT Government Bond Fund*                                    08/26/91       8.30%        5.94%        5.47%
AIT Money Market Fund *                                      04/29/85       0.75%        3.65%        3.65%
AIT Select Capital Appreciation Fund*                        04/28/95     -22.31%        2.47%        8.82%
AIT Select Growth Fund*                                      08/21/92     -28.25%       -5.52%        3.84%
AIT Select International Equity Fund*                        05/02/94     -20.10%       -3.32%        2.16%
AIT Select Investment Grade Income Fund*                     04/29/85       7.17%        5.64%        6.09%
AIT Select Value Opportunity Fund*                           04/30/93     -17.07%        3.27%        9.18%
AllianceBernstein Growth & Income Portfolio*                 01/14/91     -22.97%        2.67%       10.17%
Delaware VIP International Value Equity Series               10/29/92     -11.21%       -0.85%        4.92%
Fidelity VIP Asset Manager Portfolio                         09/06/89      -9.55%        0.55%        6.10%
Fidelity VIP Contrafund(R)Portfolio                          01/03/95     -10.42%        2.65%       11.17%
Fidelity VIP Equity-Income Portfolio                         10/09/86     -17.70%       -0.59%        8.78%
Fidelity VIP Growth Portfolio                                10/09/86     -30.73%       -1.26%        7.45%
Fidelity VIP High Income Portfolio                           09/19/85       2.51%       -6.89%        2.52%
Fidelity VIP Index 500 Portfolio                             08/27/92     -22.95%       -1.74%        8.06%
Fidelity VIP Overseas Portfolio                              01/28/87     -21.00%       -4.81%        3.76%
Janus Aspen Mid Cap Growth Portfolio*                        09/13/93     -28.77%       -3.24%        6.01%
Janus Aspen Worldwide Growth Portfolio*                      09/13/93     -26.38%       -0.57%        9.10%
PVIT Total Return Portfolio II                               05/28/99       7.00%       N/A           7.44%
T. Rowe Price International Stock Portfolio                  03/31/94     -19.03%       -5.07%       -0.03%
UIF Core Plus Fixed Income Portfolio                         01/02/97       6.36%        5.75%        6.28%
UIF Technology Portfolio                                     11/30/99     -49.43%       N/A         -36.95%


(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

* These funds include a charge for 12b-1 fees. For periods beyond the inception date of the Sub-Accounts, these hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN

WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                    TABLE III
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2002
                         SINCE INCEPTION OF SUB-ACCOUNTS
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES


The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE CHARGE, MONTHLY CHARGES UNDER THE CERTIFICATE, SURRENDER CHARGES, OR TRANSACTION CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually


                                                                                                    TEN YEARS OR
                                                           SUB-ACCOUNT    ONE-YEAR                     LIFE OF
                                                            INCEPTION      TOTAL           5         SUB-ACCOUNT
                                                              DATE         RETURN        YEARS        (IF LESS)
-------------------------------------------------------------------------------------------------------------------
AIT Core Equity Fund                                        11/13/96       -24.14%       -3.22%          1.07%
AIT Equity Index Fund                                       11/13/96       -22.92%       -1.66%          3.33%
AIT Government Bond Fund                                    11/13/96         8.30%        5.94%          5.87%
AIT Money Market Fund                                       11/13/96         0.75%        3.65%          3.73%
AIT Select Capital Appreciation Fund                        11/13/96       -22.31%        2.47%          3.70%
AIT Select Growth Fund                                      11/13/96       -28.25%       -5.52%         -0.11%
AIT Select International Equity Fund                        11/13/96       -20.10%       -3.32%         -1.21%
AIT Select Investment Grade Income Fund                     11/13/96         7.17%        5.64%          5.98%
AIT Select Value Opportunity Fund                           11/13/96       -17.07%        3.27%          7.38%
Delaware VIP International Value Equity Series              11/13/96       -11.21%       -0.85%          0.77%
Fidelity VIP Asset Manager Portfolio                        11/13/96        -9.55%        0.55%          3.60%
Fidelity VIP Equity-Income Portfolio                        11/13/96       -17.70%       -0.59%          3.69%
Fidelity VIP Growth Portfolio                               11/13/96       -30.73%       -1.26%          2.14%
Fidelity VIP High Income Portfolio                          11/13/96         2.51%       -6.89%         -2.98%
Fidelity VIP Index 500 Portfolio                               N/A             N/A          N/A            N/A
Fidelity VIP Overseas Portfolio                             11/13/96       -21.00%       -4.81%         -1.97%
Janus Aspen Mid Cap Growth Portfolio                           N/A             N/A          N/A            N/A
PIMCO Total Return Portfolio II                                N/A             N/A          N/A            N/A
T. Rowe Price International Stock Portfolio                 03/10/00       -19.03%       -5.07%        -21.97%


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                    TABLE IV
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2002
                      SINCE INCEPTION OF UNDERLYING FUND(1)
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CERTIFICATE OR SURRENDER CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                           UNDERLYING                               TEN YEARS
                                                            PORTFOLIO    ONE-YEAR                   OR LIFE OF
                                                            INCEPTION      TOTAL          5            FUND
                                                              DATE        RETURN        YEARS       (IF LESS)
---------------------------------------------------------------------------------------------------------------
AIT Core Equity Fund*                                       04/29/85       -24.14%      -3.22%          5.65%
AIT Equity Index Fund*                                      09/28/90       -22.92%      -1.66%          7.93%
AIT Government Bond Fund*                                   08/26/91         8.30%       5.94%          5.47%
AIT Money Market Fund*                                      04/29/85         0.75%       3.65%          3.65%
AIT Select Capital Appreciation Fund*                       04/28/95       -22.31%       2.47%          8.82%
AIT Select Growth Fund*                                     08/21/92       -28.25%      -5.52%          3.84%
AIT Select International Equity Fund*                       05/02/94       -20.10%      -3.32%          2.16%
AIT Select Investment Grade Income Fund*                    04/29/85         7.17%       5.64%          6.09%
AIT Select Value Opportunity Fund*                          04/30/93       -17.07%       3.27%          9.18%
Delaware VIP International Value Equity Series              10/29/92       -11.21%      -0.85%          4.92%
Fidelity VIP Asset Manager Portfolio                        09/06/89        -9.55%       0.55%          6.10%
Fidelity VIP Equity-Income Portfolio                        10/09/86       -17.70%      -0.59%          8.78%
Fidelity VIP Growth Portfolio                               10/09/86       -30.73%      -1.26%          7.45%
Fidelity VIP High Income Portfolio                          09/19/85         2.51%      -6.89%          2.52%
Fidelity VIP Index 500 Portfolio                            08/27/92       -22.95%      -1.74%          8.06%
Fidelity VIP Overseas Portfolio                             01/28/87       -21.00%      -4.81%          3.76%
Janus Aspen Mid Cap Growth Portfolio*                       09/13/93       -28.77%      -3.24%          6.01%
PVIT Total Return Portfolio II                              05/28/99         7.00%         N/A          7.44%
T. Rowe Price International Stock Portfolio                 03/31/94       -19.03%      -5.07%         -0.03%


(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

* These funds include a charge for 12b-1 fees. For periods beyond the inception date of the Sub-Accounts, these hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                            INDEPENDENT ACCOUNTANTS

The financial statements of the Company as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, and the financial statements of the Group VEL Account of the Company as of December 31, 2002 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policies.

ALLMERICA FINANCIAL

LIFE INSURANCE AND

ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2002

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company and its subsidiaries at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The consolidated financial statements give retroactive effect to the reorganization of First Allmerica Financial Life Insurance Company as a subsidiary of Allmerica Financial Life Insurance and Annuity Company on December 31, 2002, as described in Note 2 to the consolidated financial statements.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill in 2002 and derivative instruments in 2001.


/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
January 30, 2003

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                  2002            2001           2000
---------------------------------------------------------------------------------------------------------------------
REVENUES
   Premiums                                                                $     48.1      $     49.0     $     52.0
   Universal life and investment product policy fees                            409.8           391.6          421.1
   Net investment income                                                        384.2           433.2          421.4
   Net realized investment losses                                              (137.7)          (86.6)         (67.8)
   Other income                                                                  97.7            86.1          101.3
                                                                           ------------   -------------  ------------
     Total revenues                                                             802.1           873.3          928.0
                                                                           ------------   -------------  ------------
BENEFITS, LOSSES AND EXPENSES
   Policy benefits, claims, losses and loss adjustment expenses                 485.6           414.3          418.9
   Policy acquisition expenses                                                  655.9            77.5           83.4
   Gain from retirement of trust instruments supported by funding
        obligations                                                            (102.6)            -              -
   Additional consideration received from sale of defined contribution           (3.6)
   Loss from sale of universal life business                                     31.3             -              -
   Restructuring costs                                                           14.8                           11.0
   (Gains) losses on derivative instruments                                     (40.3)           35.2            -
   Other operating expenses                                                     378.2           321.2          272.0
                                                                           ------------   -------------  ------------
      Total benefits, losses and expenses                                     1,419.3           848.2          785.3
                                                                           ------------   -------------  ------------
(Loss) income before federal income taxes                                      (617.2)           25.1          142.7
                                                                           ------------   -------------  ------------
FEDERAL INCOME TAX (BENEFIT) EXPENSE
   Current                                                                      (28.5)           (1.5)         (33.8)
   Deferred                                                                    (215.3)          (13.0)          50.1
                                                                           ------------   -------------  ------------
      Total federal income tax (benefit) expense                               (243.8)          (14.5)          16.3
                                                                           ------------   -------------  ------------
(Loss) income before cumulative effect of change in accounting
principle                                                                      (373.4)           39.6          126.4
                                                                           ------------   -------------  ------------
Cumulative effect of change in accounting principle                              (1.6)           (3.2)           -
                                                                           ------------   -------------  ------------
Net (loss) income                                                          $   (375.0)     $     36.4     $    126.4
                                                                           ============   =============  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

CONSOLIDATED BALANCE SHEETS
DECEMBER 31,
(IN MILLIONS, EXCEPT PER SHARE DATA)                                                        2002         2001
-----------------------------------------------------------------------------------------------------------------
ASSETS
   Investments:
      Fixed maturities at fair value (amortized cost of $4,503.8 and $5,955.5)        $    4,685.1  $    6,057.1
      Equity securities at fair value (cost of $33.8 and $44.2)                               36.0          37.1
      Mortgage loans                                                                         175.1         226.6
      Policy loans                                                                           361.4         379.6
      Other long-term investments                                                            128.0         158.8
                                                                                     -------------  -------------
         Total investments                                                                 5,385.6       6,859.2
                                                                                     -------------  -------------
   Cash and cash equivalents                                                                 268.2         154.1
   Accrued investment income                                                                  89.6          97.0
   Premiums, accounts and notes receivable, net                                                2.9           2.7
   Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums        1,064.7         431.5
   Deferred policy acquisition costs                                                       1,030.1       1,588.4
   Deferred  federal income taxes                                                            212.4           -
   Other assets                                                                              280.9         356.2
   Separate account assets                                                                12,343.4      14,838.4
                                                                                     -------------  -------------
         Total assets                                                                 $   20,677.8  $   24,327.5
                                                                                     =============  =============
LIABILITIES
   Policy liabilities and accruals:
      Future policy benefits                                                          $    3,900.1  $    4,099.6
      Outstanding claims and losses                                                          104.1         105.9
      Unearned premiums                                                                        3.9           4.9
      Contractholder deposit funds and other policy liabilities                              763.5       1,675.5
                                                                                     -------------  -------------
         Total policy liabilities and accruals                                             4,771.6       5,885.9
                                                                                     -------------  -------------
   Expenses and taxes payable                                                                623.2         557.2
   Reinsurance premiums payable                                                              538.9          12.7
   Deferred federal income taxes                                                               -            24.7
   Trust instruments supported by funding obligations                                      1,202.8       1,589.0
   Separate account liabilities                                                           12,343.4      14,838.4
                                                                                     -------------  -------------
      Total liabilities                                                                   19,479.9      22,907.9
                                                                                     -------------  -------------
   Commitments and contingencies (Notes 15 and 19)

SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares authorized, 2,526
      shares issued and outstanding                                                            2.5           2.5
   Additional paid-in capital                                                              1,075.0         887.0
   Accumulated other comprehensive (loss)income                                              (29.2)          5.5
   Retained earnings                                                                         149.6         524.6
                                                                                     -------------  -------------
      Total shareholder's equity                                                           1,197.9       1,419.6
                                                                                     -------------  -------------
      Total liabilities and shareholder's equity                                      $   20,677.8  $   24,327.5
                                                                                     =============  =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                                                        2002            2001         2000
----------------------------------------------------------------------------------------------------------------------------
COMMON STOCK
    Balance at beginning and end of year                                       $         2.5   $         2.5   $         2.5
                                                                               --------------  --------------  -------------
ADDITIONAL PAID-IN CAPITAL (1)
   Balance at beginning of year                                                        887.0           857.0          857.0
   Capital contribution                                                                188.0            30.0            -
                                                                               --------------  --------------  -------------
   Balance at end of year                                                            1,075.0           887.0          857.0
                                                                               --------------  --------------  -------------

ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME (1)
   NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS AND
   DERIVATIVE INSTRUMENTS:
   Balance at beginning of year                                                         21.0            (8.7)         (14.9)
   Appreciation (depreciation) during the period:
        Net (depreciation) appreciation on available-for-sale securities and
               derivative instruments                                                   (9.6)           45.7            9.6
        Benefit (provision) for deferred federal income taxes                            3.4           (16.0)          (3.4)
                                                                               --------------  --------------  -------------
                                                                                        (6.2)           29.7            6.2
                                                                               --------------  --------------  -------------
   Balance at end of year                                                               14.8            21.0           (8.7)
                                                                               --------------  --------------  -------------
   MINIMUM PENSION LIABILITY:
   Balance at beginning of year                                                        (15.5)            -              -
   Increase during the period:
        Increase in minimum pension liability                                          (43.8)          (23.9)           -
        Benefit for deferred federal income taxes                                       15.3             8.4            -
                                                                               --------------  --------------  -------------
                                                                                       (28.5)          (15.5)           -
                                                                               --------------  --------------  -------------
   Balance at end of year                                                              (44.0)          (15.5)           -
                                                                               --------------  --------------  -------------
   Total accumulated other comprehensive (loss) income                                 (29.2)            5.5           (8.7)
                                                                               --------------  --------------  -------------
RETAINED EARNINGS (1)
   Balance at beginning of year                                                        524.6           488.2          361.8
   Net (loss) income                                                                  (375.0)           36.4          126.4
                                                                               --------------  --------------  -------------
   Balance at end of year                                                              149.6           524.6          488.2
                                                                               --------------  --------------  -------------
      Total shareholder's equity                                               $     1,197.9   $     1,419.6   $    1,339.0
                                                                               ==============  ==============  =============

(1) Certain 2001 and 2000 balances have been restated due to a change in corporate structure on December 31, 2002 (see Note 2 - Reorganization of AFC Corporate Structure).

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME (1)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                       2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------
Net (loss) income                                                            $      (375.0)   $       36.4    $      126.4
                                                                             ---------------  --------------  --------------
   Other comprehensive (loss) income:
     Available-for-sale securities:
          Net appreciation during the period                                          48.9            44.3             9.6
          Provision for deferred federal income taxes                                (17.1)          (15.5)           (3.4)
                                                                             ---------------  --------------  --------------
     Total available-for-sales securities                                             31.8            28.8             6.2
                                                                             ---------------  --------------  --------------
     Derivative instruments:
          Net (depreciation) appreciation during the period                          (58.5)            1.4             -
          Benefit (provision) for deferred federal income taxes                       20.5            (0.5)            -
                                                                             ---------------  --------------  --------------
     Total derivatives instruments                                                   (38.0)            0.9             -
                                                                             ---------------  --------------  --------------
                                                                                      (6.2)           29.7             6.2
                                                                             ---------------  --------------  --------------
     Minimum pension liability:
          Increase in minimum pension liability                                      (43.8)          (23.9)            -
          Benefit for deferred federal income taxes                                   15.3             8.4             -
                                                                             ---------------  --------------  --------------
                                                                                     (28.5)          (15.5)            -
                                                                             ---------------  --------------  --------------
Other comprehensive (loss) income                                                    (34.7)           14.2             6.2
                                                                             ---------------  --------------  --------------
Comprehensive (loss) income                                                  $      (409.7)   $       50.6    $      132.6
                                                                             ===============  ==============  ==============

(1) Certain 2001 and 2000 balances have been restated due to a change in corporate structure on December 31, 2002 (see Note 2 - Reorganization of AFC Corporate Structure)

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                        2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net (loss) income                                                            $    (375.0)   $       36.4    $      126.4
   Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
      Net realized losses                                                             137.7            86.6            67.8
      (Gain) loss on derivative instruments                                           (40.3)           35.2             -
      Impairment of capitalized technology                                             29.8             -               -
      Net amortization and depreciation                                                18.0            20.3            18.2
      Interest credited to contractholder deposit funds and trust instruments
           supported by funding obligations                                            84.4           126.7           144.7
      Gain from retirement of trust instruments supported by funding obligations     (102.6)            -               -
      Loss from disposal of universal life business                                    31.3             -               -
      Deferred federal income taxes                                                  (215.3)          (13.0)           50.1
      Change in deferred acquisition costs                                            386.7          (171.9)         (215.1)
      Change in premiums and notes receivable, net of reinsurance premiums
           payable                                                                      0.9            26.3            47.7
      Change in accrued investment income                                               7.4            (1.3)            4.2
      Change in policy liabilities and accruals, net                                 (221.7)          417.7           (20.3)
      Change in reinsurance receivable                                                 15.1            35.6            13.7
      Change in expenses and taxes payable                                            189.7           (31.7)          (86.2)
      Other, net                                                                       (3.3)          (42.4)           (6.1)
                                                                                -------------- --------------  --------------
          Net cash (used in) provided by operating activities                         (57.2)          524.5           145.1
                                                                                -------------- --------------  --------------
CASH FLOWS FROM INVESTING ACTIVITIES
       Proceeds from disposals and maturities of available-for-sale fixed
           maturities                                                               3,503.6         1,793.9         1,561.6
       Proceeds from disposals of equity securities                                     0.5            42.0             4.1
       Proceeds from disposals of other investments                                    60.4            38.8            28.9
       Proceeds from mortgages sold, matured or collected                              52.3           309.3           119.2
       Purchase of available-for-sale fixed maturities                             (1,997.6)       (2,994.5)       (2,257.6)
       Purchase of equity securities                                                   (1.4)          (11.1)          (16.2)
       Purchase of other investments                                                  (31.3)          (21.2)         (128.0)
       Capital expenditures                                                           (11.5)          (31.2)          (13.2)
       Payments related to terminated swap agreements                                 (72.0)          (27.4)           (3.8)
       Purchase of company owned life insurance                                         -               -             (64.9)
       Other investing activities, net                                                 16.8             7.0            (9.4)
                                                                                -------------- --------------  --------------
           Net cash provided by (used in) investing activities                      1,519.8          (894.4)         (779.3)
                                                                                -------------- --------------  --------------
CASH FLOWS FROM FINANCING ACTIVITIES
       Deposits to contractholder deposit funds                                       100.0           101.3           848.0
       Withdrawals from contractholder deposit funds                               (1,023.7)         (621.1)         (936.7)
       Deposits to trust instruments supported by funding obligations                 112.0         1,109.5           568.5
       Withdrawals from trust instruments supported by funding obligations           (578.9)         (190.6)            -
       Capital contribution                                                            42.1             -               -
                                                                                -------------- --------------  --------------
           Net cash (used in) provided by financing activities                     (1,348.5)          399.1           479.8
                                                                                -------------- --------------  --------------
Net change in cash and cash equivalents                                               114.1            29.2          (154.4)
Cash and cash equivalents, beginning of period                                        154.1           124.9           279.3
                                                                                -------------- --------------  --------------
Cash and cash equivalents, end of period                                        $     268.2    $      154.1    $      124.9
                                                                                ============== ==============  ==============
SUPPLEMENTAL CASH FLOW INFORMATION
Interest payments                                                               $      (0.7)   $       (0.9)   $       (1.9)
Income taxes refunds                                                            $       9.1    $        7.8    $       12.3

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.   BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As noted below, the consolidated accounts of AFLIAC include the accounts of First Allmerica Financial Life Insurance Company ("FAFLIC") and certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries). In accordance with the change in reporting entity guidance contained in Accounting Principles Board Opinion No. 20, ACCOUNTING CHANGES ("APB Opinion No. 20"), the financial statements of the Company have been restated for all prior periods to show financial information for the new reporting entity for all periods presented (see Note 2 - Reorganization of AFC corporate structure).

Effective December 30, 2002, AFLIAC, previously a Delaware domiciled life insurance company, became a Massachusetts domiciled life insurance company. On December 31, 2002, AFLIAC became a direct subsidiary of AFC as well as the immediate parent of FAFLIC, which remains a Massachusetts domiciled life insurance company. As a result of this transaction, and in consideration of the decision not to write new business, AFLIAC agreed with the Massachusetts Insurance Commissioner to maintain certain surplus levels indefinitely.

The Company's consolidated financial operations include two segments: Allmerica Financial Services ("AFS") and Allmerica Asset Management ("AAM"). Prior to September 30, 2002, the AFS segment manufactured and sold variable annuities, variable universal life and traditional life insurance products, as well as certain group retirement products. On September 27, 2002, the Company announced plans to consider strategic alternatives, including a significant reduction of sales of proprietary variable annuities and life insurance products. This resulted from the cumulative effect of the significant, persistent decline in the equity market, culminating in the third quarter of 2002, that followed the decline in the second quarter, as well as the ratings downgrades. Subsequently, the Company ceased all new sales of proprietary variable annuities and life insurance products. In the future, the AFS business will consist of two components. First, the Company plans to transform its former Agency distribution channel into an independent broker/dealer, VeraVest Investments, Inc., formerly "Allmerica Investments, Inc." ("VeraVest"), to distribute non-proprietary investment and insurance products. The Company has entered into agreements with leading investment product and insurance providers and is seeking additional alliances whereby these providers would compensate the Company for non-proprietary product sales by VeraVest's registered representatives. Second, the Company plans to retain and service existing customer accounts. These include variable annuity and variable universal life accounts, as well as certain remaining traditional life and group retirement accounts, which were issued by its life insurance subsidiaries, AFLIAC and FAFLIC. However, the Company expects that the persistency of its existing customer policies and contracts will be substantially less than its historical experience.

Through its AAM segment, prior to September 2002, FAFLIC offered Guaranteed Investment Contracts ("GICs"). GICs, also referred to as funding agreements, are investment contracts, which can contain either short-term or long-term maturities and are issued to institutional buyers or to various business or charitable trusts. Declining financial strength ratings from various rating agencies during 2002 resulted in GIC contractholders terminating all remaining short-term funding agreements and made it impractical to continue selling new long-term funding agreements. Furthermore, the Company retired certain long-term funding agreements, at discounts, during the fourth quarter of 2002.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.   CLOSED BLOCK

FAFLIC established and began operating a closed block (the "Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Commonwealth of Massachusetts Insurance Commissioner consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and cash flow generated by the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, cumulative actual Closed Block income in excess of the expected income would not inure to the shareholders and would be recorded as an additional liability for policyholder dividend obligations. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividend scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C.   VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Fixed maturities and equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholders' equity. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary decline in value of a specific investment is deemed to have occurred, the Company reduces the cost basis of the investment to fair value. This reduction is permanent and is recognized as a realized investment loss. Changes in the reserves for mortgage loans are included in realized investment gains or losses.

D.   FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts, option contracts and interest rate futures contracts. These instruments involve credit risk and are also subject to risk of loss due to interest rate and foreign currency fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

E.   DERIVATIVES AND HEDGING ACTIVITIES

All derivatives are recognized on the balance sheet at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair value" hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge); or (4) "held for trading". Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a fair value hedge, along with the gain or loss on the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings. Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a cash flow hedge are recorded in other comprehensive income, until earnings are affected by the variability of cash flows (i.e. when periodic settlements on a variable-rate asset or liability are recorded in earnings). Changes in the fair value of derivatives that are highly effective and that are designated and qualify as foreign currency hedges are recorded in either current period earnings or other comprehensive income, depending on whether the hedge transaction is a fair value hedge or a cash flow hedge. Lastly, changes in the fair value of derivative trading instruments are reported in current period earnings.

The Company may hold financial instruments that contain "embedded" derivative instruments. The Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument, or host contract, and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and designated as a fair value, cash flow, or foreign currency hedge, or as a trading derivative instrument.

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively, as discussed below.

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, including forecasted transactions; (2) the derivative expires or is sold, terminated, or exercised;
(3) the derivative is no longer designated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value.

When hedge accounting is discontinued because the derivative used in a cash flow hedge expires or is sold, terminated, or exercised, the gain or loss on the derivative will continue to be deferred in accumulated other comprehensive income and reclassified to earnings when the hedged forecasted transaction affects earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in earnings. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period earnings.

F.   CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

G.   REINSURANCE RECEIVABLE

The Company shares certain insurance risks it has underwritten through the use of reinsurance contracts with various insurance entities. Reinsurance accounting is followed for ceded transactions when the risk transfer provision of Statement of Financial Accounting Standards No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS, have been met. As a result, when the Company experiences loss or claims events, or unfavorable mortality or morbidity experience that are subjected to a reinsurance contract, reinsurance recoveries are recorded. The amount of the reinsurance recoverable can vary based on the terms of the reinsurance contract, the size of the individual loss or claim, or the aggregate amount of all losses or claims in a particular line, book of business or an aggregate amount associated with a particular accident year. The valuation of losses or claims recoverable depends on whether the underlying loss or claim is a reported loss or claim, an incurred but not reported loss or a future policy benefit. For reported losses and claims, the Company values reinsurance recoverables at the time the underlying loss or claim is recognized, in accordance with contract terms. For incurred but not reported losses and future policy benefits, the Company estimates the amount of reinsurance recoverable based on the terms of the reinsurance contract and historical reinsurance recovery information and applies that information to the gross loss reserve and future policy benefit estimates. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is disclosed separately in the financial statements. However, the ultimate amount of the reinsurance recoverable is not known until all losses and claims are settled.

H.   DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to variable annuities and contractholder deposit funds that were deferred in 2002 and prior, are amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products which were deferred in 2002 and prior are amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each life and group life and health product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although recoverability of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be recovered. The amount of deferred policy acquisition costs considered recoverable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced or permanently impaired as a result of the disposition of a line of business. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

I.   PROPERTY, EQUIPMENT AND CAPITALIZED SOFTWARE

Property, equipment, leasehold improvements and capitalized software are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. The estimated useful life for capitalized software is generally 5 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

The Company tests for the recoverability of long-lived assets whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. The Company recognizes impairment losses only to the extent that the carrying amounts of long-lived assets exceed the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the assets. When an impairment loss has been deemed to have occurred, the Company reduces the carrying value of the asset to the fair value. Fair values are estimated using discounted cash flow analysis.

J.   GOODWILL

In accordance with the provisions of Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS ("Statement No. 142"), the Company ceased amortizing its goodwill beginning in 2002 and carries it at the January 1, 2002 amortized cost balance, net of impairments. The Company tests for the recoverability of goodwill annually or whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. The Company recognizes impairment losses only to the extent that the carrying amount of reporting units with goodwill exceed the fair value. The amount of the impairment loss that is recognized is determined based upon the excess of the carrying value of goodwill compared to the implied fair value of the goodwill, as determined with respect to all assets and liabilities of the reporting unit.

K.   SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders and certain pension funds. Assets consist principally of mutual funds, bonds, common stocks and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholders' equity or net investment income.

L.   POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6.0% for life insurance and 2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for guaranteed minimum fund values in excess of contract values.

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on property and casualty and health insurance contracts for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts, deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

Trust instruments supported by funding obligations consist of deposits received from customers, investment earnings on their fund balance and the effect of changes in foreign currencies related to these deposits.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

M.   PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims for guaranteed minimum fund values in excess of contract values, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

N.   FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or a non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

The Board of Directors has delegated to AFC management the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. Prior to 2001, the federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis. During 2001, a new Consolidated Income Tax Agreement was entered into effective for the tax year ending December 31, 2001. Based on the new Agreement, the income tax liability is calculated on a separate return basis, except that benefits arising from tax attributes are allocated to those members producing the attributes to the extent they are utilized by the consolidated group.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("Statement No. 109"). These differences result primarily from policy acquisition expenses, policy reserves, tax credit carryforwards, net operating loss carryforwards and employee benefit expenses.

O.   NEW ACCOUNTING PRONOUNCEMENTS

In January 2003, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES - AN INTERPRETATION OF ARB NO. 51 ("FIN 46"). FIN 46 provides guidance regarding the application of Accounting Research Bulletin No. 51, CONSOLIDATED FINANCIAL STATEMENTS, specifically as it relates to the identification of entities for which control is achieved through a means other than voting rights ("variable interest entities") and the determination of which party is responsible for consolidating the variable interest entities (the "primary beneficiary"). In addition to mandating that the primary beneficiary consolidate the variable interest entity, FIN 46 also requires disclosures by companies that hold a significant variable interest, even if they are not the primary beneficiary. Certain financial statement disclosures are applicable immediately for those entities for which it is reasonably possible that the enterprise will consolidate any variable interest entities. This interpretation also applies immediately to variable interest entities created after January 31, 2003, and to variable interest entities in which an enterprise obtains an interest after that date. For those variable interest entities in which an enterprise holds a variable interest that it acquired before February 1, 2003, the provisions of this interpretation shall be applied no later than the first reporting period after June 15, 2003. The Company is currently assessing the effect that adoption of FIN 46 will have on its financial position and results of operations.

In November 2002, the FASB issued Interpretation No. 45, GUARANTOR'S ACCOUNTING AND DISCLOSURE REQUIREMENTS FOR GUARANTEES, INCLUDING INDIRECT GUARANTEES OF INDEBTEDNESS OF OTHERS - AN INTERPRETATION OF FASB STATEMENTS NO. 5, 57, AND 107 AND RESCISSION OF FASB INTERPRETATION NO. 34 ("FIN 45"). FIN 45 provides guidance regarding financial statement disclosure requirements for guarantors related to obligations under guarantees. FIN 45 also clarifies the requirements related to the recognition of a liability by the guarantor, at the inception of a guarantee, for these obligations under guarantees. This interpretation also incorporates, without change, the guidance in FASB Interpretation No. 34, DISCLOSURE OF INDIRECT GUARANTEES OF INDEBTEDNESS OF OTHERS, which is being superceded. The initial recognition and measurement provisions of this interpretation are required to be applied only on a prospective basis to guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of reporting periods ending after December 15, 2002. The adoption of FIN 45 did not have a material effect on the Company's financial position or results of operations.

In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES ("Statement No. 146"). This statement requires that a liability for costs associated with an exit or disposal activity is recognized and measured initially at its fair value in the period the liability is incurred. This statement supersedes Emerging Issues Task Force Issue No. 94-3, LIABILITY RECOGNITION FOR CERTAIN EMPLOYEE TERMINATION BENEFITS AND OTHER COSTS TO EXIT AN ACTIVITY (INCLUDING CERTAIN COSTS INCURRED IN A RESTRUCTURING). Additionally, the statement requires financial statement disclosures about the description of the exit or disposal activity, including for each major type of cost, the total amount expected to be incurred and a reconciliation of the beginning and ending liability balances. The provisions of this statement are effective for all exit and disposal activities initiated after December 31, 2002. The adoption of Statement No. 146 is not expected to have a material effect on the Company's financial statements.

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144, ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS ("Statement No. 144"). This statement addresses significant issues relating to the implementation of Statement of Financial Accounting Standards No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF ("Statement No. 121"), by developing a single accounting model, based on the framework established in Statement No. 121, for long-lived assets to be disposed of by sale, whether previously held and used or newly acquired. In addition, Statement No. 144 supersedes the accounting and reporting provisions of Accounting Principles Board Opinion No. 30 ("APB No. 30"), REPORTING THE RESULTS OF OPERATIONS - REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS, for the disposal of a segment of a business and amends Accounting Research Bulletin No. 51, CONSOLIDATED FINANCIAL STATEMENTS, to eliminate the exception to consolidation for a subsidiary for which control is likely to be temporary. The provisions of this statement are effective for fiscal years beginning after December 15, 2001. The adoption of Statement No. 144 did not have a material effect on the Company's financial statements.

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 142 which requires that goodwill and intangible assets that have indefinite useful lives no longer be amortized over their useful lives, but instead be tested at least annually for impairment. Intangible assets that have finite useful lives will continue to be amortized over their useful lives. In addition, the statement provides specific guidance for testing the impairment of intangible assets. Additional financial statement disclosures about goodwill and other intangible assets, including changes in the carrying amount of goodwill, carrying amounts by classification of amortized and non-amortized assets, and estimated amortization expenses for the next five years, are also required. This statement became effective for fiscal years beginning after December 15, 2001 for all goodwill and other intangible assets held at the date of adoption. The Company adopted Statement No. 142 on January 1, 2002. In accordance with the transition provisions of this statement, the Company recorded a $1.6 million charge, net-of-taxes, in earnings, to recognize the impairment of goodwill related to two of its non-insurance subsidiaries. The Company utilized a discounted cash flow model to value these subsidiaries.

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 141, BUSINESS COMBINATIONS ("Statement No. 141"), which requires that all business combinations initiated after June 30, 2001 be accounted for using the purchase method of accounting. It further specifies the criteria that intangible assets must meet in order to be recognized and reported apart from goodwill. The implementation of Statement No. 141 is not expected to have a material effect on the Company's financial statements.

In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on the type of hedge transaction. For fair value hedge transactions in which the Company is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instruments will generally be offset in the income statement by changes in the hedged item's fair value. For cash flow hedge transactions, in which the Company is hedging the variability of cash flows related to a variable rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified into earnings in the periods in which earnings are impacted by the variability of the cash flows of the hedged item. To the extent any hedges are determined to be ineffective, all or a portion of the change in value of the derivative will be recognized currently in earnings. This statement was effective for fiscal years beginning after June 15, 2000. The Company adopted Statement No. 133 on January 1, 2001. In accordance with the transition provisions of the statement, the Company recorded a $3.2 million charge, net of taxes, in earnings to recognize all derivative instruments at their fair values. This adjustment represents net losses that were previously deferred in other comprehensive income on derivative instruments that do not qualify for hedge accounting. The Company recorded an offsetting gain in other comprehensive income of $3.3 million, net of taxes, to recognize these derivative instruments.

P.   RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.   REORGANIZATION OF AFC CORPORATE STRUCTURE

On December 30, 2002, AFLIAC, previously a Delaware domiciled life insurance company, became a Massachusetts domiciled life insurance company. On December 31, 2002, AFLIAC became a direct subsidiary of AFC, as well as the immediate parent of FAFLIC. Under the previous internal ownership structure, FAFLIC was the immediate parent of AFLIAC and a direct subsidiary of AFC. This transaction was recorded at cost.

In accordance with the change in reporting entity guidance contained within APB Opinion No. 20, the financial statements of the Company have been restated for all prior periods to show financial information for the new reporting entity for all periods presented.

A reconciliation of revenues and net income as previously reported and as restated are as follows:

DECEMBER 31,
(IN MILLIONS)                                             2001         2000
-----------------------------------------------------------------------------
Revenues:
       As previously reported                           $  597.3     $  595.5
       Effect of change in reporting entity                276.0        332.5
                                                        ---------------------
           As restated                                    873.3        928.0
                                                        ---------------------
Net Income:
       As previously reported                               73.9        119.5
       Effect of change in reporting entity                (37.5)         6.9
                                                        ---------------------
              As restated                               $   36.4     $  126.4
                                                        ---------------------

3.   DISCONTINUED OPERATIONS

During 1999, the Company approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During 1998, the Company ceased writing new premiums in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment, including its reinsurance pool business, have been reported in accordance with Accounting Principles Board Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS - REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS ("APB Opinion No. 30"). In 1999, the Company recorded a $30.5 million loss, net of taxes, on the disposal of this segment, consisting of after-tax losses from the run-off of the group life and health business of approximately $46.9 million, partially offset by net proceeds from the sale of the EBS business of approximately $16.4 million. Subsequent to the measurement date of June 30, 1999, approximately $7.4 million of the aforementioned $46.9 million loss has been generated from the operations of the discontinued business.

In March of 2000, the Company transferred its EBS business to Great-West Life and Annuity Insurance Company of Denver. As a result of this transaction, the Company has received consideration of approximately $27 million, based on renewal rights for existing policies. The Company retained policy liabilities estimated at $69.6 million at December 31, 2002 related to this business.

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At December 31, 2002 and 2001, the discontinued segment had assets of approximately $290.4 million and $397.6 million, respectively, consisting primarily of invested assets and reinsurance recoverables, and liabilities of approximately $347.5 million and $369.3 million, respectively, consisting primarily of policy liabilities. Revenues for the discontinued operations were $23.3 million, $34.4 million and $207.7 million for the years ended December 31, 2002, 2001 and 2000, respectively.

4.   SIGNIFICANT TRANSACTIONS

Effective December 31, 2002, the Company effectively sold, through a 100% coinsurance agreement, substantially all of its fixed universal life insurance business. Under the agreement, the Company ceded approximately $660 million of universal life insurance reserves in exchange for the transfer of approximately $550 million of investment assets with an amortized cost of approximately $525 million, subject to certain post-closing adjustments. At December 31, 2002, the Company recorded a pre-tax loss from this transaction of $31.3 million. This loss consisted primarily of the aforementioned ceded reserves, asset transfers, a permanent impairment of the universal life deferred acquisition cost ("DAC") asset of $155.9 million and administrative expenses of approximately $10 million. This loss is reflected as a separate line item in the Consolidated Statements of Income. During 2003, approximately $550 million of investment assets will be used for the settlement of the net payable associated with this transaction.

In the fourth quarter of 2002, the Company retired $548.9 million of its long-term funding agreement obligations at discounts. This resulted in a pre-tax gain of $102.6 million, which is reported as gain from retirement of trust instruments supported by funding obligations in the Consolidated Statements of Income. Certain amounts related to the termination of derivative instruments used to hedge the retired funding agreements were reported in separate line items in the Consolidated Statements of Income. The net foreign currency transaction loss on the retired foreign-denominated funding agreements, which was partially offset by foreign exchange gains on derivative instruments used to hedge the retired funding agreements, of $12.2 million was recorded as other income in the Consolidated Statements of Income. The net market value loss on the early termination of derivative instruments used to hedge the retired funding agreements of $14.1 million was recorded as net realized investment losses in the Consolidated Statements of Income.

In the fourth quarter of 2002, the Company recognized a pre-tax charge of $15.0 million related to the restructuring of its AFS segment (see Note 14 for a description of the Company's operating segments). Approximately $11.7 million of this charge relates to severance and other employee and agent related costs resulting from the elimination of approximately 475 positions, of which 366 employees have been terminated as of December 31, 2002 and 63 vacant positions have been eliminated. All levels of employees, from staff to senior management, were affected by the restructuring. Additionally the Company terminated all life insurance and annuity agent contracts effective December 31, 2002. In addition, approximately $3.3 million of this charge relates to other restructuring costs, consisting of lease and contract cancellations and the present value of idle leased space. As of December 31, 2002, the Company has made payments of approximately $4.7 million related to this restructuring plan, of which approximately $4.3 million relates to severance and other employee related costs.

During 2000, the Company adopted a formal company-wide restructuring plan. This plan was the result of a corporate initiative that began in the fall of 1999, intended to reduce expenses and enhance revenues. This plan consisted of various initiatives including a series of internal reorganizations, consolidations in home office operations, consolidations in field offices, changes in distribution channels and product changes. As a result of the Company's restructuring plan, it recognized a pre-tax charge of $11.0 million during 2000. Approximately $1.9 million of this charge relates to severance and other employee related costs resulting from the elimination of approximately 360 positions, of which 240 employees have been terminated as of December 31, 2001 and 120 vacant positions have been eliminated. All levels of employees, from staff to senior management, were affected by the restructuring. In addition, approximately $9.1 million of this charge relates to other restructuring costs, consisting of one-time project costs, lease cancellations and the present value of idle leased space. In 2002, the Company recognized a pre-tax benefit of $0.1 million related to this restructuring. As of December 31, 2002, the Company has made payments of approximately $10.9 million related to this restructuring plan, of which approximately $1.9 million relates to severance and other employee related costs. This plan has been implemented.

5.   INVESTMENTS

A.   FIXED MATURITIES AND EQUITY SECURITIES

The Company accounts for its investments in fixed maturities and equity securities, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                                     GROSS        GROSS
DECEMBER 31,                                         AMORTIZED     UNREALIZED   UNREALIZED      FAIR
(IN MILLIONS)                                        COST (1)        GAINS        LOSSES       VALUE
-------------------------------------------------------------------------------------------------------
2002
U.S. Treasury securities and U.S. government and
agency securities                                  $     296.7    $    11.4     $      -     $    308.1
States and political subdivisions                          3.5          0.1            -            3.6
Foreign governments                                       10.1          0.6            0.1         10.6
Corporate fixed maturities                             3,305.6        196.5           75.7      3,426.4
Mortgage-backed securities                               887.9         48.6            0.1        936.4
                                                   ----------------------------------------------------
Total fixed maturities                             $   4,503.8    $   257.2     $     75.9   $  4,685.1
                                                   ----------------------------------------------------
Equity securities                                  $      33.8    $     2.5     $      0.3   $     36.0
                                                   ----------------------------------------------------
                                                                     GROSS        GROSS
DECEMBER 31,                                         AMORTIZED     UNREALIZED   UNREALIZED      FAIR
(IN MILLIONS)                                        COST (1)        GAINS        LOSSES       VALUE
-------------------------------------------------------------------------------------------------------
2001
U.S. Treasury securities and U.S. government and
agency securities                                  $     145.9    $     3.0     $      2.4   $    146.5
States and political subdivisions                          2.9          0.2            -            3.1
Foreign governments                                       23.1          1.6            0.2         24.5
Corporate fixed maturities                             4,930.5        163.0           85.8      5,007.7
Mortgage-backed securities                               853.1         25.6            3.4        875.3
                                                   ----------------------------------------------------
Total fixed maturities                             $   5,955.5    $   193.4     $     91.8   $  6,057.1
                                                   ----------------------------------------------------
Equity securities                                  $        44.2  $       1.7   $      8.8   $     37.1
                                                   ----------------------------------------------------

(1)  AMORTIZED COST FOR FIXED MATURITIES AND COST FOR EQUITY SECURITIES.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance in 1994 to maintain, through a custodial account in New York, a security deposit, the market value of which will equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 2002 the amortized cost and market value of these assets on deposit in New York were $180.1 million and $189.9 million, respectively. At December 31, 2001, the amortized cost and market value of these assets on deposit were $180.0 million and $182.9 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $36.9 million and $37.4 million were on deposit with various state and governmental authorities at December 31, 2002 and 2001, respectively. Market values related to these securities were $39.6 million and $39.0 million at December 31, 2002 and 2001, respectively.

At December 31, 2002, there were contractual investment commitments of $9.3 million.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                      2002
                                             -----------------------
DECEMBER 31,                                  AMORTIZED      FAIR
(IN MILLIONS)                                   COST         VALUE
--------------------------------------------------------------------
Due in one year or less                      $    223.8    $   224.4
Due after one year through five years           1,787.4      1,867.0
Due after five years through ten years          1,387.5      1,453.6
Due after ten years                             1,105.1      1,140.1
                                             -----------------------
Total                                        $  4,503.8    $ 4,685.1
                                             -----------------------

B.   MORTGAGE LOANS AND REAL ESTATE

The Company's mortgage loans are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally do not exceed 75% of the property's value at the time of origination. No mortgage loans were originated during 2002 and 2001. The carrying values of mortgage loans, net of applicable reserves, were $175.1 million and $226.6 million at December 31, 2002 and 2001, respectively. Reserves for mortgage loans were $1.9 million and $2.7 million at December 31, 2002 and 2001, respectively. During 2001, the Company received proceeds of $293.1 million as a result of the sale of $278.5 million of its mortgage loan portfolio.

There was no real estate held at December 31, 2002 in the Company's investment portfolio. At December 31, 2001, the Company held one real estate investment with a carrying value of $1.9 million which was acquired through the foreclosure of a mortgage loan. This investment represented the one non-cash investing activity in 2001. There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans in 2002 and 2000.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2002.

Mortgage loan investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                 2002        2001
-----------------------------------------------------------------
Property type:
        Office building                      $   95.1    $  120.7
        Retail                                   40.4        56.9
        Industrial / warehouse                   34.1        39.5
        Residential                               6.9        11.5
        Other                                     0.5         0.7
        Valuation allowances                     (1.9)       (2.7)
                                             --------------------
Total                                        $  175.1    $  226.6
                                             --------------------

DECEMBER 31,
(IN MILLIONS)                                   2002        2001
------------------------------------------------------------------
Geographic region:
        New England                          $    40.6   $    46.0
        South Atlantic                            39.7        64.6
        Pacific                                   28.4        33.2
        East North Central                        25.9        27.1
        West South Central                        18.6        33.3
        Other                                     13.9        14.7
        Middle Atlantic                            9.9        10.4
        Valuation allowances                      (1.9)       (2.7)
                                             ---------------------
Total                                        $   175.1   $   226.6
                                             ---------------------

At December 31, 2002, scheduled mortgage loan maturities were as follows: 2003 - $20.3 million; 2004 - $49.1 million; 2005 - $5.5 million; 2006 - $24.8 million;
2007 - $6.8 million and $68.6 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2002, the Company did not refinance any mortgage loans based on terms which differed from current market rates.

Mortgage loans investment valuation allowances of $1.9 million and $2.7 million at December 31, 2002 and 2001, respectively, have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets. There were no impaired loans or related reserves as of December 31, 2002 and 2001. Those mortgage loans that were impaired during a portion of 2001 had an average carrying value of $2.2 million as of December 31, 2001. Related interest income while such loans were impaired was $1.4 million in 2000. There was no interest income received in 2002 and 2001 related to impaired loans.

C.   DERIVATIVE INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate or foreign currency volatility. The operations of the Company are subject to risk resulting from interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and the amount of interest-bearing liabilities that are paid, withdrawn, mature or re-price in specified periods. The principal objective of the Company's asset/liability management activities is to provide maximum levels of net investment income while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. The Company has developed an asset/liability management approach tailored to specific insurance or investment product objectives. The investment assets of the Company are managed in over 20 portfolio segments consistent with specific products or groups of products having similar liability characteristics. As part of this approach, management develops investment guidelines for each portfolio consistent with the return objectives, risk tolerance, liquidity, time horizon, tax and regulatory requirements of the related product or business segment. Management has a general policy of diversifying investments both within and across all portfolios. The Company monitors the credit quality of its investments and its exposure to individual markets, borrowers, industries, and sectors.

The Company uses derivative financial instruments, primarily interest rate swaps and futures contracts, with indices that correlate to balance sheet instruments to modify its indicated net interest sensitivity to levels deemed to be appropriate. Specifically, for floating rate funding agreements that are matched with fixed rate securities, the Company manages the risk of cash flow variability by hedging with interest rate swap contracts designed to pay fixed and receive floating interest. Under interest rate swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. Additionally, the Company uses exchange traded financial futures contracts to hedge against interest rate risk on the reinvestment of fixed maturities. The Company is exposed to interest rate risk on fixed maturity reinvestments from the time of maturity until the purchase of new fixed maturities. Prior to September 2002, the Company used exchange traded futures contracts to hedge against interest rate risk on anticipated sales of guaranteed investment contracts ("GIC") and other funding agreements. The Company was exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. The Company only trades derivative instruments with nationally recognized brokers, which the Company believes have adequate capital to ensure that there is minimal risk of default.

As a result of the Company's issuance of trust instruments supported by funding obligations denominated in foreign currencies, as well as the Company's investment in securities denominated in foreign currencies, the Company's operating results are exposed to changes in exchange rates between the U.S. dollar and the Swiss Franc, Japanese Yen, British Pound and Euro. From time to time, the Company may also have exposure to other foreign currencies. To mitigate the short-term effect of changes in currency exchange rates, the Company regularly enters into foreign exchange swap, futures and options contracts to hedge its net foreign currency exposure. Additionally, the Company enters into compound currency/interest rate swap contracts to hedge foreign currency and interest rate exposure on specific trust instruments supported by funding obligations.

By using derivative instruments, the Company is exposed to credit risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain (including any accrued receivable) in a derivative. The Company regularly assesses the financial strength of its counterparties and generally enters into derivative instruments with counterparties rated "A" or better by nationally recognized rating agencies. Depending on the nature of the derivative transaction, the Company maintains bilateral Collateral Standardized Arrangements ("CSA") with each counterparty. In general, the CSA sets a minimum threshold of exposure that must be collateralized, although thresholds may vary by CSA. At December 31, 2002 and 2001, respectively, collateral of $23.7 million and $69.7 million, in the form of cash, bonds and US Treasury notes were held by our counterparties related to these agreements.

The Company's derivative activities are monitored by management, who review portfolio activities and risk levels. Management also oversees all derivative transactions to ensure that the types of transactions entered into and the results obtained from those transactions are consistent with the Company's risk management strategy and with Company policies and procedures.

D.   FAIR VALUE HEDGES

The Company enters into compound foreign currency/interest rate swaps to convert its foreign denominated fixed rate trust instruments supported by funding obligations to U.S. dollar floating rate instruments. For the years ended December 31, 2002 and 2001, the Company recognized net gains of $0.3 million, reported in (gains) losses on derivative instruments in the Consolidated Statements of Income, which represented the ineffective portion of all fair value hedges. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

E.   CASH FLOW HEDGES

The Company enters into various types of interest rate swap contracts to hedge exposure to interest rate fluctuations. Specifically, for floating rate funding agreement liabilities that are matched with fixed rate securities, the Company manages the risk of cash flow variability by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. The Company also purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations associated with the reinvestment of fixed maturities. The Company is exposed to interest rate risk on reinvestments of fixed maturities from the time of maturity until the purchase of new fixed maturities. The Company uses U.S. Treasury Note futures to hedge this risk. Additionally, prior to September 2002, the Company used exchange traded futures contracts to hedge against interest rate fluctuations associated with the sale of GICs and other funding agreements. The Company was exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability.

The Company also enters into foreign currency forward contracts to hedge foreign currency exposure on specific fixed income securities. Additionally, the Company enters into compound foreign currency/interest rate swap contracts to hedge foreign currency and interest rate exposure, and foreign exchange futures and options contracts to hedge foreign currency exposure on specific trust instruments supported by funding obligations. Under the swap contracts, the Company agrees to exchange interest and principal related to trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S. dollars translated at a specific currency exchange rate. Under the foreign exchange forward, futures and options contracts, the Company has the right to purchase the hedged currency at a fixed strike price in U.S. dollars.

For the years ended December 31, 2002 and 2001, respectively, the Company recognized a net gain of $65.1 million and a net loss of $35.5 million, representing the total ineffectiveness of all cash flow hedges. The net gain reflects total ineffectiveness in 2002, of which $40.0 million related to ineffective swap contracts and was reported in (gains) losses on derivative instruments in the Consolidated Statements of Income, and $25.1 million related to ineffective futures and options contracts which was reported in other income in the Consolidated Statements of Income. The 2001 net loss of $35.5 million, representing total ineffectiveness on all cash flow hedges, was reported in (gains) losses on derivative instruments in the Consolidated Statements of Income. The Company did not hold any ineffective futures or options contracts during 2001. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

The net loss in 2001 included a total loss of $35.8 million, related to ineffective hedges of floating rate funding agreements with put features allowing the policyholder to cancel the contract prior to maturity. During the fourth quarter of 2001, the Company reviewed the trend in put activity since inception of the funding agreement business in order to determine the ongoing effectiveness of the hedging relationship. Based upon the historical trend in put activity, as well as management's uncertainty about possible future events, the Company determined that it was probable that some of the future variable cash flows of the funding agreements would not occur, and therefore the hedges were ineffective. The Company analyzed the future payments under each outstanding funding agreement, and determined the amount of payments that were probable of occurring versus those that were probable of not occurring. The total accumulated losses deferred in other comprehensive income related to the payments that were probable of not occurring, which totaled $35.8 million, was reclassified to earnings during the fourth quarter of 2001 and reflected in (gains) losses on derivative instruments in the Consolidated Statements of Income. During 2002, all of the Company's floating rate funding agreements with put features were terminated; therefore, the total accumulated losses of $35.8 million were reclassified from (gains) losses on derivative instruments to net realized investment losses in the Consolidated Statements of Income.

As of December 31, 2002, $5.9 million of the deferred net gains on derivative instruments accumulated in other comprehensive income could be recognized in earnings during the next twelve months depending on the forward interest rate and currency rate environment. Transactions and events that (1) are expected to occur over the next twelve months and (2) will necessitate reclassifying to earnings these derivatives gains (losses) include (a) the re-pricing of variable rate trust instruments supported by funding obligations, (b) the interest payments (receipts) on foreign denominated trust instruments supported by funding obligations and foreign securities, (c) the possible repurchase of other funding agreements, and (d) the anticipated reinvestment of fixed maturities. The maximum term over which the Company is hedging its exposure to the variability of future cash flows, for all forecasted transactions, excluding interest payments on variable-rate funding agreements, is 12 months.

F.   TRADING ACTIVITIES

The Company entered into insurance portfolio-linked, credit default, and other swap contracts for investment purposes. These products were not linked to specific assets and liabilities on the balance sheet or to a forecasted transaction, and therefore did not qualify for hedge accounting. Under the insurance portfolio-linked swap contracts, the Company agreed to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. Under the terms of the credit default swap contracts, the Company assumed the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company would have paid the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions was the default risk of the underlying companies. Under the other swap contract entered into for investment purposes, the Company agreed to exchange the difference between fixed and floating interest amounts calculated on an agreed upon notional principal amount.

As of December 31, 2001, the Company no longer held insurance or credit default swap contracts, although final payment related to the insurance portfolio-linked swap contract was recorded in 2002, in accordance with contract terms. Net realized investment gains related to insurance portfolio-linked contracts were $2.1 million in 2002, while net realized investment losses related to these contracts were $4.3 million and $0.7 million for the years ended December 31, 2001 and 2000, respectively.

The stated annual premium under credit default swap contracts was recognized in net investment income. There were no net increases to investment income related to credit default swap contracts for the years ended December 31, 2002 and 2001; however, there was a net increase of $0.2 million for the year ended December 31, 2000.

As of December 31, 2002 the Company no longer held any other swap contracts for investment purposes. The fair value of the other swap contract held for investment purposes was $(2.1) million at December 31, 2001. The net decrease in net investment income related to this contract was $0.4 million, $0.7 million and $0.1 million for the years ended December 31, 2002, 2001 and 2000, respectively.

G.   VARIABLE INTEREST ENTITY

The Company holds an investment in the Allmerica CBO I, Ltd., which was formed in 1998 as a collateralized bond obligation, to issue secured notes to various investors and use the proceeds to purchase high yield fixed income securities. The note holders own beneficial interests in the cash flows of the high yield securities. The interests are classified based upon priority of payments, and consist of the following par values as of December 31:

DECEMBER 31,
(IN MILLIONS)                                            2002        2001
---------------------------------------------------------------------------
Floating rate secured notes                            $  241.6    $  249.4
Second priority senior notes                               65.3        60.7
Senior subordinated notes                                  32.9        32.9
Junior subordinated notes                                  21.9        21.9
                                                       --------------------
Total Allmerica CBO capital                            $  361.7    $  364.9
                                                       --------------------

At both December 31, 2002 and 2001, the Company owned a $36.9 million par value investment in the Allmerica CBO I, Ltd., consisting of $30.9 million of Senior Subordinated Notes and $6.0 million of Junior Subordinated Notes. The Company's investment in Allmerica CBO I, Ltd. was considered to be other-than-temporarily impaired and therefore completely written off during 2001. Through the Company's ownership of the Junior Subordinated Notes, it is entitled to 27.4% of the residual value, if any, of the CBO. The Company has no remaining exposure to loss because its investment in the non-recourse notes has already been completely written off.

H.   UNREALIZED GAINS AND LOSSES

Unrealized gains and losses on available-for-sale, other securities, and derivative instruments are summarized as follows:

                                                                                        EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                        FIXED         SECURITIES
(IN MILLIONS)                                                        MATURITIES    AND OTHER (1,2)       TOTAL
----------------------------------------------------------------------------------------------------------------
2002
Net appreciation (depreciation), beginning of year                    $    21.3       $    (0.3)       $    21.0
                                                                      ------------------------------------------
       Net appreciation on available-for-sale
          securities and derivative instruments                            19.7            10.0             29.7
       Net depreciation from the effect on deferred
          policy acquisition costs and on policy liabilities              (39.3)            -              (39.3)
       Benefit (provision) for deferred federal income taxes                6.9            (3.5)             3.4
                                                                      ------------------------------------------
                                                                          (12.7)            6.5             (6.2)
                                                                      ------------------------------------------
Net appreciation, end of year                                         $     8.6       $     6.2        $    14.8
                                                                      ------------------------------------------
2001
Net (depreciation) appreciation, beginning of year                     $  (22.1)      $    13.4        $    (8.7)
                                                                      ------------------------------------------
       Net appreciation (depreciation)  on available-for-sale
          securities and derivative instruments                            86.5           (21.1)            65.4
       Net depreciation from the effect on deferred
          policy acquisition costs and on policy liabilities              (19.7)            -              (19.7)
       (Provision) benefit for deferred federal income taxes              (23.4)            7.4            (16.0)
                                                                      ------------------------------------------
                                                                           43.4           (13.7)            29.7
                                                                      ------------------------------------------
Net appreciation (depreciation), end of year                          $    21.3       $    (0.3)       $    21.0
                                                                      ------------------------------------------

                                                                                        EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                        FIXED         SECURITIES
(IN MILLIONS)                                                        MATURITIES    AND OTHER (1,2)       TOTAL
----------------------------------------------------------------------------------------------------------------
2000
Net (depreciation) appreciation, beginning of year                     $  (30.4)      $    15.5         $  (14.9)
                                                                      ------------------------------------------
       Net appreciation (depreciation) on available-for-sale
          securities                                                       48.9            (3.2)            45.7
       Net depreciation from the effect on deferred
          policy acquisition costs and on policy liabilities              (36.1)            -              (36.1)
       (Provision) benefit for deferred federal income taxes               (4.5)            1.1             (3.4)
                                                                      ------------------------------------------
                                                                            8.3            (2.1)             6.2
                                                                      ------------------------------------------
Net (depreciation) appreciation, end of year                           $  (22.1)      $    13.4         $   (8.7)
                                                                      ------------------------------------------

(1) INCLUDES NET DEPRECIATION ON DERIVATIVE INSTRUMENTS OF $58.5 MILLION AND NET APPRECIATION ON DERIVATIVE INSTRUMENTS OF $1.4 MILLION IN 2002 AND 2001, RESPECTIVELY

(2) INCLUDES NET APPRECIATION ON OTHER INVESTMENTS OF $0.4 MILLION, $0.5 MILLION, AND $1.5 MILLION IN 2002, 2001 AND 2000, RESPECTIVELY.

I.   OTHER

At December 31, 2002, the Company had no concentration of investments in a single investee exceeding 10% of shareholder's equity except for investments with Federal National Mortgage Association and Federal Home Loan Mortgage Corporation with carrying values of $246.5 million and $154.0 million, respectively. At December 31, 2001, the Company had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

6.   INVESTMENT INCOME AND GAINS AND LOSSES

A.   NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                    2002        2001        2000
-------------------------------------------------------------------------------
Fixed maturities                                $ 364.0     $ 389.7     $ 339.8
Mortgage loans                                     16.4        42.0        52.1
Equity securities                                   0.9         1.4         1.1
Policy loans                                       24.8        27.1        26.1
Derivatives                                       (37.7)      (48.0)       (5.6)
Other long-term investments                        19.6        20.8        11.3
Short-term investments                              6.3        12.4         8.1
                                                -------------------------------
Gross investment income                           394.3       445.4       432.9
Less investment expenses                          (10.1)      (12.2)      (11.5)
                                                -------------------------------
Net investment income                           $ 384.2     $ 433.2     $ 421.4
                                                -------------------------------

The Company had fixed maturities with a carrying value of $32.3 million and $6.5 million on non-accrual status at December 31, 2002 and 2001, respectively. The Company had mortgage loans with a carrying value of $7.4 million on non-accrual status at December 31, 2002. There were no mortgage loans on non-accrual status at December 31, 2001. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $15.7 million, $7.3 million, and $1.6 million in 2002, 2001, and 2000, respectively.

The payment terms of mortgage loans may from time to time be restructured or modified. There were no restructured mortgage loans at December 31, 2002 and 2001. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.7 million in 2000. Actual interest income on these loans included in net investment income aggregated $1.4 million in 2000.

There were no mortgage loans which were non-income producing at December 31, 2002 and 2001. There were, however, fixed maturities with a carrying value of $5.8 million and $2.7 million at December 31, 2002 and 2001, respectively, which were non-income producing during 2002 and 2001.

Included in other long-term investments is income from limited partnerships of $5.3 million, $9.1 million, and $7.8 million in 2002, 2001, and 2000, respectively.

B.   NET REALIZED INVESTMENT GAINS AND LOSSES

Realized losses on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                    2002        2001        2000
------------------------------------------------------------------------------
Fixed maturities                              $  (73.0)   $  (88.0)    $ (77.1)
Mortgage loans                                     0.8        14.6         1.3
Equity securities                                (11.3)       28.1         2.0
Derivative instruments                           (53.1)      (32.9)        3.1
Other long-term investments                       (1.1)       (8.4)        2.9
                                              --------------------------------
Net realized investment losses                $ (137.7)   $  (86.6)    $ (67.8)
                                              --------------------------------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                           PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,             VOLUNTARY     GROSS       GROSS
(IN MILLIONS)                                  SALES       GAINS       LOSSES
-----------------------------------------------------------------------------
2002
Fixed maturities                             $2,312.8     $ 118.8       $29.9
Equity securities                                 0.5         0.1        -

2001
Fixed maturities                             $1,044.4     $  46.3       $26.8
Equity securities                                39.3        29.7        -

2000
Fixed maturities                             $1,129.2     $   4.0       $52.7
Equity securities                                 2.1         2.0        -

The Company recognized losses of $176.3 million, $115.0 million and $31.8 million in 2002, 2001 and 2000, respectively, related to other-than-temporary impairments of fixed maturities and other securities.

C.   OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains (losses) to the net balance shown in the Consolidated Statements of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                              2002        2001       2000
--------------------------------------------------------------------------------------------------------
Unrealized  appreciation (depreciation) on
available-for-sale securities

Unrealized holding losses arising during period, (net of tax benefits of
$(12.8), $(8.4) and (21.9) in 2002, 2001 and 2000).
                                                                          $ (23.7)    $ (15.6)   $ (40.7)

Less: reclassification adjustment for losses  included in net income net of tax benefits of $29.9, 23.9 and $25.3 million in 2002, 2001 and 2000.
                                                                            (55.5)      (44.4)     (46.9)
                                                                          ------------------------------
Total available-for-sale securities                                          31.8        28.8        6.2
                                                                          ------------------------------

Unrealized (depreciation) appreciation on derivative instruments:

Unrealized holding gains (losses) arising during period, (net of
taxes (benefit) of $4.7 and $(63.4) million in 2002 and 2001)                 8.9      (117.7)       -

Less: reclassification adjustment for gain (losses) included in net income (net of taxes (benefit) of $25.2 million and $(63.9) million
in 2002 and 2001)                                                            46.9      (118.6)       -
                                                                          ------------------------------
Total derivative instruments                                                (38.0)        0.9        -
                                                                          ------------------------------
Net unrealized (depreciation) appreciation  on investments                $  (6.2)    $  29.7    $   6.2
                                                                          ==============================

7.   FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair values are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

DERIVATIVE INSTRUMENTS

Fair values are estimated using independent pricing sources.

COMPANY OWNED LIFE INSURANCE

Fair values are based on the current cash surrender value of the policy. This value is dependent on the fair value of the underlying securities which is based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under supplemental contracts without life contingencies are estimated based on current fund balances and other individual contract funds represent the present value of future policy benefits. Other liabilities are based on current surrender values.

TRUST INSTRUMENTS SUPPORTED BY FUNDING OBLIGATIONS

Fair values are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued.

The estimated fair values of the financial instruments were as follows:

                                                                   2002                    2001
                                                           ---------------------------------------------
DECEMBER 31,                                               CARRYING       FAIR     CARRYING      FAIR
(IN MILLIONS)                                               VALUE         VALUE     VALUE        VALUE
--------------------------------------------------------------------------------------------------------
Financial Assets
      Cash and cash equivalents                            $   268.2   $   268.2   $   154.1   $   154.1
      Fixed maturities                                       4,685.1     4,685.1     6,057.1     6,057.1
      Equity securities                                         36.0        36.0        37.1        37.1
      Mortgage loans                                           175.1       186.0       226.6       235.6
      Policy loans                                             361.4       361.4       379.6       379.6
      Derivative instruments                                    44.7        44.7        70.2        70.2
      Company owned life insurance                              67.2        67.2        67.3        67.3
                                                           ---------------------------------------------
                                                           $ 5,637.7   $ 5,648.6   $ 6,992.0   $ 7,001.0
                                                           ---------------------------------------------
Financial Liabilities
      Guaranteed investment contracts                        $ 207.2     $ 220.4   $ 1,100.7   $ 1,174.1
      Derivative instruments                                    24.6        24.6       180.3       180.3
      Supplemental contracts without life contingencies         60.0        60.0        57.3        57.3
      Dividend accumulations                                    87.6        87.6        88.8        88.8
      Other individual contract deposit funds                   58.3        58.3        50.4        50.4
      Other group contract deposit funds                       164.6       173.5       213.4       212.4
      Individual annuity contracts - general account         1,493.0     1,434.6     1,686.2     1,621.3
      Trust instruments supported by funding obligations     1,202.8     1,224.5     1,589.0     1,534.0
                                                           ---------------------------------------------
                                                           $ 3,298.1   $ 3,283.5   $ 4,966.1   $ 4,918.6
                                                           ---------------------------------------------

8.   CLOSED BLOCK

Summarized financial information of the Closed Block as of December 31, 2002 and 2001 and for the periods ended December 31, 2002, 2001 and 2000 is as follows:

DECEMBER 31,
(IN MILLIONS)                                                                       2002                  2001
-----------------------------------------------------------------------------------------------------------------
Assets
       Fixed maturities, at fair value (amortized cost of $517.4 and $498.1)  $       542.4         $       504.2
       Mortgage loans                                                                  46.6                  55.7
       Policy loans                                                                   167.4                 182.1
       Cash and cash equivalents                                                        0.3                   9.2
       Accrued investment income                                                       13.1                  14.6
       Deferred policy acquisition costs                                                8.2                  10.4
       Deferred federal income taxes                                                    5.4                   3.4
       Other assets                                                                     4.7                   2.8
                                                                              -----------------------------------
Total assets                                                                  $       788.1         $       782.4
                                                                              -----------------------------------
Liabilities
       Policy liabilities and accruals                                                767.5                 798.2
       Policyholder dividends                                                          57.1                  30.7
       Other liabilities                                                               23.8                   7.0
                                                                              -----------------------------------
Total liabilities                                                             $       848.4         $       835.9
                                                                              -----------------------------------
Excess of Closed Block liabilities over assets designated to the Closed
   Block                                                                      $        60.3         $        53.5
Amounts included in accumulated other comprehensive income:
Net unrealized investment losses, net of deferred federal income tax
   benefits of $5.2 million and $2.3 million                                          (9.6)                  (4.3)
                                                                              -----------------------------------
Maximum future earnings to be recognized from Closed Block assets and
   liabilities                                                                $        50.7         $        49.2
                                                                              ===================================

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                2002            2001          2000
-----------------------------------------------------------------------------------------------------------------
Revenues
     Premiums and other income                                            $   46.2        $   47.2       $   49.9
     Net investment income                                                    51.3            54.1           53.6
     Realized investment losses                                               (8.3)           (2.2)          (5.4)
                                                                          ---------------------------------------
Total revenues                                                                89.2            99.1           98.1
                                                                          ---------------------------------------
Benefits and expenses
     Policy benefits                                                          79.4            83.1           89.5
     Policy acquisition expenses                                               2.2             0.6            2.1
     Other operating expenses                                                  0.7             -              0.2
                                                                          ---------------------------------------
Total benefits and expenses                                                   82.3            83.7           91.8
                                                                          ---------------------------------------
Contribution from the Closed Block                                        $    6.9        $   15.4       $    6.3
                                                                          ---------------------------------------

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                            2002       2001         2000
----------------------------------------------------------------------------------------------------------------------
Cash flows
       Cash flows from operating activities:
       Contribution from the Closed Block                                              $   6.9    $   15.4     $   6.3
       Adjustment for net realized investment losses                                       8.3         2.2         5.4
       Change in:
          Deferred policy acquisition costs                                                2.2         0.6         2.1
          Policy liabilities and accruals                                                (31.2)      (12.3)      (12.0)
          Other assets                                                                    (0.5)        2.1         5.3
          Expenses and taxes payable                                                       9.6        (0.2)      (10.1)
          Other, net                                                                      (0.8)        0.3        (0.1)
                                                                                       -------------------------------
       Net cash (used in) provided by operating activities                                (5.5)        8.1        (3.1)
       Cash flows from investing activities:
           Sales, maturities and repayments of investments                               176.1       136.8       133.3
           Purchases of investments                                                     (194.2)     (147.2)     (160.3)
           Other, net                                                                     14.7         9.6         9.4
                                                                                       -------------------------------
       Net cash used in investing activities                                              (3.4)       (0.8)      (17.6)
                                                                                       -------------------------------
Net (decrease) increase  in cash and cash equivalents                                     (8.9)        7.3       (20.7)
Cash and cash equivalents, beginning of year                                               9.2         1.9        22.6
                                                                                       -------------------------------
Cash and cash equivalents, end of year                                                 $   0.3    $    9.2     $   1.9
                                                                                       -------------------------------

There were no valuation allowances on mortgage loans at December 31, 2002 and 2001.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

9.   GOODWILL

On January 1, 2002, the Company adopted Statement No. 142. Upon implementation, the Company recorded an impairment charge of $1.6 million, net of taxes and ceased its amortization of goodwill. Amortization expense in 2001 and 2000 was $0.3 million and $0.2 million, respectively, net of taxes. In accordance with Statement No. 142, the following table provides (loss) income before the cumulative effect of a change in accounting principle, net (loss) income, and related per-share amounts as of December 31, 2002, 2001, and 2000 as reported and adjusted as if the Company had ceased amortizing goodwill effective
January 1, 2000.

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                           2002              2001               2000
----------------------------------------------------------------------------------------------------------------------
   Reported (loss) income before cumulative effect of
   change in accounting principle                                    $   (373.4)       $     39.6          $   126.4
   Goodwill amortization                                                      -               0.3                0.2
                                                                     ----------        ----------          ---------
   Adjusted (loss) income before cumulative effect of
     change in accounting principle                                  $   (373.4)       $     39.9          $   126.6
                                                                     ==========        ==========          =========
   Reported net (loss) income                                        $   (375.0)       $     36.4          $   126.4
   Goodwill amortization                                                      -               0.3                0.2
                                                                     ----------        ----------          ---------
   Adjusted net (loss) income                                        $   (375.0)       $     36.7          $   126.6
                                                                     ==========        ==========          =========

In accordance with the provision of Statement No. 142, the Company performed its annual review of its goodwill for impairment in the fourth quarter of 2002 and determined that no further impairments were required.

10.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense (benefit) in the Consolidated Statements of Income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                  2002         2001       2000
-----------------------------------------------------------------------------
Federal income tax (benefit) expense
       Current                              $   (28.5)    $  (1.5)    $ (33.8)
       Deferred                                (215.3)      (13.0)       50.1
                                            ---------------------------------
Total                                       $  (243.8)    $ (14.5)    $  16.3
                                            =================================

The federal income taxes attributable to the consolidated results of operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2002        2001        2000
----------------------------------------------------------------------------------------------
Expected federal income tax (benefit) expense                $ (216.0)  $      8.8     $  49.9
       Prior years' federal income tax settlement               (11.6)         -           -
       Tax credits                                              (10.8)       (10.8)      (10.3)
       Dividend received deduction                               (7.2)        (8.9)       (6.9)
       Changes in tax estimates for prior years'
       dividend received deduction                                -            -         (13.3)
       Changes in other tax estimates                             1.1         (1.4)       (4.0)
       Other, net                                                 0.7         (2.2)        0.9
                                                             ---------------------------------
Federal income tax (benefit)expense                          $ (243.8)  $    (14.5)    $  16.3
                                                             =================================

The deferred income tax (asset) liability represents the tax effects of temporary differences attributable to the Company's consolidated federal tax return group. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                                            2002       2001
----------------------------------------------------------------------------------------------------------
Deferred tax (asset) liabilities
        Insurance reserves                                                            $ (235.8)  $  (204.2)
        Deferred acquisition costs                                                       286.9       448.5
        Tax credit carryforwards                                                         (61.8)      (53.1)
        Employee benefit plans                                                           (72.4)      (58.3)
        Loss carryforwards                                                               (82.1)      (58.8)
        Discontinued operations                                                          (22.4)      (20.2)
        Software capitalization                                                            6.7        11.6
        Investments, net                                                                 (19.0)      (33.4)
        Restructuring reserve                                                             (3.8)       (0.3)
        Other, net                                                                        (8.7)       (7.1)
                                                                                      --------------------
Deferred tax (asset) liability, net                                                   $ (212.4)  $    24.7
                                                                                      ====================

Gross deferred income tax assets totaled $817.2 million and $972.8 million at December 31, 2002 and 2001, respectively. Gross deferred income tax liabilities totaled approximately $604.8 million and $997.5 million at December 31, 2002 and 2001, respectively.

The Company believes, based on its tax sharing agreement and AFC's earnings history and its future expectations, that AFC's taxable income from the non-life insurance subgroup in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 2002, there are available alternative minimum tax credit carryforwards, low income housing credit carryforwards and certain other tax credit carryforwards of $1.9 million, $49.2 million and $10.7 million, respectively. The alternative minimum tax credit carryforwards have no expiration date and the low income housing credit carryforwards will expire beginning in 2018. The Company also has net operating loss carryforwards of $234.6 million expiring in 2016.

The Company's federal income tax returns are routinely audited by the IRS , and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The IRS has also examined the former Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C") consolidated group's federal income tax returns through 1994. Certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

11.  PENSION PLANS

AFC provides retirement benefits to substantially all of its employees under defined benefit pension plans. These plans are based on a defined benefit cash balance formula, whereby the Company annually provides an allocation to each covered employee based on a percentage of that employee's eligible salary, similar to a defined contribution plan arrangement. The allocation was based on 3.0%, 5.0% and 7.0% of each covered employee's eligible salary for 2002, 2001 and 2000 respectively. In addition to the cash balance allocation, certain transition group employees, who have met specified age and service requirements as of December 31, 1994, are eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

In order to measure the expense associated with these plans, management must make various estimates and assumptions, including discount rates used to value liabilities, assumed rates of return on plan assets, compensation increases, employee turnover rates and anticipated mortality rates, for example. The estimates used by management are based on the Company's historical experience as well as current facts and circumstances. In addition, the Company uses outside actuaries to assist in measuring the expense and liability associated with these plans.

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                 2002        2001       2000
-------------------------------------------------------------------------------------------
Service cost - benefits earned during the year              $  11.1     $  14.7     $  18.5
Interest cost                                                  32.6        30.9        28.6
Expected return on plan assets                                (33.4)      (39.6)      (43.1)
Recognized net actuarial loss (gain)                           11.3        (0.4)      (11.2)
Amortization of transition asset                               (2.2)       (2.2)       (2.2)
Amortization of prior service cost                             (2.6)       (3.1)       (3.1)
Curtailment loss and special termination benefits               5.4         -           -
                                                            -------------------------------
     Net periodic pension cost (benefit)                    $  22.2      $  0.3   $  ( 12.5)
                                                            ===============================

The curtailment loss and special termination benefits in 2002 of $4.3 million and $1.1 million, respectively, relate to the AFS restructuring (see Note 4 - Significant Transactions). The curtailment loss primarily reflects the elimination of future expected years of service for agents terminated pursuant to the aforementioned AFS restructuring, while special termination benefit costs reflect acceleration of retirement criteria under the plan for transition group participants terminated due to the restructuring.

The Company allocated approximately $14.1 million, $0.2 million and $(6.5) million of the net periodic pension cost (benefit) to its affiliated companies in 2002, 2001 and 2000, respectively.

The following table summarizes the status of the plans. At December 31, 2002 and 2001, the projected benefit obligations exceeded the plans' assets. During the 2002 and 2001, the Company recorded increases in its minimum pension liability related to its pension plans of $43.8 million and $23.9 million, respectively. This is reflected as an adjustment to accumulated other comprehensive income and is primarily comprised of the difference between the present value of accumulated benefit obligations and the market value of assets funding the plan. This liability resulted primarily from a decrease in the market value of assets held by the plan due to a general decline in the equity markets.

DECEMBER 31,
(IN MILLIONS)                                                                             2002       2001
-----------------------------------------------------------------------------------------------------------
Change in benefit obligations:
       Projected benefit obligation,  beginning of year                                $  483.2    $  450.9
       Service cost - benefits earned during the year                                      11.1        14.7
       Interest cost                                                                       32.6        30.9
       Actuarial losses                                                                    28.6        12.4
       Benefits paid                                                                      (30.1)      (25.7)
                                                                                       --------------------
             Projected benefit obligation, end of year                                    525.4       483.2
                                                                                       --------------------
Change in plan assets:
       Fair value of plan assets, beginning of year                                       364.3       441.5
       Actual return on plan assets                                                       (65.2)      (51.5)
       Benefits paid                                                                      (30.1)      (25.7)
                                                                                       --------------------
             Fair value of plan assets, end of year                                       269.0       364.3
                                                                                       --------------------
       Funded status of the plan                                                         (256.4)     (118.9)
       Unrecognized transition obligation                                                 (15.0)      (17.2)
       Unamortized prior service cost                                                      (3.5)       (1.7)
       Unrecognized net actuarial gains                                                    26.3        27.6
                                                                                       --------------------
             Net pension liability                                                     $ (248.6)   $ (110.2)
                                                                                       ====================

As a result of the Company's merger with Allmerica P&C in 1997, certain pension liabilities were reduced to reflect their fair value as of the merger date. These pension liabilities were reduced by $4.7 million and $6.1 million in 2002 and 2001, respectively, which reflects fair value, net of applicable amortization.

Determination of the projected benefit obligations was based on weighted average discount rates of 6.25% and 6.88% in 2002 and 2001, respectively, and the assumed long-term rate of return on plan assets was 9.5% in 2002 and 2001. For 2003, the projected benefit obligation will be based on a weighted average discount rate and assumed long-term rate of return on plan assets of 6.25% and 8.5%, respectively. The actuarial present value of the projected benefit obligations is determined using assumed rates of increase in future compensation levels of 4.0% for 2003, 2002 and 2001. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. Plan assets also include 796,462 shares of AFC Common Stock at December 31, 2002 and 2001, with a market value of $8.0 million and $35.5 million, respectively.

The Company has a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 2002, 2001 and 2000, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expense related to this plan was $5.0 million, $5.7 million, and $6.1 million in 2002, 2001 and 2000, respectively. The Company allocated approximately $3.2 million and $3.6 million of the 401(k) expense to its affiliated companies in 2002 and 2001 respectively. In addition to this plan, the Company has a defined contribution plan for substantially all of its agents. The Plan expense in 2002, 2001, and 2000 was $3.1 million, $3.3 million, and $3.2 million, respectively. There will be no future agent or employer contributions to this plan due to the termination of all agent contracts as of December 31, 2002 pursuant to the AFS restructuring (see Note 4 - Significant Transactions).

12.  OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees, agents, retirees and their dependents, under welfare benefit plans sponsored by FAFLIC.

Generally, active employees and agents become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical and a payment at death equal to retirees' final compensation up to certain limits. Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments to beneficiaries of retired employees and to restrict eligibility to then current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

The plans' funded status reconciled with amounts recognized in the Company's Consolidated Balance Sheets were as follows:

DECEMBER 31,
(IN MILLIONS)                                                                             2002       2001
-------------------------------------------------------------------------------------------------------------
   Change in benefit obligations:
      Accumulated postretirement benefit obligation, beginning of year                   $   77.2     $  75.5
      Service cost                                                                            2.2         2.3
      Interest cost                                                                           5.0         4.9
      Actuarial losses (gains)                                                                4.7        (1.2)
      Benefits paid                                                                          (4.2)       (4.3)
      Curtailment gain and special termination benefits                                      (9.0)        -
                                                                                         --------------------
           Accumulated postretirement benefit obligation, end of year                        75.9        77.2
                                                                                         --------------------
   Fair value of plan assets, end of year                                                     -           -
                                                                                         --------------------
   Funded status of the plan                                                                (75.9)      (77.2)
   Unamortized prior service cost                                                            (2.8)       (5.4)
   Unrecognized net actuarial gains                                                          (6.0)       (8.4)
                                                                                         --------------------
        Accumulated postretirement benefit costs                                         $  (84.7)    $ (91.0)
                                                                                         ====================

The components of net periodic postretirement benefit cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                  2002        2001       2000
-----------------------------------------------------------------------------------------------------------
   Service cost                                                              $   2.2      $  2.3     $  1.9
   Interest cost                                                                 5.0         4.9        4.9
   Recognized net actuarial gain                                                (0.3)       (0.4)      (0.5)
   Amortization of prior service cost                                           (2.2)       (2.2)      (2.2)
   Curtailment gain and special termination benefits                            (6.8)        -          -
                                                                             ------------------------------
   Net periodic postretirement (benefit) cost                                $  (2.1)     $  4.6     $  4.1
                                                                             ==============================

The company allocated approximately $(1.3) million, $2.9 million and $2.1 million of the net periodic postretirement (benefit) cost to its affiliated companies in 2002, 2001 and 2000 respectively.

As a result of the AFS restructuring in 2002 (see Note 4 - Significant Transactions), the Company recognized a curtailment gain and special termination benefit costs related to its postretirement benefit plans. The curtailment gain resulted from the effect of agent terminations related to those not fully eligible for benefits, while the special termination benefit costs reflect acceleration of retirement criteria for selected terminated employees.

As a result of the Company's merger with Allmerica P&C in 1997, certain postretirement liabilities were reduced to reflect their fair value as of the merger date. These postretirement liabilities were reduced by $2.4 million and $3.2 million in 2002 and 2001, respectively, which reflects fair value, net of applicable amortization.

For purposes of measuring the accumulated postretirement benefit obligation at December 31, 2002, health care costs were assumed to increase 9.0% in 2003, declining thereafter until the ultimate rate of 5.0% is reached in 2010 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 2002 by $3.5 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2002 by $0.6 million. Conversely, decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 2002 by $3.1 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2002 by $0.5 million.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 6.25%, and 6.88% at December 31, 2002 and 2001, respectively. In addition, the actuarial present value of the accumulated postretirement benefit obligation was determined using an assumed rate of increase in future compensation levels of 4.0% for FAFLIC agents.

13.  DIVIDEND RESTRICTIONS

Massachusetts has enacted laws governing the payment of dividends to stockholders by insurers. Massachusetts' laws affect the dividend paying ability of AFLIAC and FAFLIC.

Massachusetts' statute limits the dividends a life insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year. In addition, under Massachusetts law, no domestic insurer may pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner has approved such dividend or distribution. Effective December 30, 2002, AFLIAC, previously a Delaware domiciled life insurance company, became a Massachusetts domiciled life insurance company. On December 31, 2002, AFLIAC became a direct subsidiary of AFC as well as the immediate parent of FAFLIC, which remains a Massachusetts domiciled life insurance company. As a result of this transaction, and in consideration of the decision not to write new business, AFC agreed with the Massachusetts Insurance Commissioner to maintain total adjusted capital levels at a minimum of 100% of AFLIAC's Company Action Level, which was $197.2 million at December 31, 2002. Total adjusted capital for life insurance companies is defined as capital and surplus, plus asset valuation reserve, plus 50% of dividends apportioned for payment and was $481.9 million at December 31, 2002 for AFLIAC. The Company Action Level is the first level in which Massachusetts Insurance Commissioner would mandate regulatory involvement based upon levels of risk based capital. There can be no assurance that AFLIAC would not require additional capital contributions from AFC. No dividends were declared by FAFLIC or AFLIAC to their parent during 2002, 2001, and 2000. AFLIAC and FAFLIC cannot pay dividends to their parent without prior approval from the Commissioner for the foreseeable future.

14.  SEGMENT INFORMATION

The Company offers financial products and services in two major areas: Risk Management and Asset Accumulation. Within these broad areas, the Company conducts business principally in three operating segments. These segments are Risk Management, Allmerica Financial Services, and Allmerica Asset Management. In accordance with Statement of Financial Accounting Standards No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION, the separate financial information of each segment is presented consistent with the way results are regularly evaluated by the chief operating decision makers in deciding how to allocate resources and in assessing performance. A summary of the Company's reportable segments is included below.

The Risk Management Segment includes the Company's discontinued operations (see
Note 3 - Discontinued Operations).

The Asset Accumulation group includes two segments: Allmerica Financial Services and Allmerica Asset Management. Prior to September 30, 2002, the Allmerica Financial Services segment manufactured and sold variable annuities, variable universal life and traditional life insurance products, as well as certain group retirement products. On September 27, 2002, the Company announced plans to consider strategic alternatives, including a significant reduction of sales of proprietary variable annuities and life insurance products. Subsequently, the Company ceased all new sales of proprietary variable annuities and life insurance products.

After September 30, 2002, the AFS business consists of two components. First, the segment includes its independent broker dealer, VeraVest Investments, Inc., formerly "Allmerica Investments, Inc.", ("VeraVest"), which distributes third-party investment and insurance products. The Company has entered into agreements with leading investment product and insurance providers and is seeking additional alliances whereby these providers would compensate the Company for non-proprietary product sales by VeraVest's registered representatives. Second, this segment will retain and service existing variable annuity and variable universal life accounts, as well as its remaining traditional life and group retirement accounts, which were issued by its life insurance subsidiaries, AFLIAC and FAFLIC.

Through its Allmerica Asset Management segment, prior to September 2002, FAFLIC offered GICs. GICs, also referred to as funding agreements, are investment contracts, with short-term or long-term maturities, which are issued to institutional buyers or to various business or charitable trusts. Declining financial strength ratings from various rating agencies during 2002 resulted in GIC contractholders terminating all remaining short-term funding agreements and made it impractical to continue selling new long-term funding agreements. Furthermore, the Company retired certain long-term funding agreements, at discounts, during the fourth quarter of 2002 (see Note 4 -Significant Transactions).

In addition to the three operating segments, the Company has a Corporate segment, which consists primarily of cash, investments, corporate debt, Capital Securities and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those related to certain officers and directors, technology, finance, human resources and legal.

Management evaluates the results of the aforementioned segments based on a pre-tax and pre-minority interest basis. Segment (loss) income is determined by adjusting net income for net realized investment gains and losses, including certain gains or losses on derivative instruments, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Also, segment (loss) income excludes net gains and losses on disposals of businesses, discontinued operations, restructuring and reorganization costs, extraordinary items, the cumulative effect of accounting changes and certain other items, which in each case, are neither normal nor recurring. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of segment (loss) income enhances understanding of the Company's results of operations by highlighting net (loss) income attributable to the normal, recurring operations of the business. However, segment (loss) income should not be construed as a substitute for net (loss) income determined in accordance with generally accepted accounting principles.

Summarized below is financial information with respect to business segments:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                        2002          2001           2000
----------------------------------------------------------------------------------------------------------
Segment revenues:
         Asset Accumulation
             Allmerica Financial Services                        $      840.1  $      816.4    $     858.1
             Allmerica Asset Management                                  99.7         143.5          137.7
                                                                 -----------------------------------------
             Total segment revenues including Closed Block              939.8         959.9          995.8
                                                                 -----------------------------------------
         Adjustment to segment revenues:
                  Net realized losses                                  (137.7)        (86.6)         (67.8)
                                                                 -----------------------------------------
             Total revenues                                      $      802.1  $      873.3    $     928.0
                                                                 =========================================
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                        2002          2001           2000
----------------------------------------------------------------------------------------------------------
Segment (loss) income before income taxes and minority interest:
         Asset Accumulation
             Allmerica Financial Services                        $     (594.5)   $    147.5   $      224.5
             Allmerica Asset Management                                  13.8          15.9           17.3
                                                                 -----------------------------------------
                      Subtotal                                         (580.7)        163.4          241.8
                                                                 -----------------------------------------
         Corporate                                                      (23.0)        (23.7)         (25.2)
                                                                 -----------------------------------------
             Segment income before income taxes and
             minority interest                                         (603.7)        139.7          216.6
                                                                 -----------------------------------------
         Adjustments to segment income:
             Net realized investment losses, net of amortization       (112.8)        (87.1)         (62.9)
             Gain from retirement of trust instruments
             supported by funding obligations                           102.6           -              -
             Loss from sale of universal life business                  (31.3)          -              -
             Sales practice litigation                                    2.5           7.7            -
             Restructuring costs                                        (14.8)          -            (11.0)
             Gains (Losses) on derivative instruments                    40.3         (35.2)           -
                                                                 -----------------------------------------
         (Loss) income before taxes and minority interest        $     (617.2) $      25.1     $    142.7
                                                                 =========================================

DECEMBER 31,
(IN MILLIONS)                                              2002          2001          2002         2001
----------------------------------------------------------------------------------------------------------
                                                         IDENTIFIABLE ASSETS        DEFERRED ACQUISITION
                                                                                            COSTS
         Risk Management (1)                           $    276.2   $    383.5     $      2.9   $      3.2
         Asset Accumulation
             Allmerica Financial Services                18,951.9     21,120.2        1,027.2      1,585.2
             Allmerica Asset Management                   1,449.7      2,823.8            -            -
                                                       ---------------------------------------------------
                  Total                                $ 20,677.8   $ 24,327.5     $  1,030.1   $  1,588.4
                                                       ===================================================

(1) Consists of assets related to the Company's discontinued operations of $276.2 million and $383.5 million at December 31, 2002 and 2001, respectively.

15.  LEASE COMMITMENTS

Rental expenses for operating leases amounted to $11.3, $11.4 million and $11.7 million in 2002, 2001 and 2000, respectively. These expenses relate primarily to building leases of the Company. At December 31, 2002, future minimum rental payments under non-cancelable operating leases were approximately $35.8 million, payable as follows: 2003 - $14.3 million; 2004 - $9.6 million; 2005 - $6.0 million; 2006 - $3.5 million; $2.4 million thereafter. It is expected that, in the normal course of business, leases that expire may be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments may not be less than the amounts shown for 2003.

16.  REINSURANCE

In the normal course of business, the Company seeks to reduce the losses that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Effective December 31, 2002, the Company entered into a 100% coinsurance agreement related to substantially all of the Company's fixed universal life business (see Note 4 - Significant Transactions). Reinsurance recoverables related to this agreement were $648.4 million at December 31, 2002. This balance represents approximately 64.6% of the Company's reinsurance recoverables at December 31, 2002.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                               2002         2001        2000
-------------------------------------------------------------------------------------------------------------
Life and accident and health insurance premiums:
       Direct                                                           $      84.2  $      86.5  $      92.3
       Assumed                                                                  0.6          0.7          0.7
       Ceded                                                                  (36.7)       (38.2)       (41.0)
                                                                        -------------------------------------
Net premiums                                                            $      48.1  $      49.0  $      52.0
                                                                        =====================================
Life and accident and health insurance and other individual
policy benefits, claims,
Losses and loss adjustment expenses:
       Direct                                                           $    541.8   $     460.1  $     453.7
       Assumed                                                                 6.1           0.3          0.3
       Ceded                                                                 (62.3)        (46.1)       (35.1)
                                                                        -------------------------------------
Net policy benefits, claims, losses and loss adjustment expenses        $    485.6   $     414.3  $     418.9
                                                                        =====================================

17. DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                           2002          2001           2000
------------------------------------------------------------------------------------------------------------
Balance at beginning of year                                        $    1,588.4   $  1,424.3      $ 1,232.6
       Acquisition expenses deferred                                       269.2        275.2          294.3
       Amortized to expense during the year                               (496.9)       (77.5)         (83.4)
       Impairment of DAC  asset related to annuity business               (159.0)         -              -
       Amortization related to sale of universal life insurance
       business                                                           (155.9)         -              -
       Adjustment to equity during the year                                (15.7)        (2.0)         (19.2)
       Adjustment for commission buyout program                              -          (31.6)           -
                                                                    ----------------------------------------
Balance at end of year                                              $    1,030.1   $  1,588.4      $ 1,424.3
                                                                    ----------------------------------------

Prior to September 30, 2002, the Company manufactured and sold variable annuities, variable universal life and traditional life insurance products. Subsequently, the Company ceased all new sales of proprietary variable annuities and life insurance products. As a result, the Company determined that the DAC asset related to one distribution channel for its annuity business exceeded the present value of its total expected gross profits. Therefore, the Company recognized a permanent impairment of its DAC asset of $159.0 million related to this item. Additionally, the Company recognized approximately $203 million of additional amortization related to the impact of the equity market on future gross profits of the Company's life insurance and annuity products and approximately $200 million of additional amortization related to the changes in several actuarial estimates related to the Company's life insurance and annuity products. Also, in 2002, the Company recognized a permanent impairment related to its universal life DAC asset by $155.9 million due to the sale of that business.

During 2001, the Company implemented an in-force trail commission program on certain annuity business previously written by qualifying agents. This program provided for the election of a trail commission on in-force business in exchange for the buyout of deferred commissions.

18.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are recorded in results of operations as adjustments to losses and LAE in the year such changes are determined to be needed. Often these adjustments are recognized in periods subsequent to the period in which the underlying loss event occurred. These types of subsequent adjustments are described as "prior year reserve development". Such development can be either favorable or unfavorable on the financial results of the Company.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses, excluding the effect of reinsurance, related to the Company's accident and health business, consisting of the Company's exited individual health business and its discontinued group accident and health business, was $434.8 million, $463.5 million and $519.3 million at December 31, 2002, 2001 and 2000, respectively. Reinsurance recoverables related to this business were $329.3 million, $343.0 million and $335.9 million in 2002, 2001 and 2000, respectively. The decreases in 2002 and 2001 were primarily attributable to the continued run-off of the group accident and health business. Also, the decrease in 2000 was impacted by the Company's entrance into a reinsurance agreement which provided for the cession of the Company's long-term group disability reserves, partially offset by reserve strengthening in the reinsurance pool business.

19.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

LITIGATION

In 1997, a lawsuit on behalf of a putative class was instituted against the Company alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In November 1998, the Company and the plaintiffs entered into a settlement agreement and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement agreement and certified the class for this purpose. AFC recognized a $31.0 million pre-tax expense in 1998 related to this litigation. The Company recognized pre-tax benefits of $2.5 million and $7.7 million in 2002 and 2001, respectively, resulting from the refinement of cost estimates. Although the Company believes that it has appropriately recognized its obligation under the settlement, this estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements.

20.  RELATED PARTY TRANSACTIONS

AFLIAC provides management, space and other services, including accounting, electronic data processing, human resources, benefits, legal and other staff functions. Amounts charged by AFLIAC to its affiliates for these services are based on full cost including all direct and indirect overhead costs, that amounted to $350.6 million, $339.5 million and $300.3 million in 2002, 2001 and 2000 respectively. The net amounts due from its affiliates for accrued expenses and various other liabilities and receivables were $95.4 million and $87.3 million at December 31, 2002 and 2001, respectively.

In accordance with the above agreement, FAFLIC has allocated a $40.9 million minimum pension liability to its affiliates as of December 31, 2001.

In December 2001, AFC declared a $30.0 million contribution of capital consisting of approximately $23.3 million of fixed maturity securities and $6.7 million of cash paid in February 2002.

In March 2002, the Company's parent, AFC, declared a $10.0 million contribution of capital consisting of approximately $9.4 million of fixed maturity securities and $0.6 million of cash paid in the second quarter of 2002.

In June 2002, the Company's parent, AFC, declared a $158.0 million contribution of capital consisting of $93.2 million of fixed maturity securities and $64.8 million of cash that was paid in the third quarter of 2002.

In December 2002, the Company's parent, AFC declared a $20.0 million contribution of capital consisting of $19.9 million of fixed maturity securities and $0.1 million of cash that was paid in the first quarter of 2003.

21.  STATUTORY FINANCIAL INFORMATION

The Company's insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholders' equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, statutory accounting principles require asset valuation and interest maintenance reserves, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

Effective January 1, 2001, the Company's insurance subsidiaries adopted the National Association of Insurance Commissioners' uniform statutory accounting principles, or Codification, in accordance with requirements prescribed by state authorities. A cumulative effect of the change in accounting principle resulted from the adoption of Codification and was reflected as an adjustment to surplus in 2001. This adjustment represents the difference between total capital and surplus as of January 1, 2001 and the amount total capital and surplus would have been had the accounting principles been applied retroactively for all prior periods. The adjustment reflected by the life and health insurance subsidiaries included an increase in surplus of $49.7 related to the establishment of deferred tax assets and the change in valuation of pension liabilities. Reductions in surplus reflected by the life and health insurance subsidiaries totaled $4.7 million and resulted from the change in valuations of post-employment benefits and non-admitted assets.

Statutory net income and surplus are as follows:

(IN MILLIONS)                                           2002          2001        2000
---------------------------------------------------------------------------------------
Statutory Net Income (Combined)
       Life and Health Companies                      $ (296.0)      $(44.9)     $(43.6)

Statutory Shareholder's Surplus (Combined)
       Life and Health Companies                      $  427.1       $377.9      $528.5

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Policyowners of the Group VEL Account of Allmerica Financial Life Insurance and Annuity Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Group VEL Account of Allmerica Financial Life Insurance and Annuity Company at December 31, 2002, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the Funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts

March 28, 2003

                               GROUP VEL ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                                                      AIT          AIT          AIT        AIT
                                     AIT          AIT         AIT         AIT        SELECT       SELECT      SELECT      SELECT
                                     CORE       EQUITY     GOVERNMENT    MONEY     AGGRESSIVE    CAPITAL     EMERGING     GROWTH
                                    EQUITY       INDEX        BOND       MARKET      GROWTH    APPRECIATION   MARKETS   AND INCOME
                                   SERVICE      SERVICE     SERVICE     SERVICE     SERVICE      SERVICE      SERVICE    SERVICE
                                    SHARES      SHARES       SHARES      SHARES      SHARES       SHARES      SHARES      SHARES
                                  ----------  -----------  ----------  ----------  ----------  ------------  ---------  ----------
ASSETS:
Investments in shares of the
  Underlying Funds, at market
  value.........................  $2,340,346  $ 6,999,702  $ 245,198   $1,691,402  $ 774,446    $1,287,556   $  91,891  $1,045,352
                                  ----------  -----------  ---------   ----------  ----------   ----------   ---------  ----------
  Total assets..................   2,340,346    6,999,702    245,198    1,691,402    774,446     1,287,556      91,891  1,045,352
LIABILITIES:....................          --           --         --           --         --            --          --         --
                                  ----------  -----------  ---------   ----------  ----------   ----------   ---------  ----------
  Net assets....................  $2,340,346  $ 6,999,702  $ 245,198   $1,691,402  $ 774,446    $1,287,556   $  91,891  $1,045,352
                                  ==========  ===========  =========   ==========  ==========   ==========   =========  ==========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life policies........  $2,340,346  $ 6,999,702  $ 245,198   $1,691,402  $ 774,446    $1,287,556   $  91,891  $1,045,352
  Value of investment by
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor)...........          --           --         --           --         --            --          --         --
                                  ----------  -----------  ---------   ----------  ----------   ----------   ---------  ----------
                                  $2,340,346  $ 6,999,702  $ 245,198   $1,691,402  $ 774,446    $1,287,556   $  91,891  $1,045,352
                                  ==========  ===========  =========   ==========  ==========   ==========   =========  ==========
Investments in shares of the
  Underlying Funds, at cost.....  $3,386,576  $11,146,024  $ 239,350   $1,691,402  $1,704,561   $1,619,309   $ 112,486  $1,677,171
Underlying Fund shares held.....   1,888,899    3,600,670    216,990    1,691,402    870,165       846,519     144,030  1,125,244
Units outstanding, December 31,
  2002..........................   1,464,463    3,710,524    146,591    1,177,694    684,708       629,012     107,084    719,081
Net asset value per unit,
  December 31, 2002.............  $ 1.598084  $  1.886419  $1.672660   $ 1.436345  $1.131065    $ 2.046947   $0.858137  $1.453744


                                      AIT
                                    SELECT
                                    GROWTH
                                    SERVICE
                                    SHARES
                                  -----------
ASSETS:
Investments in shares of the
  Underlying Funds, at market
  value.........................  $22,763,704
                                  -----------
  Total assets..................   22,763,704
LIABILITIES:....................           --
                                  -----------
  Net assets....................  $22,763,704
                                  ===========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life policies........  $22,763,704
  Value of investment by
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor)...........           --
                                  -----------
                                  $22,763,704
                                  ===========
Investments in shares of the
  Underlying Funds, at cost.....  $37,467,019
Underlying Fund shares held.....   19,985,693
Units outstanding, December 31,
  2002..........................   14,977,064
Net asset value per unit,
  December 31, 2002.............  $  1.519906

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2002

                                       AIT           AIT          AIT         AIT
                                     SELECT         SELECT      SELECT      SELECT
                                  INTERNATIONAL   INVESTMENT   STRATEGIC     VALUE                  AIM V.I.      ALGER
                                     EQUITY      GRADE INCOME   GROWTH    OPPORTUNITY  AIM V.I.     PREMIER      AMERICAN
                                     SERVICE       SERVICE      SERVICE     SERVICE     GROWTH       EQUITY     LEVERAGED
                                     SHARES         SHARES      SHARES      SHARES     SERIES I   SERIES I (A)   ALL CAP
                                  -------------  ------------  ---------  -----------  ---------  ------------  ----------
ASSETS:
Investments in shares of the
  Underlying Funds, at market
  value.........................   $6,169,585    $99,282,945   $   2,595  $25,074,872  $  22,431   $  28,887    $     941
                                   ----------    -----------   ---------  -----------  ---------   ---------    ---------
  Total assets..................    6,169,585     99,282,945       2,595  25,074,872      22,431      28,887          941
LIABILITIES:....................           --             --          --          --          --          --           --
                                   ----------    -----------   ---------  -----------  ---------   ---------    ---------
  Net assets....................   $6,169,585    $99,282,945   $   2,595  $25,074,872  $  22,431   $  28,887    $     941
                                   ==========    ===========   =========  ===========  =========   =========    =========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life policies........   $6,169,585    $99,282,945   $   2,595  $25,074,872  $  22,431   $  28,887    $     941
  Value of investment by
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor)...........           --             --          --          --          --          --           --
                                   ----------    -----------   ---------  -----------  ---------   ---------    ---------
                                   $6,169,585    $99,282,945   $   2,595  $25,074,872  $  22,431   $  28,887    $     941
                                   ==========    ===========   =========  ===========  =========   =========    =========
Investments in shares of the
  Underlying Funds, at cost.....   $9,531,158    $95,773,720   $   7,074  $28,710,911  $  48,470   $  49,889    $   1,642
Underlying Fund shares held.....    7,059,021     87,551,098      10,019  16,862,725       1,985       1,781           45
Units outstanding, December 31,
  2002..........................    4,839,288     57,393,164       9,228  11,497,299      65,406      56,478        1,687
Net asset value per unit,
  December 31, 2002.............   $ 1.274896    $  1.729868   $0.281171  $ 2.180908   $0.342942   $0.511460    $0.557605


                                      ALGER        ALLIANCE
                                     AMERICAN     GROWTH AND
                                      SMALL         INCOME
                                  CAPITALIZATION   CLASS B
                                  --------------  ----------
ASSETS:
Investments in shares of the
  Underlying Funds, at market
  value.........................    $   12,200    $   5,857
                                    ----------    ---------
  Total assets..................        12,200        5,857
LIABILITIES:....................            --           --
                                    ----------    ---------
  Net assets....................    $   12,200    $   5,857
                                    ==========    =========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life policies........    $   12,200    $   5,857
  Value of investment by
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor)...........            --           --
                                    ----------    ---------
                                    $   12,200    $   5,857
                                    ==========    =========
Investments in shares of the
  Underlying Funds, at cost.....    $   15,728    $   7,380
Underlying Fund shares held.....           999          355
Units outstanding, December 31,
  2002..........................        30,151        7,425
Net asset value per unit,
  December 31, 2002.............    $ 0.404614    $0.788868

(A)  Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2002

                                                             DELAWARE                DELAWARE        DELAWARE         DELAWARE
                                   ALLIANCE     DELAWARE        VIP      DELAWARE       VIP             VIP              VIP
                                  TECHNOLOGY      VIP          CASH         VIP      EMERGING         GROWTH        INTERNATIONAL
                                   CLASS B    BALANCED (A)  RESERVE (A)  DEVON (A)  MARKETS (A)  OPPORTUNITIES (A)   EQUITY (A)
                                  ----------  ------------  -----------  ---------  -----------  -----------------  -------------
ASSETS:
Investments in shares of the
  Underlying Funds, at market
  value.........................  $   3,227    $   6,438     $   6,591   $ 27,847    $   3,245       $  24,476       $30,418,394
                                  ---------    ---------     ---------   ---------   ---------       ---------       -----------
  Total assets..................      3,227        6,438         6,591     27,847        3,245          24,476        30,418,394
LIABILITIES:....................         --           --            --         --           --              --                --
                                  ---------    ---------     ---------   ---------   ---------       ---------       -----------
  Net assets....................  $   3,227    $   6,438     $   6,591   $ 27,847    $   3,245       $  24,476       $30,418,394
                                  =========    =========     =========   =========   =========       =========       ===========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life policies........  $   3,227    $   6,438     $   6,591   $ 27,847    $   3,245       $  24,476       $30,418,394
  Value of investment by
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor)...........         --           --            --         --           --              --                --
                                  ---------    ---------     ---------   ---------   ---------       ---------       -----------
                                  $   3,227    $   6,438     $   6,591   $ 27,847    $   3,245       $  24,476       $30,418,394
                                  =========    =========     =========   =========   =========       =========       ===========
Investments in shares of the
  Underlying Funds, at cost.....  $   6,119    $   8,284     $   6,591   $ 39,060    $   3,218       $  43,410       $42,677,745
Underlying Fund shares held.....        323          576         6,591      3,375          479           2,433         2,633,627
Units outstanding, December 31,
  2002..........................     10,876        7,916         5,978     39,044        3,923          55,479        26,002,276
Net asset value per unit,
  December 31, 2002.............  $0.296686    $0.813390     $1.102716   $0.713239   $0.827148       $0.441174       $  1.169832

                                  DELAWARE
                                     VIP     DELAWARE
                                  LARGE CAP     VIP
                                  VALUE (A)  REIT (A)
                                  ---------  ---------
ASSETS:
Investments in shares of the
  Underlying Funds, at market
  value.........................  $ 67,180   $   1,987
                                  ---------  ---------
  Total assets..................    67,180       1,987
LIABILITIES:....................        --          --
                                  ---------  ---------
  Net assets....................  $ 67,180   $   1,987
                                  =========  =========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life policies........  $ 67,180   $   1,987
  Value of investment by
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor)...........        --          --
                                  ---------  ---------
                                  $ 67,180   $   1,987
                                  =========  =========
Investments in shares of the
  Underlying Funds, at cost.....  $ 79,585   $   1,921
Underlying Fund shares held.....     5,168         169
Units outstanding, December 31,
  2002..........................    73,493       1,605
Net asset value per unit,
  December 31, 2002.............  $0.914091  $1.237931

(A)  Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2002

                                               DELAWARE
                                   DELAWARE       VIP        DELAWARE                   DELAWARE
                                     VIP         SMALL          VIP        DELAWARE        VIP        FIDELITY      FIDELITY
                                    SELECT        CAP         SOCIAL          VIP         U.S.           VIP           VIP
                                  GROWTH (A)   VALUE (A)   AWARENESS (A)   TREND (A)   GROWTH (A)   EQUITY-INCOME    GROWTH
                                  ----------  -----------  -------------  -----------  -----------  -------------  -----------
ASSETS:
Investments in shares of the
  Underlying Funds, at market
  value.........................  $  47,640   $     4,564    $   9,809    $   52,165   $    9,408    $  509,452    $3,412,676
                                  ---------   -----------    ---------    ----------   ----------    ----------    ----------
  Total assets..................     47,640         4,564        9,809        52,165        9,408       509,452     3,412,676
LIABILITIES:....................         --            --           --            --           --            --            --
                                  ---------   -----------    ---------    ----------   ----------    ----------    ----------
  Net assets....................  $  47,640   $     4,564    $   9,809    $   52,165   $    9,408    $  509,452    $3,412,676
                                  =========   ===========    =========    ==========   ==========    ==========    ==========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life policies........  $  47,640   $     4,564    $   9,809    $   52,165   $    9,408    $  509,452    $3,412,676
  Value of investment by
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor)...........         --            --           --            --           --            --            --
                                  ---------   -----------    ---------    ----------   ----------    ----------    ----------
                                  $  47,640   $     4,564    $   9,809    $   52,165   $    9,408    $  509,452    $3,412,676
                                  =========   ===========    =========    ==========   ==========    ==========    ==========
Investments in shares of the
  Underlying Funds, at cost.....  $  98,344   $     4,542    $  14,134    $   79,720   $   13,791    $  633,249    $4,846,084
Underlying Fund shares held.....      8,507           252        1,052         2,582        1,755        28,054       145,592
Units outstanding, December 31,
  2002..........................    143,136         3,344       16,048       107,764       19,235       285,521     1,969,861
Net asset value per unit,
  December 31, 2002.............  $0.332833   $  1.364935    $0.611190    $ 0.484073   $ 0.489095    $ 1.784287    $ 1.732450


                                   FIDELITY
                                      VIP        FIDELITY
                                     HIGH          VIP
                                    INCOME       OVERSEAS
                                  -----------  ------------
ASSETS:
Investments in shares of the
  Underlying Funds, at market
  value.........................  $  383,454   $    19,474
                                  ----------   -----------
  Total assets..................     383,454        19,474
LIABILITIES:....................          --            --
                                  ----------   -----------
  Net assets....................  $  383,454   $    19,474
                                  ==========   ===========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life policies........  $  383,454   $    19,474
  Value of investment by
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor)...........          --            --
                                  ----------   -----------
                                  $  383,454   $    19,474
                                  ==========   ===========
Investments in shares of the
  Underlying Funds, at cost.....  $  444,616   $    29,951
Underlying Fund shares held.....      64,663         1,774
Units outstanding, December 31,
  2002..........................     352,860        17,542
Net asset value per unit,
  December 31, 2002.............  $ 1.086711   $  1.110124

(A)  Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2002

                                                                         FT VIP                                          UIF
                                   FIDELITY                             TEMPLETON         PVIT           T. ROWE         CORE
                                    VIP II     FIDELITY    FIDELITY      FOREIGN         TOTAL            PRICE          PLUS
                                    ASSET       VIP II      VIP II     SECURITIES        RETURN       INTERNATIONAL     FIXED
                                   MANAGER    CONTRAFUND   INDEX 500   CLASS 2 (A)  PORTFOLIO II (A)      STOCK       INCOME (A)
                                  ----------  ----------  -----------  -----------  ----------------  -------------  ------------
ASSETS:
Investments in shares of the
  Underlying Funds, at market
  value.........................  $1,041,574  $   1,443   $42,567,088   $  23,196      $       53       $ 460,279    $22,624,690
                                  ----------  ---------   -----------   ---------      ----------       ---------    -----------
  Total assets..................   1,041,574      1,443    42,567,088      23,196              53         460,279     22,624,690
LIABILITIES:....................          --         --            --          --              --              --             --
                                  ----------  ---------   -----------   ---------      ----------       ---------    -----------
  Net assets....................  $1,041,574  $   1,443   $42,567,088   $  23,196      $       53       $ 460,279    $22,624,690
                                  ==========  =========   ===========   =========      ==========       =========    ===========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life policies........  $1,041,574  $   1,443   $42,567,088   $  23,196      $        4       $ 460,279    $22,624,690
  Value of investment by
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor)...........          --         --            --          --              49              --             --
                                  ----------  ---------   -----------   ---------      ----------       ---------    -----------
                                  $1,041,574  $   1,443   $42,567,088   $  23,196      $       53       $ 460,279    $22,624,690
                                  ==========  =========   ===========   =========      ==========       =========    ===========
Investments in shares of the
  Underlying Funds, at cost.....  $1,177,133  $   1,610   $61,938,162   $  42,389      $       54       $ 649,972    $21,758,847
Underlying Fund shares held.....      81,692         80       426,012       2,462               5          49,706      2,034,594
Units outstanding, December 31,
  2002..........................     623,466      1,925    59,683,205      34,682              46         496,359     16,304,928
Net asset value per unit,
  December 31, 2002.............  $ 1.670631  $0.748420   $  0.713223   $0.668837      $ 1.060688       $0.927310    $  1.387602


                                     UIF
                                  TECHNOLOGY
                                  ----------
ASSETS:
Investments in shares of the
  Underlying Funds, at market
  value.........................  $ 264,584
                                  ---------
  Total assets..................    264,584
LIABILITIES:....................         --
                                  ---------
  Net assets....................  $ 264,584
                                  =========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life policies........  $ 264,584
  Value of investment by
    Allmerica Financial Life
    Insurance and Annuity
    Company (Sponsor)...........         --
                                  ---------
                                  $ 264,584
                                  =========
Investments in shares of the
  Underlying Funds, at cost.....  $ 525,683
Underlying Fund shares held.....    107,119
Units outstanding, December 31,
  2002..........................  1,281,950
Net asset value per unit,
  December 31, 2002.............  $0.206389

(A)  Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                    AIT          AIT         AIT        AIT
                                     AIT         AIT         AIT         AIT       SELECT       SELECT      SELECT     SELECT
                                    CORE       EQUITY     GOVERNMENT    MONEY    AGGRESSIVE    CAPITAL     EMERGING    GROWTH
                                   EQUITY       INDEX        BOND      MARKET      GROWTH    APPRECIATION  MARKETS   AND INCOME
                                   SERVICE     SERVICE     SERVICE     SERVICE    SERVICE      SERVICE     SERVICE    SERVICE
                                   SHARES      SHARES       SHARES     SHARES      SHARES       SHARES      SHARES     SHARES
                                  ---------  -----------  ----------  ---------  ----------  ------------  --------  ----------
INVESTMENT INCOME:
  Dividends.....................  $  20,155  $    95,832    $5,114    $118,797   $      --    $      --    $   295   $   8,224
                                  ---------  -----------    ------    --------   ---------    ---------    -------   ---------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....         --      507,569        --          --          --           --         --          --
  Net realized gain (loss) from
    sales of investments........   (992,276)    (202,839)       26          --    (373,073)    (196,141)    (5,232)   (124,952)
                                  ---------  -----------    ------    --------   ---------    ---------    -------   ---------
    Net realized gain (loss)....   (992,276)     304,730        26          --    (373,073)    (196,141)    (5,232)   (124,952)
  Net unrealized gain (loss)....    440,134   (2,353,526)    4,584          --      33,294     (280,489)    (1,531)   (244,711)
                                  ---------  -----------    ------    --------   ---------    ---------    -------   ---------
    Net realized and unrealized
      gain (loss)...............   (552,142)  (2,048,796)    4,610          --    (339,779)    (476,630)    (6,763)   (369,663)
                                  ---------  -----------    ------    --------   ---------    ---------    -------   ---------
    Net increase (decrease) in
      net assets from
      operations................  $(531,987) $(1,952,964)   $9,724    $118,797   $(339,779)   $(476,630)   $(6,468)  $(361,439)
                                  =========  ===========    ======    ========   =========    =========    =======   =========


                                      AIT
                                    SELECT
                                    GROWTH
                                    SERVICE
                                    SHARES
                                  -----------
INVESTMENT INCOME:
  Dividends.....................  $    45,983
                                  -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....           --
  Net realized gain (loss) from
    sales of investments........     (581,365)
                                  -----------
    Net realized gain (loss)....     (581,365)
  Net unrealized gain (loss)....   (7,945,926)
                                  -----------
    Net realized and unrealized
      gain (loss)...............   (8,527,291)
                                  -----------
    Net increase (decrease) in
      net assets from
      operations................  $(8,481,308)
                                  ===========

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                       AIT           AIT          AIT         AIT
                                     SELECT         SELECT      SELECT      SELECT
                                  INTERNATIONAL   INVESTMENT   STRATEGIC     VALUE                 AIM V.I.      ALGER
                                     EQUITY      GRADE INCOME   GROWTH    OPPORTUNITY  AIM V.I.    PREMIER     AMERICAN
                                     SERVICE       SERVICE      SERVICE     SERVICE     GROWTH      EQUITY     LEVERAGED
                                     SHARES         SHARES      SHARES      SHARES     SERIES I  SERIES I (A)   ALL CAP
                                  -------------  ------------  ---------  -----------  --------  ------------  ---------
INVESTMENT INCOME:
  Dividends.....................   $   111,418    $5,186,680    $    --   $  173,565   $    --     $    116      $  --
                                   -----------    ----------    -------   -----------  -------     --------      -----
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....        63,806            --         --    2,508,162        --           --         --
  Net realized gain (loss) from
    sales of investments........      (143,762)      145,602       (627)     230,423      (670)        (581)       (85)
                                   -----------    ----------    -------   -----------  -------     --------      -----
    Net realized gain (loss)....       (79,956)      145,602       (627)   2,738,585      (670)        (581)       (85)
  Net unrealized gain (loss)....    (1,466,144)    2,213,798     (1,274)  (7,800,717)   (7,489)     (10,224)      (402)
                                   -----------    ----------    -------   -----------  -------     --------      -----
    Net realized and unrealized
      gain (loss)...............    (1,546,100)    2,359,400     (1,901)  (5,062,132)   (8,159)     (10,805)      (487)
                                   -----------    ----------    -------   -----------  -------     --------      -----
    Net increase (decrease) in
      net assets from
      operations................   $(1,434,682)   $7,546,080    $(1,901)  $(4,888,567) $(8,159)    $(10,689)     $(487)
                                   ===========    ==========    =======   ===========  =======     ========      =====


                                      ALGER        ALLIANCE
                                     AMERICAN     GROWTH AND
                                      SMALL         INCOME
                                  CAPITALIZATION   CLASS B
                                  --------------  ----------
INVESTMENT INCOME:
  Dividends.....................     $    --       $  1,095
                                     -------       --------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....          --          6,730
  Net realized gain (loss) from
    sales of investments........        (116)       (53,411)
                                     -------       --------
    Net realized gain (loss)....        (116)       (46,681)
  Net unrealized gain (loss)....      (3,084)        (1,462)
                                     -------       --------
    Net realized and unrealized
      gain (loss)...............      (3,200)       (48,143)
                                     -------       --------
    Net increase (decrease) in
      net assets from
      operations................     $(3,200)      $(47,048)
                                     =======       ========

(A)  Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                              DELAWARE     DELAWARE                DELAWARE        DELAWARE
                                   ALLIANCE     DELAWARE        VIP           VIP      DELAWARE       VIP             VIP
                                  TECHNOLOGY      VIP         CAPITAL        CASH         VIP      EMERGING         GROWTH
                                   CLASS B    BALANCED (A)  RESERVES (A)  RESERVE (A)  DEVON (A)  MARKETS (A)  OPPORTUNITIES (A)
                                  ----------  ------------  ------------  -----------  ---------  -----------  -----------------
INVESTMENT INCOME:
  Dividends.....................   $    --      $   207         $  9         $ 28       $   227      $ 68           $ 2,866
                                   -------      -------         ----         ----       -------      ----           -------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....        --           --           --           --            --        --                --
  Net realized gain (loss) from
    sales of investments........      (183)         (42)           6           --            --         6               (99)
                                   -------      -------         ----         ----       -------      ----           -------
    Net realized gain (loss)....      (183)         (42)           6           --            --         6               (99)
  Net unrealized gain (loss)....    (2,012)      (1,394)          (7)          --        (6,977)        1            (9,838)
                                   -------      -------         ----         ----       -------      ----           -------
    Net realized and unrealized
      gain (loss)...............    (2,195)      (1,436)          (1)          --        (6,977)        7            (9,937)
                                   -------      -------         ----         ----       -------      ----           -------
    Net increase (decrease) in
      net assets from
      operations................   $(2,195)     $(1,229)        $  8         $ 28       $(6,750)     $ 75           $(7,071)
                                   =======      =======         ====         ====       =======      ====           =======

                                    DELAWARE     DELAWARE
                                       VIP          VIP     DELAWARE
                                  INTERNATIONAL  LARGE CAP    VIP
                                   EQUITY (A)    VALUE (A)  REIT (A)
                                  -------------  ---------  --------
INVESTMENT INCOME:
  Dividends.....................   $ 2,608,707   $  1,077     $ 67
                                   -----------   --------     ----
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....            --         --       --
  Net realized gain (loss) from
    sales of investments........      (555,373)       (39)      40
                                   -----------   --------     ----
    Net realized gain (loss)....      (555,373)       (39)      40
  Net unrealized gain (loss)....    (5,464,678)   (15,554)     (67)
                                   -----------   --------     ----
    Net realized and unrealized
      gain (loss)...............    (6,020,051)   (15,593)     (27)
                                   -----------   --------     ----
    Net increase (decrease) in
      net assets from
      operations................   $(3,411,344)  $(14,516)    $ 40
                                   ===========   ========     ====

(A)  Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                              DELAWARE
                                   DELAWARE      VIP       DELAWARE      DELAWARE               DELAWARE
                                     VIP        SMALL         VIP          VIP      DELAWARE      VIP        FIDELITY
                                    SELECT       CAP        SOCIAL      STRATEGIC      VIP        U.S.          VIP
                                  GROWTH (A)  VALUE (A)  AWARENESS (A)  INCOME (A)  TREND (A)  GROWTH (A)  EQUITY-INCOME
                                  ----------  ---------  -------------  ----------  ---------  ----------  -------------
INVESTMENT INCOME:
  Dividends.....................   $     --     $  85       $    28        $ --     $     --    $    35      $   6,374
                                   --------     -----       -------        ----     --------    -------      ---------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....         --        --            --          --           --         --          8,675
  Net realized gain (loss) from
    sales of investments........     (7,353)       61          (259)         --         (617)      (662)        (9,313)
                                   --------     -----       -------        ----     --------    -------      ---------
    Net realized gain (loss)....     (7,353)       61          (259)         --         (617)      (662)          (638)
  Net unrealized gain (loss)....    (16,362)     (416)       (2,586)         --      (11,206)    (2,553)      (109,021)
                                   --------     -----       -------        ----     --------    -------      ---------
    Net realized and unrealized
      gain (loss)...............    (23,715)     (355)       (2,845)         --      (11,823)    (3,215)      (109,659)
                                   --------     -----       -------        ----     --------    -------      ---------
    Net increase (decrease) in
      net assets from
      operations................   $(23,715)    $(270)      $(2,817)       $ --     $(11,823)   $(3,180)     $(103,285)
                                   ========     =====       =======        ====     ========    =======      =========


                                                FIDELITY
                                    FIDELITY       VIP     FIDELITY
                                      VIP         HIGH        VIP
                                     GROWTH      INCOME    OVERSEAS
                                  ------------  ---------  ---------
INVESTMENT INCOME:
  Dividends.....................  $     4,616   $ 24,791   $    460
                                  -----------   --------   --------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....           --         --         --
  Net realized gain (loss) from
    sales of investments........     (273,910)   (17,778)   (33,419)
                                  -----------   --------   --------
    Net realized gain (loss)....     (273,910)   (17,778)   (33,419)
  Net unrealized gain (loss)....     (822,852)     6,900     24,431
                                  -----------   --------   --------
    Net realized and unrealized
      gain (loss)...............   (1,096,762)   (10,878)    (8,988)
                                  -----------   --------   --------
    Net increase (decrease) in
      net assets from
      operations................  $(1,092,146)  $ 13,913   $ (8,528)
                                  ===========   ========   ========

(A)  Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                           FT VIP                                           UIF
                                  FIDELITY                                TEMPLETON         PVIT            T. ROWE        CORE
                                   VIP II     FIDELITY      FIDELITY       FOREIGN          TOTAL            PRICE         PLUS
                                    ASSET      VIP II        VIP II      SECURITIES        RETURN        INTERNATIONAL     FIXED
                                   MANAGER   CONTRAFUND    INDEX 500     CLASS 2 (A)  PORTFOLIO II (A)*      STOCK      INCOME (A)
                                  ---------  ----------  --------------  -----------  -----------------  -------------  -----------
INVESTMENT INCOME:
  Dividends.....................  $  42,960    $   7      $    569,772     $   424         $ 9,754         $   4,953    $  794,947
                                  ---------    -----      ------------     -------         -------         ---------    ----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....         --       --                --          --               2               495       227,725
  Net realized gain (loss) from
    sales of investments........   (145,589)      --          (949,985)       (526)          9,129          (128,675)       88,730
                                  ---------    -----      ------------     -------         -------         ---------    ----------
    Net realized gain (loss)....   (145,589)      --          (949,985)       (526)          9,131          (128,180)      316,455
  Net unrealized gain (loss)....     13,765     (122)      (12,194,351)     (5,262)             (1)           (5,924)      449,699
                                  ---------    -----      ------------     -------         -------         ---------    ----------
    Net realized and unrealized
      gain (loss)...............   (131,824)    (122)      (13,144,336)     (5,788)          9,130          (134,104)      766,154
                                  ---------    -----      ------------     -------         -------         ---------    ----------
    Net increase (decrease) in
      net assets from
      operations................  $ (88,864)   $(115)     $(12,574,564)    $(5,364)        $18,884         $(129,151)   $1,561,101
                                  =========    =====      ============     =======         =======         =========    ==========


                                     UIF
                                  TECHNOLOGY
                                  ----------
INVESTMENT INCOME:
  Dividends.....................  $      --
                                  ---------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors.....         --
  Net realized gain (loss) from
    sales of investments........    (80,715)
                                  ---------
    Net realized gain (loss)....    (80,715)
  Net unrealized gain (loss)....   (127,572)
                                  ---------
    Net realized and unrealized
      gain (loss)...............   (208,287)
                                  ---------
    Net increase (decrease) in
      net assets from
      operations................  $(208,287)
                                  =========

*    For the period 2/19/02 to 12/31/02.
(A)  Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                               AIT CORE EQUITY          AIT EQUITY INDEX       AIT GOVERNMENT BOND       AIT MONEY MARKET
                               SERVICE SHARES            SERVICE SHARES           SERVICE SHARES          SERVICE SHARES
                                 YEAR ENDED                YEAR ENDED               YEAR ENDED              YEAR ENDED
                                DECEMBER 31,              DECEMBER 31,             DECEMBER 31,            DECEMBER 31,
                           -----------------------  ------------------------  ----------------------  -----------------------
                              2002        2001         2002         2001        2002        2001         2002         2001
                           ----------  -----------  -----------  -----------  ---------  -----------  -----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............  $   20,155  $    27,438  $    95,832  $    80,564  $   5,114  $    54,559  $   118,797  $  288,260
    Net realized gain
      (loss).............    (992,276)     297,980      304,730      270,118         26       62,212           --          --
    Net unrealized gain
      (loss).............     440,134   (1,097,560)  (2,353,526)  (1,526,330)     4,584      (28,860)          --          --
                           ----------  -----------  -----------  -----------  ---------  -----------  -----------  ----------
    Net increase
      (decrease) in net
      assets from
      operations.........    (531,987)    (772,142)  (1,952,964)  (1,175,648)     9,724       87,911      118,797     288,260
                           ----------  -----------  -----------  -----------  ---------  -----------  -----------  ----------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........   1,260,527      289,232    2,174,782      587,631    107,962      124,683    1,625,591     548,476
    Terminations.........     (56,267)  (1,062,052)     (21,277)    (133,010)        (3)         (10)  (5,488,360)    (35,743)
    Mortality and expense
      risk fees..........      (3,025)      (5,421)     (30,909)     (32,456)      (246)      (5,613)     (44,608)    (41,701)
    Insurance and other
      charges............     (19,090)     (27,843)    (173,343)    (187,645)      (774)     (37,447)    (751,336)   (776,161)
    Transfers between
      sub-accounts
      (including fixed
      account), net......    (988,256)    (268,053)  (1,009,974)   5,355,919     93,408      (35,466)  (1,623,412)    703,453
    Other transfers from
      (to) the General
      Account............        (979)     (40,005)         835      (96,554)        64   (1,017,187)      84,809     (79,883)
    Net increase
      (decrease) in
      investment by
      Sponsor............          --           --           --           --         --           --           --          --
                           ----------  -----------  -----------  -----------  ---------  -----------  -----------  ----------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......     192,910   (1,114,142)     940,114    5,493,885    200,411     (971,040)  (6,197,316)    318,441
                           ----------  -----------  -----------  -----------  ---------  -----------  -----------  ----------
    Net increase
      (decrease) in net
      assets.............    (339,077)  (1,886,284)  (1,012,850)   4,318,237    210,135     (883,129)  (6,078,519)    606,701
  NET ASSETS:
    Beginning of year....   2,679,423    4,565,707    8,012,552    3,694,315     35,063      918,192    7,769,921   7,163,220
                           ----------  -----------  -----------  -----------  ---------  -----------  -----------  ----------
    End of year..........  $2,340,346  $ 2,679,423  $ 6,999,702  $ 8,012,552  $ 245,198  $    35,063  $ 1,691,402  $7,769,921
                           ==========  ===========  ===========  ===========  =========  ===========  ===========  ==========

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                 AIT SELECT               AIT SELECT            AIT SELECT            AIT SELECT
                             AGGRESSIVE GROWTH       CAPITAL APPRECIATION    EMERGING MARKETS     GROWTH AND INCOME
                               SERVICE SHARES           SERVICE SHARES        SERVICE SHARES        SERVICE SHARES
                                 YEAR ENDED               YEAR ENDED            YEAR ENDED            YEAR ENDED
                                DECEMBER 31,             DECEMBER 31,          DECEMBER 31,          DECEMBER 31,
                           ----------------------  ------------------------  -----------------  ----------------------
                              2002        2001        2002         2001       2002      2001       2002        2001
                           ----------  ----------  -----------  -----------  -------  --------  ----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............  $       --  $       --  $        --  $        --  $   295  $     --  $    8,224  $    7,871
    Net realized gain
      (loss).............    (373,073)    117,906     (196,141)     105,522   (5,232)  (20,863)   (124,952)   (174,618)
    Net unrealized gain
      (loss).............      33,294    (478,583)    (280,489)    (105,128)  (1,531)   13,715    (244,711)     (7,109)
                           ----------  ----------  -----------  -----------  -------  --------  ----------  ----------
    Net increase
      (decrease) in net
      assets from
      operations.........    (339,779)   (360,677)    (476,630)         394   (6,468)   (7,148)   (361,439)   (173,856)
                           ----------  ----------  -----------  -----------  -------  --------  ----------  ----------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........     173,240     498,862      394,806      271,353   14,779    38,734     136,781     264,507
    Terminations.........     (86,804)    (49,327)    (581,621)     (33,458)    (918)       (3)    (31,309)     (7,907)
    Mortality and expense
      risk fees..........      (6,224)     (9,136)     (11,950)      (9,279)    (383)     (395)     (7,837)     (9,680)
    Insurance and other
      charges............     (36,789)    (51,110)     (62,293)     (48,263)    (797)   (1,330)    (40,341)    (44,018)
    Transfers between
      sub-accounts
      (including fixed
      account), net......    (305,941)   (150,351)     119,663      798,545   14,462   (36,889)    (53,461)   (384,241)
    Other transfers from
      (to) the General
      Account............         229     (42,208)        (111)     (85,958)      --        39         (58)    (40,749)
    Net increase
      (decrease) in
      investment by
      Sponsor............          --          --           --           --       --        --          --          --
                           ----------  ----------  -----------  -----------  -------  --------  ----------  ----------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......    (262,289)    196,730     (141,506)     892,940   27,143       156       3,775    (222,088)
                           ----------  ----------  -----------  -----------  -------  --------  ----------  ----------
    Net increase
      (decrease) in net
      assets.............    (602,068)   (163,947)    (618,136)     893,334   20,675    (6,992)   (357,664)   (395,944)
  NET ASSETS:
    Beginning of year....   1,376,514   1,540,461    1,905,692    1,012,358   71,216    78,208   1,403,016   1,798,960
                           ----------  ----------  -----------  -----------  -------  --------  ----------  ----------
    End of year..........  $  774,446  $1,376,514  $ 1,287,556  $ 1,905,692  $91,891  $ 71,216  $1,045,352  $1,403,016
                           ==========  ==========  ===========  ===========  =======  ========  ==========  ==========

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                            AIT SELECT              AIT INVESTMENT           AIT SELECT
                              AIT SELECT GROWTH        INTERNATIONAL EQUITY          GRADE INCOME         STRATEGIC GROWTH
                                SERVICE SHARES            SERVICE SHARES            SERVICE SHARES         SERVICE SHARES
                                  YEAR ENDED                YEAR ENDED                YEAR ENDED             YEAR ENDED
                                 DECEMBER 31,              DECEMBER 31,              DECEMBER 31,           DECEMBER 31,
                           ------------------------  ------------------------  ------------------------  ------------------
                              2002         2001         2002         2001         2002         2001       2002      2001
                           -----------  -----------  -----------  -----------  -----------  -----------  -------  ---------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............  $    45,983  $        --  $   111,418  $   104,038  $ 5,186,680  $ 4,643,668  $    --  $      --
    Net realized gain
      (loss).............     (581,365)   1,418,070      (79,956)   1,212,192      145,602       78,286     (627)   (65,082)
    Net unrealized gain
      (loss).............   (7,945,926)  (7,152,102)  (1,466,144)  (2,809,723)   2,213,798    1,094,146   (1,274)    45,178
                           -----------  -----------  -----------  -----------  -----------  -----------  -------  ---------
    Net increase
      (decrease) in net
      assets from
      operations.........   (8,481,308)  (5,734,032)  (1,434,682)  (1,493,493)   7,546,080    5,816,100   (1,901)   (19,904)
                           -----------  -----------  -----------  -----------  -----------  -----------  -------  ---------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........    1,696,720   13,249,058      319,328    1,022,834   11,485,922   38,643,302    1,133      6,822
    Terminations.........      (56,846)     (22,302)     (78,958)     (43,905)    (121,573)     (12,568)     (28)      (331)
    Mortality and expense
      risk fees..........     (113,348)    (130,344)     (25,717)     (31,082)    (318,688)    (324,043)     (20)      (158)
    Insurance and other
      charges............     (513,359)    (498,395)    (116,339)    (153,183)  (1,637,600)  (1,410,865)    (491)    (1,340)
    Transfers between
      sub-accounts
      (including fixed
      account), net......    2,052,189    3,712,099    1,328,593      648,473   (2,779,068)  (1,143,275)      --    (85,151)
    Other transfers from
      (to) the General
      Account............        9,991      (72,332)       2,482       30,754       (6,155)    (997,015)      (1)        (3)
    Net increase
      (decrease) in
      investment by
      Sponsor............           --           --           --           --           --           --       --         --
                           -----------  -----------  -----------  -----------  -----------  -----------  -------  ---------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......    3,075,347   16,237,784    1,429,389    1,473,891    6,622,838   34,755,536      593    (80,161)
                           -----------  -----------  -----------  -----------  -----------  -----------  -------  ---------
    Net increase
      (decrease) in net
      assets.............   (5,405,961)  10,503,752       (5,293)     (19,602)  14,168,918   40,571,636   (1,308)  (100,065)
  NET ASSETS:
    Beginning of year....   28,169,665   17,665,913    6,174,878    6,194,480   85,114,027   44,542,391    3,903    103,968
                           -----------  -----------  -----------  -----------  -----------  -----------  -------  ---------
    End of year..........  $22,763,704  $28,169,665  $ 6,169,585  $ 6,174,878  $99,282,945  $85,114,027  $ 2,595  $   3,903
                           ===========  ===========  ===========  ===========  ===========  ===========  =======  =========

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                  AIT SELECT                               AIM V.I.
                              VALUE OPPORTUNITY          AIM V.I.       PREMIER EQUITY       ALGER AMERICAN
                                SERVICE SHARES       GROWTH SERIES I     SERIES I (A)       LEVERAGED ALL CAP
                                  YEAR ENDED            YEAR ENDED        YEAR ENDED
                                 DECEMBER 31,          DECEMBER 31,      DECEMBER 31,       YEAR    PERIOD FROM
                           ------------------------  ----------------  -----------------   ENDED      2/2/01*
                              2002         2001       2002     2001      2002     2001    12/31/02  TO 12/31/01
                           -----------  -----------  -------  -------  --------  -------  --------  -----------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............  $   173,565  $   167,867  $    --  $    56  $    116  $    42   $   --     $   --
    Net realized gain
      (loss).............    2,738,585    3,684,555     (670)    (545)     (581)     397      (85)        41
    Net unrealized gain
      (loss).............   (7,800,717)    (242,875)  (7,489)  (8,478)  (10,224)  (4,077)    (402)      (299)
                           -----------  -----------  -------  -------  --------  -------   ------     ------
    Net increase
      (decrease) in net
      assets from
      operations.........   (4,888,567)   3,609,547   (8,159)  (8,967)  (10,689)  (3,638)    (487)      (258)
                           -----------  -----------  -------  -------  --------  -------   ------     ------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........      175,319    1,208,139    8,006    8,278     8,984    8,570      196      1,664
    Terminations.........      (74,244)     (35,757)      --       --        --       --       --         --
    Mortality and expense
      risk fees..........     (121,276)    (151,663)    (109)    (132)     (156)    (177)      (3)        (3)
    Insurance and other
      charges............     (563,641)    (559,389)    (846)    (807)   (1,155)    (939)    (178)       (45)
    Transfers between
      sub-accounts
      (including fixed
      account), net......      618,648   (2,730,075)      --     (123)       --      (90)      --         55
    Other transfers from
      (to) the General
      Account............        4,960      (44,166)      (9)      --        (8)      --       --         --
    Net increase
      (decrease) in
      investment by
      Sponsor............           --           --       --       --        --       --       --         --
                           -----------  -----------  -------  -------  --------  -------   ------     ------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......       39,766   (2,312,911)   7,042    7,216     7,665    7,364       15      1,671
                           -----------  -----------  -------  -------  --------  -------   ------     ------
    Net increase
      (decrease) in net
      assets.............   (4,848,801)   1,296,636   (1,117)  (1,751)   (3,024)   3,726     (472)     1,413
  NET ASSETS:
    Beginning of year....   29,923,673   28,627,037   23,548   25,299    31,911   28,185    1,413         --
                           -----------  -----------  -------  -------  --------  -------   ------     ------
    End of year..........  $25,074,872  $29,923,673  $22,431  $23,548  $ 28,887  $31,911   $  941     $1,413
                           ===========  ===========  =======  =======  ========  =======   ======     ======

*    Date of initial investment.
(A)  Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                              ALGER AMERICAN        ALLIANCE GROWTH         ALLIANCE        DELAWARE VIP
                           SMALL CAPITALIZATION   AND INCOME CLASS B   TECHNOLOGY CLASS B   BALANCED (A)
                                YEAR ENDED            YEAR ENDED           YEAR ENDED        YEAR ENDED
                               DECEMBER 31,          DECEMBER 31,         DECEMBER 31,      DECEMBER 31,
                           ---------------------  -------------------  ------------------  ---------------
                              2002       2001        2002      2001      2002      2001     2002     2001
                           ----------  ---------  ----------  -------  --------  --------  -------  ------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............   $    --     $    3    $   1,095   $   26   $    --   $    --   $   207  $  129
    Net realized gain
      (loss).............      (116)       (51)     (46,681)     210      (183)      250       (42)    (69)
    Net unrealized gain
      (loss).............    (3,084)      (284)      (1,462)    (107)   (2,012)     (756)   (1,394)   (497)
                            -------     ------    ---------   ------   -------   -------   -------  ------
    Net increase
      (decrease) in net
      assets from
      operations.........    (3,200)      (332)     (47,048)     129    (2,195)     (506)   (1,229)   (437)
                            -------     ------    ---------   ------   -------   -------   -------  ------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........     7,956      7,794       90,884      999     1,832     3,402       833   3,608
    Terminations.........        --         --     (193,400)      --        --        --        --      --
    Mortality and expense
      risk fees..........       (26)       (11)        (852)     (10)      (12)       (7)      (38)    (30)
    Insurance and other
      charges............      (741)      (605)      (4,283)    (377)     (346)     (236)     (473)   (574)
    Transfers between
      sub-accounts
      (including fixed
      account), net......        --        827      155,361    1,909        --       982      (264)   (437)
    Other transfers from
      (to) the General
      Account............       (25)       (40)          (9)     (66)        2       (76)       (1)     --
    Net increase
      (decrease) in
      investment by
      Sponsor............        --         --           --       --        --        --        --      --
                            -------     ------    ---------   ------   -------   -------   -------  ------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......     7,164      7,965       47,701    2,455     1,476     4,065        57   2,567
                            -------     ------    ---------   ------   -------   -------   -------  ------
    Net increase
      (decrease) in net
      assets.............     3,964      7,633          653    2,584      (719)    3,559    (1,172)  2,130
  NET ASSETS:
    Beginning of year....     8,236        603        5,204    2,620     3,946       387     7,610   5,480
                            -------     ------    ---------   ------   -------   -------   -------  ------
    End of year..........   $12,200     $8,236    $   5,857   $5,204   $ 3,227   $ 3,946   $ 6,438  $7,610
                            =======     ======    =========   ======   =======   =======   =======  ======

(A)  Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                             DELAWARE        DELAWARE                           DELAWARE
                            VIP CAPITAL      VIP CASH          DELAWARE       VIP EMERGING
                           RESERVES (A)    RESERVES (A)     VIP DEVON (A)     MARKETS (A)
                            YEAR ENDED      YEAR ENDED        YEAR ENDED       YEAR ENDED
                           DECEMBER 31,    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                           -------------  ---------------  ----------------  --------------
                            2002   2001    2002    2001     2002     2001     2002    2001
                           ------  -----  ------  -------  -------  -------  ------  ------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............  $   9   $ 13   $   28  $     9  $   227  $   174  $   68  $    4
    Net realized gain
      (loss).............      6     --       --       --       --   (1,310)      6       7
    Net unrealized gain
      (loss).............     (7)     4       --       --   (6,977)  (1,347)      1      79
                           -----   ----   ------  -------  -------  -------  ------  ------
    Net increase
      (decrease) in net
      assets from
      operations.........      8     17       28        9   (6,750)  (2,483)     75      90
                           -----   ----   ------  -------  -------  -------  ------  ------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........     --    143       --    5,586    8,406   14,377   1,353   2,035
    Terminations.........   (283)    --       --       --       --       --      --      --
    Mortality and expense
      risk fees..........     --     (1)      (6)      --     (167)    (155)    (10)     (4)
    Insurance and other
      charges............    (12)   (16)    (340)    (759)    (642)    (836)   (292)   (363)
    Transfers between
      sub-accounts
      (including fixed
      account), net......     --     --    6,909   (5,042)      --   (8,054)   (285)   (213)
    Other transfers from
      (to) the General
      Account............     --     --       --       (1)      (2)      --      --      --
    Net increase
      (decrease) in
      investment by
      Sponsor............     --     --       --       --       --       --      --      --
                           -----   ----   ------  -------  -------  -------  ------  ------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......   (295)   126    6,563     (216)   7,595    5,332     766   1,455
                           -----   ----   ------  -------  -------  -------  ------  ------
    Net increase
      (decrease) in net
      assets.............   (287)   143    6,591     (207)     845    2,849     841   1,545
  NET ASSETS:
    Beginning of year....    287    144       --      207   27,002   24,153   2,404     859
                           -----   ----   ------  -------  -------  -------  ------  ------
    End of year..........  $  --   $287   $6,591  $    --  $27,847  $27,002  $3,245  $2,404
                           =====   ====   ======  =======  =======  =======  ======  ======

(A)  Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                              DELAWARE VIP
                                 GROWTH              DELAWARE VIP           DELAWARE VIP         DELAWARE
                           OPPORTUNITIES (A)   INTERNATIONAL EQUITY (A)  LARGE CAP VALUE (A)   VIP REIT (A)
                               YEAR ENDED             YEAR ENDED             YEAR ENDED         YEAR ENDED
                              DECEMBER 31,           DECEMBER 31,           DECEMBER 31,       DECEMBER 31,
                           ------------------  ------------------------  -------------------  --------------
                             2002      2001       2002         2001        2002       2001     2002    2001
                           --------  --------  -----------  -----------  ---------  --------  ------  ------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............  $ 2,866   $    --   $ 2,608,707  $   902,929  $  1,077   $    99   $   67  $    9
    Net realized gain
      (loss).............      (99)    3,761      (555,373)   2,767,332       (39)       14       40      16
    Net unrealized gain
      (loss).............   (9,838)   (6,422)   (5,464,678)  (8,475,277)  (15,554)   (2,057)     (67)    126
                           -------   -------   -----------  -----------  --------   -------   ------  ------
    Net increase
      (decrease) in net
      assets from
      operations.........   (7,071)   (2,661)   (3,411,344)  (4,805,016)  (14,516)   (1,944)      40     151
                           -------   -------   -----------  -----------  --------   -------   ------  ------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........    7,067    11,362     7,749,160       10,353    11,845    27,737      976   1,612
    Terminations.........       --        --       (11,478)     (40,806)       --        --       --      --
    Mortality and expense
      risk fees..........     (157)     (119)     (101,277)    (123,824)     (468)     (376)      (5)     (3)
    Insurance and other
      charges............   (1,005)     (978)     (650,067)    (777,712)   (2,592)   (2,313)    (568)   (360)
    Transfers between
      sub-accounts
      (including fixed
      account), net......       --      (281)   (4,906,337)  (6,045,258)       --        69       --      28
    Other transfers from
      (to) the General
      Account............       (4)        2         1,691           45        (1)        4       --      --
    Net increase
      (decrease) in
      investment by
      Sponsor............       --        --            --           --        --        --       --      --
                           -------   -------   -----------  -----------  --------   -------   ------  ------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......    5,901     9,986     2,081,692   (6,977,202)    8,784    25,121      403   1,277
                           -------   -------   -----------  -----------  --------   -------   ------  ------
    Net increase
      (decrease) in net
      assets.............   (1,170)    7,325    (1,329,652) (11,782,218)   (5,732)   23,177      443   1,428
  NET ASSETS:
    Beginning of year....   25,646    18,321    31,748,046   43,530,264    72,912    49,735    1,544     116
                           -------   -------   -----------  -----------  --------   -------   ------  ------
    End of year..........  $24,476   $25,646   $30,418,394  $31,748,046  $ 67,180   $72,912   $1,987  $1,544
                           =======   =======   ===========  ===========  ========   =======   ======  ======

(A)  Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                DELAWARE VIP                         DELAWARE VIP
                              DELAWARE VIP       SMALL CAP         DELAWARE VIP        STRATEGIC
                           SELECT GROWTH (A)     VALUE (A)     SOCIAL AWARENESS (A)   INCOME (A)
                               YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED
                              DECEMBER 31,      DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                           ------------------  --------------  --------------------  -------------
                             2002      2001     2002    2001     2002       2001     2002    2001
                           --------  --------  ------  ------  ---------  ---------  -----  ------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............  $     --  $     --  $   85  $   30   $    28    $     9   $ --   $  11
    Net realized gain
      (loss).............    (7,353)     (945)     61      26      (259)       281     --     (12)
    Net unrealized gain
      (loss).............   (16,362)  (14,681)   (416)    366    (2,586)    (1,146)    --      (2)
                           --------  --------  ------  ------   -------    -------   ----   -----
    Net increase
      (decrease) in net
      assets from
      operations.........   (23,715)  (15,626)   (270)    422    (2,817)      (856)    --      (3)
                           --------  --------  ------  ------   -------    -------   ----   -----
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........    12,831    26,125     844   4,301     4,900      5,187     --      76
    Terminations.........      (300)       --      --      --      (374)        --     --      --
    Mortality and expense
      risk fees..........      (322)     (324)    (17)     (8)      (23)       (15)    --      --
    Insurance and other
      charges............    (3,225)   (3,643)   (653)   (399)     (339)      (336)    --      (6)
    Transfers between
      sub-accounts
      (including fixed
      account), net......    (7,139)      111    (319)    (75)       --         --     --    (178)
    Other transfers from
      (to) the General
      Account............      (887)      (55)     --      (3)       --         --     --      --
    Net increase
      (decrease) in
      investment by
      Sponsor............        --        --      --      --        --         --     --      --
                           --------  --------  ------  ------   -------    -------   ----   -----
    Net increase
      (decrease) in net
      assets from policy
      transactions.......       958    22,214    (145)  3,816     4,164      4,836     --    (108)
                           --------  --------  ------  ------   -------    -------   ----   -----
    Net increase
      (decrease) in net
      assets.............   (22,757)    6,588    (415)  4,238     1,347      3,980     --    (111)
  NET ASSETS:
    Beginning of year....    70,397    63,809   4,979     741     8,462      4,482     --     111
                           --------  --------  ------  ------   -------    -------   ----   -----
    End of year..........  $ 47,640  $ 70,397  $4,564  $4,979   $ 9,809    $ 8,462   $ --   $  --
                           ========  ========  ======  ======   =======    =======   ====   =====

(A)  Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                             DELAWARE VIP       DELAWARE VIP        FIDELITY VIP
                               TREND (A)      U.S. GROWTH (A)      EQUITY-INCOME        FIDELITY VIP GROWTH
                              YEAR ENDED         YEAR ENDED          YEAR ENDED             YEAR ENDED
                             DECEMBER 31,       DECEMBER 31,        DECEMBER 31,           DECEMBER 31,
                           -----------------  ----------------  --------------------  -----------------------
                             2002     2001     2002     2001      2002       2001        2002         2001
                           --------  -------  -------  -------  ---------  ---------  -----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............  $     --  $    --  $    35  $    56  $   6,374  $   6,764  $     4,616  $    1,943
    Net realized gain
      (loss).............      (617)    (177)    (662)  (1,148)      (638)    21,951     (273,910)   (404,351)
    Net unrealized gain
      (loss).............   (11,206)  (6,415)  (2,553)  (1,170)  (109,021)   (49,906)    (822,852)   (312,343)
                           --------  -------  -------  -------  ---------  ---------  -----------  ----------
    Net increase
      (decrease) in net
      assets from
      operations.........   (11,823)  (6,592)  (3,180)  (2,262)  (103,285)   (21,191)  (1,092,146)   (714,751)
                           --------  -------  -------  -------  ---------  ---------  -----------  ----------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........    14,570   17,953    5,254   10,956     55,218    138,723    1,167,594   1,355,442
    Terminations.........      (541)      --       --       --    (16,082)  (112,905)    (441,840)   (122,305)
    Mortality and expense
      risk fees..........      (242)    (221)     (28)     (21)    (2,137)    (2,368)      (8,202)    (11,354)
    Insurance and other
      charges............    (2,240)  (2,081)  (1,127)  (1,462)   (18,537)   (18,890)     (57,846)    (70,863)
    Transfers between
      sub-accounts
      (including fixed
      account), net......      (611)    (324)    (583)  (4,333)   135,893     33,298    1,347,545    (567,669)
    Other transfers from
      (to) the General
      Account............      (145)      (2)    (790)      (1)       105    (43,625)       1,293    (253,246)
    Net increase
      (decrease) in
      investment by
      Sponsor............        --       --       --       --         --         --           --          --
                           --------  -------  -------  -------  ---------  ---------  -----------  ----------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......    10,791   15,325    2,726    5,139    154,460     (5,767)   2,008,544     330,005
                           --------  -------  -------  -------  ---------  ---------  -----------  ----------
    Net increase
      (decrease) in net
      assets.............    (1,032)   8,733     (454)   2,877     51,175    (26,958)     916,398    (384,746)
  NET ASSETS:
    Beginning of year....    53,197   44,464    9,862    6,985    458,277    485,235    2,496,278   2,881,024
                           --------  -------  -------  -------  ---------  ---------  -----------  ----------
    End of year..........  $ 52,165  $53,197  $ 9,408  $ 9,862  $ 509,452  $ 458,277  $ 3,412,676  $2,496,278
                           ========  =======  =======  =======  =========  =========  ===========  ==========

(A)  Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                               FIDELITY VIP          FIDELITY VIP        FIDELITY VIP II      FIDELITY VIP II
                                HIGH INCOME            OVERSEAS           ASSET MANAGER          CONTRAFUND
                                YEAR ENDED            YEAR ENDED            YEAR ENDED           YEAR ENDED
                               DECEMBER 31,          DECEMBER 31,          DECEMBER 31,         DECEMBER 31,
                           ---------------------  ------------------  ----------------------  ----------------
                             2002       2001        2002      2001       2002        2001       2002     2001
                           --------  -----------  --------  --------  ----------  ----------  --------  ------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............  $ 24,791  $   140,923  $    460  $  7,190  $   42,960  $   57,283   $    7    $  3
    Net realized gain
      (loss).............   (17,778)    (584,012)  (33,419)  (14,681)   (145,589)    (46,494)      --       9
    Net unrealized gain
      (loss).............     6,900      194,083    24,431   (24,514)     13,765     (72,766)    (122)    (45)
                           --------  -----------  --------  --------  ----------  ----------   ------    ----
    Net increase
      (decrease) in net
      assets from
      operations.........    13,913     (249,006)   (8,528)  (32,005)    (88,864)    (61,977)    (115)    (33)
                           --------  -----------  --------  --------  ----------  ----------   ------    ----
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........    50,589      147,643     7,744    51,741     283,764     297,691      710     889
    Terminations.........      (764)     (15,153)  (17,730)  (20,020)     (4,507)    (27,531)      --      --
    Mortality and expense
      risk fees..........    (1,982)      (7,931)     (319)     (693)       (990)     (2,695)      (7)     (4)
    Insurance and other
      charges............   (12,595)     (52,682)   (4,201)   (6,077)     (6,855)    (18,753)      --      --
    Transfers between
      sub-accounts
      (including fixed
      account), net......    94,886      194,147   (74,252)   45,064    (426,658)   (229,240)      --      --
    Other transfers from
      (to) the General
      Account............       (13)    (932,191)        4   (39,596)     (1,247)    (81,386)      --      --
    Net increase
      (decrease) in
      investment by
      Sponsor............        --           --        --        --          --          --       --      --
                           --------  -----------  --------  --------  ----------  ----------   ------    ----
    Net increase
      (decrease) in net
      assets from policy
      transactions.......   130,121     (666,167)  (88,754)   30,419    (156,493)    (61,914)     703     885
                           --------  -----------  --------  --------  ----------  ----------   ------    ----
    Net increase
      (decrease) in net
      assets.............   144,034     (915,173)  (97,282)   (1,586)   (245,357)   (123,891)     588     852
  NET ASSETS:
    Beginning of year....   239,420    1,154,593   116,756   118,342   1,286,931   1,410,822      855       3
                           --------  -----------  --------  --------  ----------  ----------   ------    ----
    End of year..........  $383,454  $   239,420  $ 19,474  $116,756  $1,041,574  $1,286,931   $1,443    $855
                           ========  ===========  ========  ========  ==========  ==========   ======    ====

                                FIDELITY VIP II
                                   INDEX 500
                                  YEAR ENDED
                                 DECEMBER 31,
                           -------------------------
                               2002         2001
                           ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............  $    569,772  $   508,408
    Net realized gain
      (loss).............      (949,985)    (262,895)
    Net unrealized gain
      (loss).............   (12,194,351)  (6,014,732)
                           ------------  -----------
    Net increase
      (decrease) in net
      assets from
      operations.........   (12,574,564)  (5,769,219)
                           ------------  -----------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........       580,388      957,064
    Terminations.........      (923,629)          (4)
    Mortality and expense
      risk fees..........      (169,673)    (177,257)
    Insurance and other
      charges............    (1,203,877)  (1,034,141)
    Transfers between
      sub-accounts
      (including fixed
      account), net......     6,527,131    8,612,296
    Other transfers from
      (to) the General
      Account............        12,349     (245,717)
    Net increase
      (decrease) in
      investment by
      Sponsor............            --           --
                           ------------  -----------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......     4,822,689    8,112,241
                           ------------  -----------
    Net increase
      (decrease) in net
      assets.............    (7,751,875)   2,343,022
  NET ASSETS:
    Beginning of year....    50,318,963   47,975,941
                           ------------  -----------
    End of year..........  $ 42,567,088  $50,318,963
                           ============  ===========

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                   FT VIP
                              TEMPLETON FOREIGN           PVIT               T. ROWE PRICE                 UIF CORE PLUS
                           SECURITIES CLASS 2 (A)     TOTAL RETURN        INTERNATIONAL STOCK             FIXED INCOME (A)
                                 YEAR ENDED         PORTFOLIO II (A)*          YEAR ENDED                    YEAR ENDED
                                DECEMBER 31,           PERIOD FROM            DECEMBER 31,                  DECEMBER 31,
                           -----------------------      2/19/02*       --------------------------  ------------------------------
                              2002        2001         TO 12/31/02         2002          2001           2002            2001
                           ----------  -----------  -----------------  ------------  ------------  --------------  --------------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............   $   424     $    872        $   9,754       $   4,953     $  14,073     $   794,947     $ 1,026,564
    Net realized gain
      (loss).............      (526)       6,694            9,131        (128,180)      (19,543)        316,455         601,871
    Net unrealized gain
      (loss).............    (5,262)     (12,851)              (1)         (5,924)     (137,139)        449,699         896,205
                            -------     --------        ---------       ---------     ---------     -----------     -----------
    Net increase
      (decrease) in net
      assets from
      operations.........    (5,364)      (5,285)          18,884        (129,151)     (142,609)      1,561,101       2,524,640
                            -------     --------        ---------       ---------     ---------     -----------     -----------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........       887        1,651          138,527         236,037       212,108              --              --
    Terminations.........        --           --         (399,549)       (241,360)      (27,088)             --              --
    Mortality and expense
      risk fees..........      (171)        (195)          (1,443)         (3,916)       (4,032)        (81,459)        (96,959)
    Insurance and other
      charges............      (761)        (538)          (6,599)        (13,900)      (17,090)       (580,247)       (549,555)
    Transfers between
      sub-accounts
      (including fixed
      account), net......        --           54          250,188         (69,588)      (21,213)     (3,904,159)     (8,800,000)
    Other transfers from
      (to) the General
      Account............        --           (1)              (3)           (125)         (949)              2             (51)
    Net increase
      (decrease) in
      investment by
      Sponsor............        --           --               48              --            --              --              --
                            -------     --------        ---------       ---------     ---------     -----------     -----------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......       (45)         971          (18,831)        (92,852)      141,736      (4,565,863)     (9,446,565)
                            -------     --------        ---------       ---------     ---------     -----------     -----------
    Net increase
      (decrease) in net
      assets.............    (5,409)      (4,314)              53        (222,003)         (873)     (3,004,762)     (6,921,925)
  NET ASSETS:
    Beginning of year....    28,605       32,919               --         682,282       683,155      25,629,452      32,551,377
                            -------     --------        ---------       ---------     ---------     -----------     -----------
    End of year..........   $23,196     $ 28,605        $      53       $ 460,279     $ 682,282     $22,624,690     $25,629,452
                            =======     ========        =========       =========     =========     ===========     ===========


                                 UIF TECHNOLOGY
                                   YEAR ENDED
                                  DECEMBER 31,
                           --------------------------
                               2002          2001
                           ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............   $      --     $      --
    Net realized gain
      (loss).............     (80,715)      (49,497)
    Net unrealized gain
      (loss).............    (127,572)      (73,025)
                            ---------     ---------
    Net increase
      (decrease) in net
      assets from
      operations.........    (208,287)     (122,522)
                            ---------     ---------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........      21,272        39,240
    Terminations.........          --            --
    Mortality and expense
      risk fees..........      (1,990)       (1,324)
    Insurance and other
      charges............     (10,799)       (8,214)
    Transfers between
      sub-accounts
      (including fixed
      account), net......      21,595       379,242
    Other transfers from
      (to) the General
      Account............         (40)            5
    Net increase
      (decrease) in
      investment by
      Sponsor............          --            --
                            ---------     ---------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......      30,038       408,949
                            ---------     ---------
    Net increase
      (decrease) in net
      assets.............    (178,249)      286,427
  NET ASSETS:
    Beginning of year....     442,833       156,406
                            ---------     ---------
    End of year..........   $ 264,584     $ 442,833
                            =========     =========

*    Date of initial investment.
(A)  Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                                   GROUP VEL
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The Group VEL Account (the "Separate Account"), which funds the Group Vari-Exceptional Life Plus, Executive Choices and ExecutiveSolutions insurance policies, is a separate investment account of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), established on May 1, 1995 for the purpose of separating from the general assets of AFLIAC those assets used to fund the variable portion of ownership certificates (the "Certificates") issued under certain group flexible premium variable insurance life policies offered by AFLIAC. AFLIAC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of AFLIAC. The Separate Account cannot be charged with liabilities arising out of any other business of AFLIAC. AFLIAC's General Account is subject to the claims of creditors.

    On September 27, 2002, AFC announced plans to consider strategic alternatives with regard to its Allmerica Financial Services business unit, which includes the company's life insurance and annuity operations. This action was prompted by the continued sharp decline and volatility in the equity markets, as well as rating agency actions. Subsequently, AFC effectively ceased new sales of proprietary variable annuities and life insurance products.

    The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). The Separate Account currently offers sixty-one Sub-Accounts, of which forty-five had activity during the year. Each Sub-Account invests exclusively in one of the funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUPS
-----------
Allmerica Investment Trust (Service Shares) ("AIT")
AIM Variable Insurance Funds (Series I Shares) ("AIM V.I. Series I")
The Alger American Fund
Alliance Variable Products Series Fund, Inc. (Class B) ("Alliance Class B")
Credit Suisse Trust
Delaware VIP Trust
Deutsche Asset Management VIT Funds ("Deutsche VIT")
Fidelity Variable Insurance Products Fund ("Fidelity VIP")
Fidelity Variable Insurance Products Fund II ("Fidelity VIP II")
Franklin Templeton Variable Insurance Products Trust (Class 2) ("FT VIP")
Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT")
Janus Aspen Series (Service Shares)
J.P. Morgan Series Trust II
PIMCO Variable Insurance Trust
T. Rowe Price International Series Inc.
The Universal Institutional Funds, Inc. ("UIF")

    The fund groups listed above are open-end, diversified management investment companies registered under the 1940 Act. The Sub-Accounts in the AIT Fund Group are managed by Allmerica Financial Investment Management Services, Inc. ("AFIMS"), a wholly owned subsidiary of AFLIAC.

    On June 27, 2002, the Goldman Sachs Core Large Cap Growth Fund closed.

                                   GROUP VEL
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1 -- ORGANIZATION (CONTINUED)

    On May 1, 2002, AIM V.I. Value Fund was renamed AIM V.I. Premier Equity Fund, DGPF International Equity Series was renamed Delaware VIP International Value Equity Series, DGPF Growth and Income Series was renamed Delaware VIP Large Cap Value Series, Templeton International Securities Fund Class 2 was renamed FT VIP Templeton Foreign Securities Fund Class 2, PIMCO Total Return Bond Portfolio II was renamed PVIT Total Return Portfolio II, and Morgan Stanley UIF Fixed Income Portfolio was renamed UIF Core Plus Fixed Income Portfolio. Also, all Delaware DGPF Funds were renamed Delaware VIP Funds.

    The UIF Core Plus Fixed Income Portfolio of The Universal Institutional Funds, Inc. is available only to employees of Duke Energy Corporation and its affiliates.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

    The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

    INVESTMENTS -- Security transactions are recorded as of the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the Underlying Funds. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at net asset value.

    FEDERAL INCOME TAXES -- The operations of the Separate Account are included in the federal income tax return of AFLIAC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). AFLIAC files a consolidated federal tax return with AFC and AFC's affiliates. Under the current provisions of the IRC, AFLIAC does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no federal income tax provision is required. AFLIAC will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

    Under the provisions of Section 817(h) of the IRC, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under
Section 817(h) of the IRC. AFLIAC believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

    Explanations of certain financial statement line items appear below.

    STATEMENTS OF CHANGES IN NET ASSETS -- Policy owners may allocate their Policy Values to variable investment options in the Separate Account and to the Fixed Account, which is a guaranteed part of AFLIAC's General Account that guarantees principal and a fixed interest rate. Net Premiums represent payments received under the Policies (excluding amounts allocated to the Fixed Account) reduced by refunds made

                                   GROUP VEL
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

during the initial free-look period, and by applicable deductions, charges, and state premium taxes. Terminations are payments to Policy owners and beneficiaries made under the terms of the Policies and amounts that Policy owners have requested to be withdrawn and paid to them. Transfers between Sub-Accounts (including fixed account), net, are amounts that Policy owners have directed to be moved among funds, including permitted transfers from and to the Fixed Account. Other transfers from(to) the General Account include policy loan activity and death claims.

                                   GROUP VEL
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 -- EXPENSES AND RELATED PARTY TRANSACTIONS

    On the Date of Issue and each Monthly Processing Date, prior to the Final Premium Payment Date, AFLIAC makes a Monthly Deduction from the Certificate Value comprised of the following charges: a charge for the cost of insurance protection under the Certificates, a charge for any optional insurance benefits added by rider and a charge for administrative expenses as compensation for expenses incurred in the administration of the Certificates, first year underwriting and other startup expenses.

    The Monthly Deduction also includes a Mortality and Expense Risk Charge and a Separate Account Administrative charge. The Mortality and Expense Risk Charge compensates AFLIAC for assuming mortality and expense risks for variable interests in the Certificates. If the charge for mortality and expense risks isn't sufficient to cover mortality experience and expenses, AFLIAC absorbs the losses. If the charge is higher than mortality and expense risk expenses, the difference is a profit to AFLIAC. This charge may be increased or decreased, subject to state and federal law; but it may not exceed the maximum limitations. The Separate Account Administrative charge reimburses AFLIAC for the costs of administering the Separate Account and the Sub-Accounts.

    The Certificate owner may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses, and if any, rider charges will be deducted. If no allocation is specified, AFLIAC will make a pro-rata allocation. The Separate Account Administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge.

    Details about the Monthly Deduction appear in the table below.

                                                           MONTHLY          MONTHLY          MORTALITY AND
                                              COST OF    CHARGES FOR      CERTIFICATE         EXPENSE RISK      SEPARATE ACCOUNT
                                             INSURANCE     OPTIONAL      ADMINISTRATIVE      CHARGE (ANNUAL      ADMINISTRATIVE
                                            CHARGE (A)   BENEFITS (A)      CHARGE (A)          RATE) (A)           CHARGE (A)
                                            -----------  ------------  ------------------  ------------------  ------------------
  Group Vari-Exceptional Life Plus,          Varies by    Varies by        Varies by           Varies by           Varies by
    Executive Choices and                   Certificate  Certificate   Certificate, up to  Certificate, up to  Certificate, up to
    ExecutiveSolutions....................                                    $10                0.90%         0.25% for up to 10
                                                                                                                     years

(A)  Charged to Certificate Value.

   During the year ended December 31, 2002, management fees of the Underlying AIT Funds were paid directly by the funds to AFIMS in its capacity as investment manager and administrator of AIT. The AIT funds' advisory agreement provides for fees ranging from 0.20% to 1.35% based on individual portfolios and average daily net assets. On March 27, 2002, shareholders of the AIT funds approved a Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act. Effective May 1, 2002, each Portfolio pays a distribution fee equal to an annual rate of 0.15% of the Portfolio's average daily net assets.

    VeraVest Investments, Inc. (formerly Allmerica Investments, Inc.), a wholly owned subsidiary of AFLIAC, is principal underwriter and general distributor of the Separate Account, and does not retain any compensation for sales of the Certificates. Commissions are paid to registered representatives of VeraVest Investments, Inc. and to certain independent broker-dealers by AFLIAC. The current series of policies have a surrender charge and no deduction is made for sales charges at the time of the sale.

                                   GROUP VEL
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 -- PURCHASES AND SALES OF INVESTMENTS

    The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2002 were as follows:

  INVESTMENT PORTFOLIO                                           PURCHASES     SALES
  --------------------                                          -----------  ----------
  AIT Core Equity Service Shares..............................  $ 1,314,008  $1,100,943
  AIT Equity Index Service Shares.............................    2,092,153     548,638
  AIT Government Bond Service Shares..........................      206,377         852
  AIT Money Market Service Shares.............................    1,978,384   8.056,903
  AIT Select Aggressive Growth Service Shares.................      166,599     428,888
  AIT Select Capital Appreciation Service Shares..............      832,016     973,522
  AIT Select Emerging Markets Service Shares..................       50,482      23.044
  AIT Select Growth and Income Service Shares.................      297,948     285,949
  AIT Select Growth Service Shares............................    4,664,609   1,543,279
  AIT Select International Equity Service Shares..............    1,976,925     372,312
  AIT Select Investment Grade Income Service Shares...........   20,552,833   8,743,315
  AIT Select Strategic Growth Service Shares..................        1,018         425
  AIT Select Value Opportunity Service Shares.................    4,866,452   2,144,959
  AIM V.I. Growth Series I....................................        7,731         689
  AIM V.I. Premier Equity Series I (A)........................        8,886       1,105
  Alger American Leveraged All Cap............................          197         182
  Alger American Small Capitalization.........................        7,833         669
  Alliance Growth and Income Class B..........................      290,393     234,867
  Alliance Technology Class B.................................        1,800         324
  Delaware VIP Balanced (A)...................................          607         343
  Delaware VIP Capital Reserves (A)...........................            9         295
  Delaware VIP Cash Reserves (A)..............................        6,937         346
  Delaware VIP Devon (A)......................................        7,822          --
  Delaware VIP Emerging Markets (A)...........................        1,399         565
  Delaware VIP Growth Opportunities (A).......................        8,948         181
  Delaware VIP International Value Equity (A).................    7,750,844   3,060,445
  Delaware VIP Large Cap Value (A)............................       10,619         758
  Delaware VIP REIT (A).......................................        1,044         574
  Delaware VIP Select Growth (A)..............................        9,257       8,299
  Delaware VIP Small Cap Value (A)............................          686         746
  Delaware VIP Social Awareness (A)...........................        4,928         736
  Delaware VIP Trend (A)......................................       12,142       1,351
  Delaware VIP U.S. Growth (A)................................        5,216       2,455
  Fidelity VIP Equity-Income..................................      256,000      86,491
  Fidelity VIP Growth.........................................    2,848,299     835,139
  Fidelity VIP High Income....................................      223,952      69,040
  Fidelity VIP Overseas.......................................        7,074      95,368
  Fidelity VIP II Asset Manager...............................      586,896     700,429
  Fidelity VIP II Contrafund..................................          715           5
  Fidelity VIP II Index 500...................................    8,451,260   3,058,799
  FT VIP Templeton Foreign Securities Class 2 (A).............        1,248         869
  PVIT Total Return Portfolio II (A)..........................      487,637     496,714
  T. Rowe Price International Stock...........................      280,879     368,283
  UIF Core Plus Fixed Income (A)..............................    1,032,952   4,576,143
  UIF Technology..............................................      161,834     131,796

(A)  Name changed. See Note 1.

                                   GROUP VEL
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 -- FINANCIAL HIGHLIGHTS

    A summary of unit values, units outstanding, income and expense ratios and total return for each Sub-Account for the year ended December 31, 2002 is as follows:

                            AT DECEMBER 31              FOR THE YEAR ENDED DECEMBER 31
                           -----------------  ---------------------------------------------------
                                                          INVESTMENT*
                           UNITS     UNIT     NET ASSETS    INCOME     EXPENSE**     TOTAL***
                           (000S)    VALUE      (000S)       RATIO       RATIO        RETURN
                           ------  ---------  ----------  -----------  ---------  ---------------
AIT Core Equity Service
  Shares
2002                        1,464  $1.598084   $ 2,340         0.91%       N/A            -23.45%
2001                        1,283   2.087598     2,679         0.70        N/A            -16.88
AIT Equity Index Service
  Shares
2002                        3,711   1.886419     7,000         1.24        N/A            -22.22
2001                        3,304   2.425229     8,013         1.05        N/A            -12.01
AIT Government Bond
  Service Shares
2002                          147   1.672660       245         4.54        N/A              9.28
2001                           23   1.530647        35         4.37        N/A              7.63
AIT Money Market Service
  Shares
2002                        1,178   1.436345     1,691         1.67        N/A              1.66
2001                        5,500   1.412830     7,770         4.14        N/A              4.28
AIT Select Aggressive
  Growth Service Shares
2002                          685   1.131065       774          N/A        N/A            -28.86
2001                          866   1.589853     1,377          N/A        N/A            -21.63
AIT Select Capital
  Appreciation Service
  Shares
2002                          629   2.046947     1,288          N/A        N/A            -21.60
2001                          730   2.610836     1,906          N/A        N/A             -1.13
AIT Select Emerging
  Markets Service Shares
2002                          107   0.858137        92         0.46        N/A            -10.67
2001                           74   0.960633        71          N/A        N/A             -9.13
AIT Select Growth and
  Income Service Shares
2002                          719   1.453744     1,045         0.70        N/A            -25.30
2001                          721   1.946233     1,403         0.54        N/A            -11.75
AIT Select Growth Service
  Shares
2002                       14,977   1.519906    22,764         0.18        N/A            -27.60
2001                       13,419   2.099267    28,170          N/A        N/A            -24.70
AIT Select International
  Equity Service Shares
2002                        4,839   1.274896     6,170         1.77        N/A            -19.37
2001                        3,905   1.581128     6,175         1.68        N/A            -21.52
AIT Select Investment
  Grade Income Service
  Shares
2002                       57,393   1.729868    99,283         5.33        N/A              8.14
2001                       53,205   1.599723    85,114         5.85        N/A              7.94
AIT Select Strategic
  Growth Service Shares
2002                            9   0.281171         3          N/A        N/A            -46.38
2001                            7   0.524348         4          N/A        N/A            -29.28
AIT Select Value
  Opportunity Service
  Shares
2002                       11,497   2.180908    25,075         0.63        N/A            -16.32
2001                       11,482   2.606140    29,924         0.58        N/A             12.69
AIM V.I. Growth Series I
2002                           65   0.342942        22          N/A        N/A            -30.97
2001                           47   0.496820        24         0.26        N/A            -33.88
AIM V.I. Premier Equity
  Series I (A)
2002                           56   0.511460        29         0.39        N/A            -30.26
2001                           44   0.733371        32         0.14        N/A            -12.56
Alger American Leveraged
  All Cap
2002                            2   0.557605         1          N/A        N/A            -33.91
2001                            2   0.843717         1          N/A        N/A            -15.63
Alger American Small
  Capitalization
2002                           30   0.404614        12          N/A        N/A            -26.22
2001                           15   0.548435         8         0.05        N/A            -29.52
Alliance Growth and
  Income Class B
2002                            7   0.788868         6         0.75        N/A            -22.27
2001                            5   1.014820         5         0.60        N/A              0.15
Alliance Technology
  Class B
2002                           11   0.296686         3          N/A        N/A            -41.81
2001                            8   0.509836         4          N/A        N/A            -25.45

                                   GROUP VEL
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)

                            AT DECEMBER 31              FOR THE YEAR ENDED DECEMBER 31
                           -----------------  ---------------------------------------------------
                                                          INVESTMENT*
                           UNITS     UNIT     NET ASSETS    INCOME     EXPENSE**     TOTAL***
                           (000S)    VALUE      (000S)       RATIO       RATIO        RETURN
                           ------  ---------  ----------  -----------  ---------  ---------------
Delaware VIP Balanced (A)
2002                            8  $0.813390   $     6         3.04        N/A            -16.27
2001                            8   0.971443         8         1.98        N/A             -7.66
Delaware VIP Capital
  Reserves (A)
2002                            0   1.242878         0         5.11        N/A              7.11
2001                            0   1.160350         0         5.55        N/A              8.23
Delaware VIP Cash
  Reserves (A)
2002                            6   1.102716         7         1.10        N/A              1.26
2001                            0   1.089019         0         3.61        N/A              4.18
Delaware VIP Devon (A)
2002                           39   0.713239        28         0.84        N/A            -22.36
2001                           29   0.918682        27         0.60        N/A             -9.19
Delaware VIP Emerging
  Markets (A)
2002                            4   0.827148         3         2.37        N/A              5.17
2001                            3   0.786457         2         0.28        N/A              5.28
Delaware VIP Growth
  Opportunities (A)
2002                           55   0.441174        24        11.59        N/A            -24.94
2001                           44   0.587748        26          N/A        N/A            -15.78
Delaware VIP
  International Value
  Equity (A)
2002                       26,002   1.169832    30,418         7.83        N/A            -10.40
2001                       24,316   1.305660    31,748         2.65        N/A            -12.83
Delaware VIP Large Cap
  Value (A)
2002                           73   0.914091        67         1.53        N/A            -18.68
2001                           65   1.124033        73         0.16        N/A             -3.89
Delaware VIP REIT (A)
2002                            2   1.237931         2         3.58        N/A              4.52
2001                            1   1.184347         2         0.85        N/A              8.78
Delaware VIP Select
  Growth (A)
2002                          143   0.332833        48          N/A        N/A            -32.53
2001                          143   0.493309        70          N/A        N/A            -23.78
Delaware VIP Small Cap
  Value (A)
2002                            3   1.364935         5         1.73        N/A             -5.60
2001                            3   1.445933         5         0.85        N/A             11.84
Delaware VIP Social
  Awareness (A)
2002                           16   0.611190        10         0.29        N/A            -22.85
2001                           11   0.792210         8         0.14        N/A             -9.53
Delaware VIP Strategic
  Income
2002                            0   1.155488         0          N/A        N/A             13.76
2001                            0   1.015724         0          N/A        N/A              0.63
Delaware VIP Trend (A)
2002                          108   0.484073        52          N/A        N/A            -19.94
2001                           88   0.604613        53          N/A        N/A            -15.34
Delaware VIP U.S. Growth
  (A)
2002                           19   0.489095         9         0.37        N/A            -29.24
2001                           14   0.691237        10         0.65        N/A            -24.47
Fidelity VIP
  Equity-Income
2002                          286   1.784287       509         1.32        N/A            -16.95
2001                          213   2.148336       458         1.51        N/A             -4.96
Fidelity VIP Growth
2002                        1,970   1.732450     3,413         0.15        N/A            -30.10
2001                        1,007   2.478639     2,496         0.06        N/A            -17.65

                                   GROUP VEL
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)

                            AT DECEMBER 31              FOR THE YEAR ENDED DECEMBER 31
                           -----------------  ---------------------------------------------------
                                                          INVESTMENT*
                           UNITS     UNIT     NET ASSETS    INCOME     EXPENSE**     TOTAL***
                           (000S)    VALUE      (000S)       RATIO       RATIO        RETURN
                           ------  ---------  ----------  -----------  ---------  ---------------
Fidelity VIP High Income
2002                          353  $1.086711   $   383         7.77        N/A              3.44
2001                          228   1.050535       239         9.11        N/A            -11.73
Fidelity VIP Overseas
2002                           18   1.110124        19         1.00        N/A            -20.28
2001                           84   1.392519       117         5.71        N/A            -21.17
Fidelity VIP II Asset
  Manager
2002                          623   1.670631     1,042         4.44        N/A             -8.73
2001                          703   1.830377     1,287         4.18        N/A             -4.09
Fidelity VIP II
  Contrafund
2002                            2   0.748420         1         0.61        N/A             -9.61
2001                            1   0.827948         1         0.51        N/A            -12.31
Fidelity VIP II Index 500
2002                       59,683   0.713223    42,567         1.19        N/A            -22.25
2001                       54,856   0.917299    50,319         1.01        N/A            -12.10
FT VIP Templeton Foreign
  Securities Class 2 (A)
2002                           35   0.668837        23         1.60        N/A            -18.56
2001                           35   0.821278        29         2.93        N/A            -15.99
PVIT Total Return
  Portfolio II (A)
2002                            0   1.060688         0         3.96        N/A              6.07
2001                          N/A        N/A       N/A          N/A        N/A               N/A
T. Rowe Price
  International Stock
2002                          496   0.927310       460         0.78        N/A            -18.29
2001                          601   1.134896       682         2.17        N/A            -22.21
UIF Core Plus Fixed
  Income (A)
2002                       16,305   1.387602    22,625         3.48        N/A              7.33
2001                       19,824   1.292873    25,629         3.80        N/A              9.32
UIF Technology
2002                        1,282   0.206389       265          N/A        N/A            -48.97
2001                        1,095   0.404424       443          N/A        N/A            -48.84

(A)  Name changed. See Note 1.
* These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest.
** These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Underlying Fund are excluded.
*** These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                            PART C: OTHER INFORMATION

ITEM 27. EXHIBITS

     (A) BOARD OF DIRECTORS RESOLUTION.

            Certified copy of Resolutions of the Board of Directors of the Company dated November 22, 1993 establishing the Group VEL Account was previously filed on April 16, 1998, in Post-Effective Amendment No. 9 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (B) CUSTODIAN AGREEMENTS.

            Not applicable.

     (C) UNDERWRITING CONTRACTS.

            (1) Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 9 of this Registration Statement on Form S-6, and is incorporated by reference herein.

            (2) Registered Representatives/Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 9 of this Registration Statement on Form S-6, and is incorporated by reference herein.

            (3) Sales Agreements were previously filed on April 16, 1998 in Post-Effective Amendment No. 9 of this Registration Statement on Form S-6, and are incorporated by reference herein.

            (4) Commission Schedule was previously filed on April 16, 1998 in Post-Effective Amendment No. 9 of this Registration Statement on Form S-6, and is incorporated by reference herein.

            (5) General Agent's Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 9 of this Registration Statement on Form S-6, and is incorporated by reference herein.

            (6) Career Agent Agreement was previously filed on April 19, 1998 in Post-Effective Amendment No. 9 of this Registration Statement on Form S-6, and is incorporated by reference herein.

            (7) Delaware Wholesaling Agreement was previously filed on December 15, 1998 in Post-Effective Amendment No. 10 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (D) POLICY.

            (1) Policy and initial Riders were previously filed on April 16, 1998 in Post-Effective Amendment No. 9 of this Registration Statement on Form S-6, and are incorporated by reference herein.

            (2) The Preferred Loan Endorsement and Exchange to Term Rider were previously filed on April 30, 1997 in Post-Effective Amendment No. 5 of this Registration Statement on Form S-6, and are incorporated by reference herein.

     (E) APPLICATION.

            Amended Application was previously filed in Post-Effective Amendment No. 10 on December 15, 1998 on Form S-6, and is incorporated by reference herein. Application was previously filed in Post-Effective Amendment No. 9 on April 16, 1998 on Form S-6, and is incorporated by reference herein.

     (F) DEPOSITOR'S CERTIFICATE OF INCORPORATION AND BYLAWS.

            Articles of Incorporation and Bylaws, as amended, of the Company were previously filed on October 1, 1995 in Post-Effective Amendment No. 1 of this Registration Statement on Form S-6, and are incorporated by reference herein.

     (G) REINSURANCE CONTRACTS.

            (1) Reinsurance contract dated January 1, 2001 among First Allmerica Financial Life Insurance Company and General & Cologne Life Re of America was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (2) Reinsurance contract dated January 1, 2001 among Allmerica Financial Life Insurance and Annuity Company and Reinsurance Company of Missouri, Inc. was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (3) Reinsurance contract dated July 1, 2000 among First Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America (Swiss Re) was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (4) Reinsurance contract dated April 1, 2000 among First Allmerica Financial Life Insurance Company and Munich American Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (5) Reinsurance contract dated January 1, 2000 among First Allmerica Financial Life Insurance Company and Security Life of Denver Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (6) Reinsurance contract dated January 1, 2000 among First Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America (Swiss Re) was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (7) Reinsurance contract dated November 1, 1999 among First Allmerica Financial Life Insurance Company and RGA Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No.
                 33-57792/811-7466, and is incorporated by reference herein.

            (8) Reinsurance contract dated January 1, 1999 among First Allmerica Financial Life Insurance Company and AXA Re Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (9) Reinsurance contract dated January 1, 1998 among Allmerica Financial Life Insurance and Annuity Company and RGA Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (10) Reinsurance contract dated April 1, 1996 among First Allmerica
                 Financial Life Insurance Company and Transamerica Occidental Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (11) Reinsurance contract dated March 1, 1996 among First Allmerica
                 Financial Life Insurance Company and Northwestern National Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (12) Reinsurance contract dated March 1, 1996 among First Allmerica
                 Financial Life Insurance Company and Connecticut General Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (13) Reinsurance contract dated November 22, 1995 among First
                 Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (14) Reinsurance contract dated January 1, 1995 among State Mutual
                 Life Assurance Company of America and Life Reinsurance Corporation of America was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (15) Reinsurance contract dated January 1, 1994 among State Mutual
                 Life Assurance Company of America and Connecticut General Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (16) Reinsurance contract dated January 1, 1993 among State Mutual
                 Life Assurance Company of America and Life Reassurance Corporation of America was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (17) Reinsurance contract dated January 1, 1993 among State Mutual
                 Life Assurance Company and The Cologne Life Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No.
                 33-57792/811-7466, and is incorporated by reference herein.

            (18) Reinsurance contract dated February 26, 1991 among State Mutual
                 Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (19) Reinsurance contract dated May 1, 1989 among State Mutual Life
                 Assurance Company of America and General American Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (20) Reinsurance contract dated May 1, 1989 among State Mutual Life
                 Assurance Company of America and Connecticut General Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (21) Reinsurance contract dated July 1, 1986 among State Mutual Life
                 Assurance Company of

                 America and General American Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (22) Reinsurance contract dated August 1, 1983 among State Mutual
                 Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (23) Reinsurance contract dated August 1, 1983 among State Mutual
                 Life Assurance Company and Connecticut General Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (24) Reinsurance contract dated August 1, 1983 among State Mutual
                 Life Assurance Company and Cologne Life Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (H) PARTICIPATION AGREEMENT.

            (1) Form of Amendment dated May 1, 2003 to the Allmerica Investment Trust Participation Agreement was previously filed in May 2003 in Post-Effective Amendment No. 18 of Registration Statement No. 333-57792/811-7466, and is incorporated by reference herein. Participation Agreement between the Company and Allmerica Investment Trust dated March 22, 2000 was previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466 on Form S-6, and is incorporated by reference herein.

            (2) Amendment dated May 1, 2001 to the Fidelity VIP Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement, as amended, with Variable Insurance Products Fund was previously filed in Post-Effective Amendment No. 9 on April 16, 1998 on Form S-6, and is incorporated by reference herein.

            (3) Amendment dated October 1, 2001 to the Variable Products Fund II Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement, as amended, with Variable Insurance Products Fund II was previously filed in Post-Effective Amendment No. 9 on April 16, 1998 on Form S-6, and is incorporated by reference herein.

            (4) Amendment dated May 1, 2001 to the Delaware Group Premium Fund Participation Agreement was previously filed on November 1, 2001 in Post-Effective Amendment No. 15 of Registration Statement No. 33-82658/811-8704 on Form S-6, and is incorporated by reference herein. Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 11 on Form S-6, and is incorporated by reference herein.

            (5) Amendment to Schedule A dated October 1, 2000 to the T. Rowe Price International Series, Inc. Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement with
                 T. Rowe Price International Series, Inc. was previously filed in Post-Effective Amendment No. 9 on April 16, 1998 on Form S-6, and is incorporated by reference herein.

            (6) Amendment to the Fidelity Services Agreement, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 3 on Form S-6, and is incorporated by reference herein. Fidelity Service Agreement, effective as of November 1, 1995, was previously filed on April 30, 1996 in Post-Effective Amendment No. 3 on Form S-6, and is incorporated by reference herein.

            (7) Service Agreement with Rowe Price-Fleming International, Inc. was previously filed in Post-Effective Amendment No. 9 on April 16, 1998 on Form S-6, and is incorporated by reference herein.

            (8) Amendment to the Service Fee Agreement Letter with Morgan Stanley Asset Management, Inc. was previously filed in Post-Effective Amendment No. 13 on April 26, 2000 on Form S-6, and is incorporated by reference herein. Service Fee Agreement Letter with Morgan Stanley Asset Management, Inc., was previously filed in Post-Effective Amendment No. 9 on April 16, 1998 on Form S-6, and is incorporated by reference herein.

            (9) Amendment to the Participation Agreement with Morgan Stanley was previously filed in Post-Effective Amendment No. 13 on April 26, 2000 on Form S-6, and is incorporated by reference herein. Participation Agreement with Morgan Stanley was previously filed in Post-Effective Amendment No. 9 on April 16, 1998 on Form S-6, and is incorporated by reference herein.

            (10) Amendment dated May 1, 2002 to the Alliance Amended and
                 Restated Participation Agreement was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 333-57792/811-7466, and is incorporated by reference herein. Merger and Consolidation Agreement and Amended and Restated Participation Agreement with Alliance were previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and are incorporated by reference herein.

            (11) Amendment dated February 25, 2000 to the Janus Participation
                 Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement between the Company and Janus Distributors, Inc. dated February 25, 2000 was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein.

            (12) Participation Agreement between the Company and PIMCO Variable
                 Insurance Trust dated August 17, 2000 was previously filed in April 26, 2001 in Post-Effective Amendment No. 14 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (I) ADMINISTRATIVE CONTRACTS.

            (1) Service Agreement dated March 1, 2001 between Boston Financial Data Services, Inc. and Allmerica Financial Life Insurance and Annuity Company for lockbox and mailroom services was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (2)  Directors' Power of Attorney is filed herewith.

     (J) OTHER MATERIAL CONTRACTS.

            Not Applicable.

     (K) LEGAL OPINION

            Opinion of Counsel is filed herewith.

     (L) ACTUARIAL OPINION.

            Not Applicable. The Registration Statement does not include illustrations.

     (M) CALCULATION.

            Not Applicable. The Registration Statement does not include illustrations.

     (N) OTHER OPINIONS.

            Consent of Independent Accountants is filed herewith.

     (O) OMITTED FINANCIAL STATEMENTS.

            Financial Statements included in Part B
            Financial Statements for Allmerica Financial Life Insurance and Annuity Company and Financial Statements for the Group VEL Account of Allmerica Financial Life Insurance and Annuity Company is filed herewith.

     (P) INITIAL CAPITAL AGREEMENTS.

            Not Applicable.

     (Q) REDEEMABILITY EXEMPTION.

            Not Applicable. Any such disclosures are included in the prospectus and/or SAI.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

     The principal business address of all the following Directors and Officers is:
     440 Lincoln Street
     Worcester, Massachusetts 01653

NAME AND POSITION WITH COMPANY              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------              ----------------------------------------------
Bruce C. Anderson                           Director (since 1996) and Vice President (since 1984) of
    Director and Vice President             First Allmerica

Warren E. Barnes                            Vice President (since 1996) and Corporate Controller (since
    Vice President and Corporate            1998) of First Allmerica
    Controller

Charles F. Cronin                           Secretary and Counsel (since 2000) of First Allmerica;
    Secretary                               Counsel (since 1996) of First Allmerica; Attorney (1991-1996)
                                            of Nutter, McClennen & Fish

J. Kendall Huber                            Director, Vice President and General Counsel (since 2000)
    Director, Vice President and            of First Allmerica; Vice President (1999) of Promos Hotel
    General Counsel                         Corporation; Vice President and Deputy General Counsel
                                            (1998-1999) of Legg Mason, Inc.; Vice President and Deputy
                                            General Counsel (1995-1998) of USF&G Corporation

Mark A. Hug                                 President and Chief Executive Officer (since 2002) of First

NAME AND POSITION WITH COMPANY              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------              ----------------------------------------------
    Director, President and                 Allmerica; Director (since 2001) and Vice President (since 2000)
    Chief Executive Officer                 of First Allmerica; Senior Vice President of Life and Annuity
                                            Products (1997-1999) for The Equitable Life Assurance Society

John P. Kavanaugh                           Director and Chief Investment Officer (since 1996) and Vice
    Director, Vice President and            President (since 1991) of First Allmerica; Director (since 1996)
    Chief Investment Officer                and President (since 1995) of Opus Investment Management, Inc.

Mark C. McGivney                            Vice President (since 1997) and Treasurer (since 2000) of First
    Vice President & Treasurer              Allmerica; Associate, Investment Banking (1996-1997) of
                                            Merrill Lynch & Co.

Edward J. Parry, III                        Director and Chief Financial Officer (since 1996), Vice
    Director, Vice President and            President (since 1993) and Treasurer (1993-2000) of First
    Chief Financial Officer                 Allmerica

Robert P. Restrepo, Jr.                     Director and Vice President (since 1998) of First Allmerica;
    Director                                Chief Executive Officer (1996 to 1998) of Travelers
                                            Property & Casualty; Senior Vice President (1993 to 1996)
                                            of Aetna Life & Casualty Company

Gregory D. Tranter                          Director and Vice President (since 2000) of First Allmerica;
    Director and Vice President             Vice President (1996-1998) of Travelers Property &  Casualty;
                                            Director of Geico Team (1983-1996) of Aetna Life & Casualty

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

                                          -------------------------------
                                          ALLMERICA FINANCIAL CORPORATION

                                                     DELAWARE
                                          -------------------------------
                                                         |
                                                         |
--------------------------------------------------------------------------------------------------------------------
100%                100%              100%                      100%           100%              100%           100%
-----------------  ----------------  --------------  ----------------  ------------  -----------------  -------------
     Opus                                               Allmerica
   Investment         Financial         Allmerica     Financial Life    AFC Capital    VeraVest, Inc.     First
Management, Inc.    Profiles, Inc.    Funding Corp    Insurance and       Trust I                        Sterling
                                                         Annuity                                          Limited
                                                         Company

 Massachusetts       California       Massachusetts   Massachusetts      Delaware      Massachusetts     Bermuda
-----------------  ----------------  --------------  ----------------  ------------  -----------------  -------------
  |                                                         |                                                |
  |                                                         |                                                |
  |                                                         |                                                |
  |                                                         |                                                   100%
  |                                                         |                                         --------------
  |                                                         |                                         First Sterling
  |                                                         |                                          Reinsurance
  |                                                         |                                            Company
  |                                                         |                                            Limited
  |                                                         |
  |                                                         |                                             Bermuda
  |                                                         |                                         --------------
  |                                                         |
  |  -------------------------------------------------------------------------------------------------------------------------------
  |          100%         100%          100%          100%         100%       100%         100%        100%         100%        100%
  |  ------------- ------------- ------------- ------------- -------- --------------- ---------- ----------- ---------- ------------
  |                                Allmerica     Allmerica   Allmerica     First     Allmerica   Allmerica   Allmerica    Allmerica
  |     VeraVest     VeraVest      Financial     Financial  Investments  Allmerica  Investments  Investment  Investment  Investments
  |   Investments,  Investment    Investment      Services   Insurance   Financial   Insurance   Insurance   Insurance    Insurance
  |      Inc.        Advisors,    Management     Insurance  Agency Inc.    Life      Agency of   Agency Inc.   Agency    Agency Inc.
  |                    Inc.        Services,      Agency,   of Alabama   Insurance    Florida,   of Georgia    Inc. of        of
  |                                   Inc.          Inc.                  Company      Inc.                   Kentucky   Mississippi
  |
  |  Massachusetts Massachusetts Massachusetts Massachusetts Alabama   Massachusetts  Florida     Georgia     Kentucky   Mississippi
  |  ------------- ------------- ------------- ------------- -------- --------------- ---------- ----------- ---------- ------------
  |                                                                          |
  |                                                                          |
---------------------------------------------------------------------   ---------------------------
         100%            100%         100%         100%          100%             100%         100%
--------------  ------------- ------------- -------------- ----------   --------------- -----------
  Allmerica       Allmerica         The       Allmerica      Citizens      Advantage      Allmerica
Benefits, Inc.      Asset         Hanover     Financial     Insurance      Insurance        Trust
                  Management,    Insurance    Insurance    Company of    Network, Inc.     Company,
                   Limited        Company      Brokers,     Illinois                         N.A.
                                                 Inc.

  Florida          Bermuda    New Hampshire  Massachusetts  Illinois       Delaware       Federally
                                                                                          Chartered
--------------  ------------- ------------- -------------- ----------   --------------- -----------
                                     |
                                     |
------------------------------------------------------------------------------------------------------------------------------------
      100%        100%            100%         100%           100%         100%            100%        100%        100%         100%
--------- --------------- ------------- ----------- -------------- -------------- --------------- ---------- ----------- -----------
Allmerica   Allmerica     The Hanover     Hanover    Massachusetts    Allmerica     AMGRO, Inc.   Citizens    Citizens     Citizens
Financial      Plus         American       Texas     Bay Insurance    Financial                   Insurance   Insurance    Insurance
 Benefit    Insurance      Insurance     Insurance      Company        Alliance                    Company   Company of   Company of
Insurance  Agency, Inc.     Company      Management                   Insurance                    of Ohio     America   the Midwest
 Company                                  Company,                     Company
                                            Inc.
Michigan   Massachusetts  New Hampshire    Texas     New Hampshire  New Hampshire  Massachusetts    Ohio      Michigan     Indiana
--------- --------------- ------------- ----------- -------------- -------------- --------------- ---------- ----------- -----------
                                                                                         |                        |
                                                                                         |                        |
                                                                             ----------------------------     ---------
                                                                                      100%           100%           100%
                                                                             --------------  ------------     ---------
                                                                                Lloyds           AMGRO         Citizens
                                                                                Credit        Receivables     Management
                                                                             Corporation      Corporation        Inc.

                                                                             Massachusetts      Delaware       Delaware
                                                                             --------------  ------------     ---------


                                                                                      --------------------
                                                                                             Hanover
                                                                                             Lloyd's
                                                                                            Insurance
                                                                                             Company

                                                                                              Texas
                                                                                      --------------------

                                                                                      Affiliated Lloyd's plan company, controlled by
                                                                                      Underwriters for the benefit of The Hanover
                                                                                      Insurance Company

                                                                                      --------------------   ---------------------
                                                                                             Allmerica            Allmerica
                                                                                         Investment Trust      Securities Trust

                                                                                          Massachusetts          Massachusetts
                                                                                      --------------------   ---------------------

                                                                                      Affiliated Management Investment Companies

                                                                                                   ------------------
                                                                                                     AAM High Yield
                                                                                                       Fund, L.L.C.

                                                                                                      Massachusetts
                                                                                                   ------------------

                                                                                      L.P. or L.L.C. established for the benefit
                                                                                      of First Allmerica, Allmerica Financial Life,
                                                                                      Hanover and Citizens

                                                                      ----------------      -----------------     ----------------
                                                                                                Greendale
                                                                      Allmerica Equity           Special                 AAM
                                                                         Index Pool          Placements Fund         Equity Fund

                                                                       Massachusetts          Massachusetts         Massachusetts
                                                                      ----------------      -----------------     ----------------

                                                                      Grantor Trusts established for the benefit of First Allmerica,
                                                                      Allmerica Financial Life, Hanover and Citizens


January 3, 2003

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                 NAME                                   ADDRESS                          TYPE OF BUSINESS
                 ----                                   -------                          ----------------
AAM Equity Fund                                   440 Lincoln Street              Massachusetts Grantor Trust
                                                  Worcester MA 01653

AAM High Yield Fund, L.L.C.                       440 Lincoln Street              Limited liability company
                                                  Worcester MA 01653

Advantage Insurance Network, Inc.                 440 Lincoln Street              Life Insurance Agency
                                                  Worcester MA 01653

AFC Capital Trust I                               440 Lincoln Street              Statutory Business Trust
                                                  Worcester MA 01653

Allmerica Asset Management, Limited               440 Lincoln Street              Investment advisory services
                                                  Worcester MA 01653

Allmerica Benefits, Inc.                          440 Lincoln Street              Non-insurance medical services
                                                  Worcester MA 01653

Allmerica Equity Index Pool                       440 Lincoln Street              Massachusetts Grantor Trust
                                                  Worcester MA 01653

Allmerica Financial Alliance Insurance            440 Lincoln Street              Multi-line property and casualty
Company                                           Worcester MA 01653              insurance

Allmerica Financial Benefit Insurance             645 West Grand River            Multi-line property and casualty
Company                                           Howell MI 48843                 insurance

Allmerica Financial Corporation                   440 Lincoln Street              Holding Company
                                                  Worcester MA 01653

Allmerica Financial Insurance                     440 Lincoln Street              Insurance Broker
Brokers, Inc.                                     Worcester MA 01653

Allmerica Financial Life Insurance                440 Lincoln Street              Life insurance, accident and health
and Annuity Company                               Worcester MA 01653              insurance, annuities, variable
                                                                                  annuities and variable life insurance

Allmerica Financial Services Insurance            440 Lincoln Street              Insurance Agency
Agency, Inc.                                      Worcester MA 01653

Allmerica Funding Corp.                           440 Lincoln Street              Investment corporation
                                                  Worcester MA 01653

Allmerica Financial Investment                    440 Lincoln Street              Investment advisory services
Management Services, Inc.                         Worcester MA 01653

Allmerica Investment Trust                        440 Lincoln Street              Investment  Trust
                                                  Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street              Insurance Agency
Alabama                                           Worcester MA 01653

Allmerica Investments Insurance Agency of         440 Lincoln Street              Insurance Agency
Florida, Inc.                                     Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street              Insurance Agency
Georgia                                           Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street              Insurance Agency
Kentucky                                          Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street              Insurance Agency
Mississippi                                       Worcester MA 01653

Allmerica Plus Insurance Agency, Inc.             440 Lincoln Street              Insurance Agency
                                                  Worcester MA 01653

Allmerica Securities Trust                        440 Lincoln Street              Investment Trust
                                                  Worcester MA 01653

Allmerica Trust Company, N.A.                     440 Lincoln Street              Limited purpose national trust
                                                  Worcester MA 01653              company

AMGRO, Inc.                                       440 Lincoln Street              Premium financing
                                                  Worcester MA 01653

Citizens Insurance Company of America             645 West Grand River            Multi-line property and casualty
                                                  Howell MI 48843                 insurance

Citizens Insurance Company of Illinois            333 Pierce Road                 Multi-line property and casualty
                                                  Itasca IL 60143                 insurance

Citizens Insurance Company of the                 3950 Priority Way               Multi-line property and casualty
Midwest                                           South Drive, Suite 200          insurance
                                                  Indianapolis IN 46280

Citizens Insurance Company of Ohio                8101 N. High Street             Multi-line property and casualty
                                                  P.O. Box 342250                 insurance
                                                  Columbus OH 43234

Citizens Management, Inc.                         440 Lincoln Street              Risk management services
(formerly known as Sterling Risk                  Worcester MA 01653
Management Services, Inc.)

Financial Profiles, Inc.                          5421 Avenida Encinas            Software company
                                                  Suite A
                                                  Carlsbad CA 92008

First Allmerica Financial Life Insurance          440 Lincoln Street              Life, pension, annuity, accident
Company                                           Worcester MA 01653              and health insurance company

First Sterling Limited                            41 Cedar Avenue                 Holding Company
                                                  Hamilton HM 12,
                                                  Bermuda

First Sterling Reinsurance Company                41 Cedar Avenue                 Reinsurance Company
Limited                                           Hamilton HM 12,
                                                  Bermuda

Greendale Special Placements Fund                 440 Lincoln Street              Massachusetts Grantor Trust
                                                  Worcester MA 01653

The Hanover American Insurance                    440 Lincoln Street              Multi-line property and casualty
Company                                           Worcester MA 01653              insurance

The Hanover Insurance Company                     440 Lincoln Street              Multi-line property and casualty
                                                  Worcester MA 01653              insurance

Hanover Texas Insurance Management                NationsBank Tower               Attorney-in-fact for Hanover Lloyd's
Company, Inc.                                     15301 Dallas Pkwy.              Insurance Company
                                                  Dallas TX 75248

Hanover Lloyd's Insurance Company                 7557 Rambler Road               Multi-line property and casualty
                                                  Suite 500                       insurance
                                                  Dallas TX 75231

Lloyds Credit Corporation                         440 Lincoln Street              Premium financing service
                                                  Worcester MA 01653              franchises

Massachusetts Bay Insurance Company               440 Lincoln Street              Multi-line property and casualty
                                                  Worcester MA 01653              insurance

Opus Investment Management, Inc.                  440 Lincoln Street              Investment advisory services
(formerly known as Allmerica Asset                Worcester MA 01653
Management, Inc.)

VeraVest, Inc. (formerly known as                 440 Lincoln Street              Securities, retail broker-dealer
Allmerica Services Corporation)                   Worcester MA 01653

VeraVest Investment Advisors, Inc.                440 Lincoln Street              Investment advisory services
(formerly known as Allmerica Investment           Worcester MA 01653
Management Company, Inc.)

VeraVest Investments, Inc.                        440 Lincoln Street              Securities, retail broker-dealer
(formerly known as Allmerica                      Worcester MA 01653
Investments, Inc.)

ITEM 30. INDEMNIFICATION

     RULE 484 UNDERTAKING - Article VIII of Registrant's Bylaws provides: "Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise."

     Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public Policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

     (A) VeraVest Investments, Inc. also acts as a principal underwriter for the following:

            - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

            - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account,

                 Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

            -    Allmerica Investment Trust

     (B) The Principal Business Address of each of the following Directors and Officers of VeraVest Investments, Inc. is 440 Lincoln Street, Worcester, Massachusetts 01653.

                   NAME                    POSITION OR OFFICE WITH UNDERWRITER
                   ----                    -----------------------------------
          Emil J. Aberizk, Jr.             Vice President

          Michael J. Brodeur               Vice President

          Charles F. Cronin                Secretary/Clerk

          Claudia J. Eckels                Vice President

          J. Kendall Huber                 Director

          Mark A. Hug                      Director and Vice President

          Richard M. LaVista               President

          Mark C. McGivney                 Treasurer

          William F. Monroe, Jr.           Vice President and Chief Compliance Officer

          K. David Nunley                  Vice President

          Jeffrey S. Rano                  Vice President and Chief Financial Officer

          Robert Scheinerman               Vice President

     (C) As indicated in Part B (Statement of Additional Information), in response to Item 17, there were no commissions retained by Allmerica Investments, Inc., the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 2002. No other commissions or other compensation was received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder, are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.

ITEM 33. MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 34. FEE REPRESENTATION (pursuant to Section 26(e) of the Investment Company Act of 1940)

     The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 1st day of April, 2003.

                              GROUP VEL ACCOUNT OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                          By:  /s/ Charles F. Cronin
                             --------------------------
                          Charles F. Cronin, Secretary

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                            TITLE                                                            DATE
----------                            -----                                                            ----
/s/ Warren E. Barnes                  Vice President and Corporate Controller                          April 1, 2003
--------------------------------
Warren E. Barnes

Bruce C. Anderson*                    Director and Vice President
--------------------------------

J. Kendall Huber*                     Director, Senior Vice President and General Counsel
--------------------------------

Mark A. Hug*                          Director, President and Chief Executive Officer
--------------------------------

John P. Kavanaugh*                    Director, Vice President and Chief Investment Officer
--------------------------------

Edward J. Parry III*                  Director, Senior Vice President and Chief Financial Officer
--------------------------------

Robert P. Restrepo, Jr.*              Director and Senior Vice President
--------------------------------

Gregory D. Tranter*                   Director and Vice President
--------------------------------

* Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated January 6, 2003 duly executed by such persons.

  /s/ Sheila B. St. Hilaire
-------------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(33-82658)

                             FORM N-6 EXHIBIT TABLE

Exhibit I(2)  Directors' Power of Attorney

Exhibit (K)   Opinion of Counsel

Exhibit (N)   Consent of Independent Accountants